REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract owners of
Metropolitan Life Separate Account E
and Board of Directors of
Metropolitan Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of each of the divisions of Metropolitan Life Separate Account E (the "Separate Account") listed in Notes 2A and 2B (collectively, the "Divisions") as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for the Divisions included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Divisions and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions as of December 31, 2024, and the results of their operations for the year then ended (or for the periods listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Divisions of the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTI AB Global Dynamic Allocation Division
BHFTI BlackRock Global Tactical Strategies Division
BHFTI Brighthouse Balanced Plus Division
BHFTI Invesco Balanced-Risk Allocation Division
BHFTI PanAgora Global Diversified Risk Division
BHFTI Schroders Global Multi-Asset Division	For the period from January 1, 2024 through November 22, 2024 (cessation of operations)	For the period from January 1, 2024 through November 22, 2024 (cessation of operations) and the year ended December 31, 2023	For the period from January 1, 2024 through November 22, 2024 (cessation of operations) and the years ended December 31, 2023, 2022, 2021 and 2020
Fidelity® VIP Freedom 2055 Division Fidelity® VIP Freedom 2060 Division	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from May 1, 2023 (commencement of operations) through December 31, 2023

Divisions of the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Morgan Stanley VIF Global Infrastructure Division	For the period from January 1, 2024 through December 6, 2024 (cessation of operations)	For the period from January 1, 2024 through December 6, 2024 (cessation of operations) and the year ended December 31, 2023	For the period from January 1, 2024 through December 6, 2024 (cessation of operations) and the years ended December 31, 2023, 2022, 2021 and 2020
TAP 1919 Variable Socially Responsive Balanced Division	For the period from January 1, 2024 through March 1, 2024 (cessation of operations)	For the period from January 1, 2024 through March 1, 2024 (cessation of operations) and the year ended December 31, 2023	For the period from January 1, 2024 through March 1, 2024 (cessation of operations) and the years ended December 31, 2023, 2022, 2021 and 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the Separate Account's custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 26, 2025

We have served as the Separate Account's auditor since 1984.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	American Funds® Global Growth Division	American Funds® Global Small Capitalization Division	American Funds® Growth Division	American Funds® Growth-Income Division
Assets:
Investments at fair value	$66,914	$270,498,473	$1,132,348,909	$644,437,252
Due from Metropolitan Life Insurance Company	—	—	—	—
Total Assets	66,914	270,498,473	1,132,348,909	644,437,252
Liabilities:
Accrued fees	6	97	94	82
Due to Metropolitan Life Insurance Company	—	2	142	69
Total Liabilities	6	99	236	151
Net Assets	$66,908	$270,498,374	$1,132,348,673	$644,437,101
Contract Owners' Equity
Net assets from accumulation units	$66,908	$269,849,443	$1,129,260,575	$642,203,458
Net assets from contracts in payout	—	648,931	3,088,098	2,233,643
Total Net Assets	$66,908	$270,498,374	$1,132,348,673	$644,437,101

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	American Funds® The Bond Fund of America Division	BHFTI Allspring Mid Cap Value Division	BHFTI American Funds® Balanced Allocation Division	BHFTI American Funds® Growth Allocation Division	BHFTI American Funds® Growth Division
Assets:
Investments at fair value	$59,305,953	$40,219	$559,787,400	$404,325,904	$249,271,703
Due from Metropolitan Life Insurance Company	—	—	—	—	1
Total Assets	59,305,953	40,219	559,787,400	404,325,904	249,271,704
Liabilities:
Accrued fees	102	7	61	50	66
Due to Metropolitan Life Insurance Company	1	—	—	1	—
Total Liabilities	103	7	61	51	66
Net Assets	$59,305,850	$40,212	$559,787,339	$404,325,853	$249,271,638
Contract Owners' Equity
Net assets from accumulation units	$59,126,024	$40,212	$558,921,885	$403,991,039	$249,169,111
Net assets from contracts in payout	179,826	—	865,454	334,814	102,527
Total Net Assets	$59,305,850	$40,212	$559,787,339	$404,325,853	$249,271,638

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Moderate Allocation Division	BHFTI BlackRock High Yield Division	BHFTI Brighthouse Asset Allocation 100 Division	BHFTI Brighthouse Small Cap Value Division	BHFTI Brighthouse/ Eaton Vance Floating Rate Division
Assets:
Investments at fair value	$492,624,723	$217,178	$219,509,359	$16,190,438	$13,955,377
Due from Metropolitan Life Insurance Company	—	—	1	—	—
Total Assets	492,624,723	217,178	219,509,360	16,190,438	13,955,377
Liabilities:
Accrued fees	46	14	60	27	20
Due to Metropolitan Life Insurance Company	—	—	—	3	1
Total Liabilities	46	14	60	30	21
Net Assets	$492,624,677	$217,164	$219,509,300	$16,190,408	$13,955,356
Contract Owners' Equity
Net assets from accumulation units	$491,686,639	$217,164	$213,568,106	$16,190,408	$13,935,876
Net assets from contracts in payout	938,038	—	5,941,194	—	19,480
Total Net Assets	$492,624,677	$217,164	$219,509,300	$16,190,408	$13,955,356

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI Brighthouse/ Franklin Low Duration Total Return Division	BHFTI Brighthouse/ Templeton International Bond Division	BHFTI Brighthouse/ Wellington Large Cap Research Division	BHFTI CBRE Global Real Estate Division	BHFTI Harris Oakmark International Division
Assets:
Investments at fair value	$49,185,022	$2,798,566	$764,332,329	$109,649,550	$243,768,238
Due from Metropolitan Life Insurance Company	—	—	36	—	—
Total Assets	49,185,022	2,798,566	764,332,365	109,649,550	243,768,238
Liabilities:
Accrued fees	71	36	97	106	141
Due to Metropolitan Life Insurance Company	1	—	—	20	3
Total Liabilities	72	36	97	126	144
Net Assets	$49,184,950	$2,798,530	$764,332,268	$109,649,424	$243,768,094
Contract Owners' Equity
Net assets from accumulation units	$49,156,289	$2,789,041	$749,639,992	$109,448,464	$242,852,595
Net assets from contracts in payout	28,661	9,489	14,692,276	200,960	915,499
Total Net Assets	$49,184,950	$2,798,530	$764,332,268	$109,649,424	$243,768,094

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Comstock Division	BHFTI Invesco Global Equity Division	BHFTI Invesco Small Cap Growth Division	BHFTI JPMorgan Core Bond Division	BHFTI JPMorgan Global Active Allocation Division
Assets:
Investments at fair value	$15,573	$213,091,081	$41,967,751	$50,395,772	$433,655,954
Due from Metropolitan Life Insurance Company	—	1	22	—	—
Total Assets	15,573	213,091,082	41,967,773	50,395,772	433,655,954
Liabilities:
Accrued fees	7	134	136	36	38
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	7	134	136	36	38
Net Assets	$15,566	$213,090,948	$41,967,637	$50,395,736	$433,655,916
Contract Owners' Equity
Net assets from accumulation units	$15,566	$212,602,166	$41,890,987	$50,366,926	$433,538,413
Net assets from contracts in payout	—	488,782	76,650	28,810	117,503
Total Net Assets	$15,566	$213,090,948	$41,967,637	$50,395,736	$433,655,916

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI JPMorgan Small Cap Value Division	BHFTI Loomis Sayles Global Allocation Division	BHFTI Loomis Sayles Growth Division	BHFTI MetLife Multi-Index Targeted Risk Division	BHFTI MFS® Research International Division
Assets:
Investments at fair value	$12,012,542	$71,846,626	$404,919,134	$5,021,397,270	$112,084,370
Due from Metropolitan Life Insurance Company	—	1	—	—	—
Total Assets	12,012,542	71,846,627	404,919,134	5,021,397,270	112,084,370
Liabilities:
Accrued fees	44	56	113	37	141
Due to Metropolitan Life Insurance Company	—	—	147	98	22
Total Liabilities	44	56	260	135	163
Net Assets	$12,012,498	$71,846,571	$404,918,874	$5,021,397,135	$112,084,207
Contract Owners' Equity
Net assets from accumulation units	$12,009,997	$71,821,450	$404,386,937	$5,018,690,067	$111,647,545
Net assets from contracts in payout	2,501	25,121	531,937	2,707,068	436,662
Total Net Assets	$12,012,498	$71,846,571	$404,918,874	$5,021,397,135	$112,084,207

The accompanying notes are an integral part of these financial statements.

	BHFTI Morgan Stanley Discovery Division	BHFTI PIMCO Inflation Protected Bond Division	BHFTI PIMCO Total Return Division	BHFTI SSGA Emerging Markets Enhanced Index II Division	BHFTI SSGA Growth and Income ETF Division
Assets:
Investments at fair value	$396,131,441	$212,188,800	$446,156,028	$24,353,165	$405,743,103
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	396,131,441	212,188,800	446,156,028	24,353,165	405,743,103
Liabilities:
Accrued fees	124	81	121	53	81
Due to Metropolitan Life Insurance Company	21	2	6	—	—
Total Liabilities	145	83	127	53	81
Net Assets	$396,131,296	$212,188,717	$446,155,901	$24,353,112	$405,743,022
Contract Owners' Equity
Net assets from accumulation units	$394,480,515	$211,760,017	$445,583,572	$24,321,842	$405,271,484
Net assets from contracts in payout	1,650,781	428,700	572,329	31,270	471,538
Total Net Assets	$396,131,296	$212,188,717	$446,155,901	$24,353,112	$405,743,022

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTI SSGA Growth ETF Division	BHFTI T. Rowe Price Large Cap Value Division	BHFTI T. Rowe Price Mid Cap Growth Division	BHFTI TCW Core Fixed Income Division	BHFTI Victory Sycamore Mid Cap Value Division
Assets:
Investments at fair value	$95,901,252	$228,685	$327,201,481	$299,133	$293,509,592
Due from Metropolitan Life Insurance Company	—	—	32	—	—
Total Assets	95,901,252	228,685	327,201,513	299,133	293,509,592
Liabilities:
Accrued fees	72	16	107	5	107
Due to Metropolitan Life Insurance Company	3	—	—	—	25
Total Liabilities	75	16	107	5	132
Net Assets	$95,901,177	$228,669	$327,201,406	$299,128	$293,509,460
Contract Owners' Equity
Net assets from accumulation units	$95,806,767	$228,669	$326,494,209	$299,128	$292,453,944
Net assets from contracts in payout	94,410	—	707,197	—	1,055,516
Total Net Assets	$95,901,177	$228,669	$327,201,406	$299,128	$293,509,460

The accompanying notes are an integral part of these financial statements.

	BHFTI Western Asset Management Government Income Division	BHFTII Baillie Gifford International Stock Division	BHFTII BlackRock Bond Income Division	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division
Assets:
Investments at fair value	$184,193,279	$82,161,395	$234,463,352	$195,051,074	$28,416,463
Due from Metropolitan Life Insurance Company	—	—	60	1	—
Total Assets	184,193,279	82,161,395	234,463,412	195,051,075	28,416,463
Liabilities:
Accrued fees	30	103	105	79	87
Due to Metropolitan Life Insurance Company	1	1	—	—	4
Total Liabilities	31	104	105	79	91
Net Assets	$184,193,248	$82,161,291	$234,463,307	$195,050,996	$28,416,372
Contract Owners' Equity
Net assets from accumulation units	$184,034,372	$81,736,487	$232,715,877	$193,625,594	$28,223,922
Net assets from contracts in payout	158,876	424,804	1,747,430	1,425,402	192,450
Total Net Assets	$184,193,248	$82,161,291	$234,463,307	$195,050,996	$28,416,372

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTII Brighthouse Asset Allocation 20 Division	BHFTII Brighthouse Asset Allocation 40 Division	BHFTII Brighthouse Asset Allocation 60 Division	BHFTII Brighthouse Asset Allocation 80 Division	BHFTII Brighthouse/ Artisan Mid Cap Value Division
Assets:
Investments at fair value	$151,318,427	$509,036,026	$1,998,752,147	$1,311,940,537	$136,501,433
Due from Metropolitan Life Insurance Company	—	8	—	22	82
Total Assets	151,318,427	509,036,034	1,998,752,147	1,311,940,559	136,501,515
Liabilities:
Accrued fees	75	70	54	59	126
Due to Metropolitan Life Insurance Company	1	—	1	—	—
Total Liabilities	76	70	55	59	126
Net Assets	$151,318,351	$509,035,964	$1,998,752,092	$1,311,940,500	$136,501,389
Contract Owners' Equity
Net assets from accumulation units	$150,284,034	$507,009,353	$1,994,852,302	$1,308,041,323	$135,676,799
Net assets from contracts in payout	1,034,317	2,026,611	3,899,790	3,899,177	824,590
Total Net Assets	$151,318,351	$509,035,964	$1,998,752,092	$1,311,940,500	$136,501,389

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Dimensional International Small Company Division	BHFTII Brighthouse/ Wellington Balanced Division	BHFTII Brighthouse/ Wellington Core Equity Opportunities Division	BHFTII Frontier Mid Cap Growth Division	BHFTII Jennison Growth Division
Assets:
Investments at fair value	$3,796,747	$472,920,189	$373,515,716	$413,283,463	$244,121,238
Due from Metropolitan Life Insurance Company	—	11	—	—	—
Total Assets	3,796,747	472,920,200	373,515,716	413,283,463	244,121,238
Liabilities:
Accrued fees	36	55	109	74	84
Due to Metropolitan Life Insurance Company	—	—	5	8	6
Total Liabilities	36	55	114	82	90
Net Assets	$3,796,711	$472,920,145	$373,515,602	$413,283,381	$244,121,148
Contract Owners' Equity
Net assets from accumulation units	$3,795,599	$462,189,588	$370,713,569	$410,315,999	$243,403,012
Net assets from contracts in payout	1,112	10,730,557	2,802,033	2,967,382	718,136
Total Net Assets	$3,796,711	$472,920,145	$373,515,602	$413,283,381	$244,121,148

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTII Loomis Sayles Small Cap Core Division	BHFTII Loomis Sayles Small Cap Growth Division	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Mid Cap Stock Index Division	BHFTII MetLife MSCI EAFE® Index Division
Assets:
Investments at fair value	$117,803,345	$43,865,993	$636,633,721	$410,327,467	$350,030,093
Due from Metropolitan Life Insurance Company	18	1	—	—	11
Total Assets	117,803,363	43,865,994	636,633,721	410,327,467	350,030,104
Liabilities:
Accrued fees	102	81	114	120	116
Due to Metropolitan Life Insurance Company	—	—	11	19	—
Total Liabilities	102	81	125	139	116
Net Assets	$117,803,261	$43,865,913	$636,633,596	$410,327,328	$350,029,988
Contract Owners' Equity
Net assets from accumulation units	$116,899,006	$43,765,242	$634,154,017	$409,008,959	$349,283,204
Net assets from contracts in payout	904,255	100,671	2,479,579	1,318,369	746,784
Total Net Assets	$117,803,261	$43,865,913	$636,633,596	$410,327,328	$350,029,988

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division	BHFTII MFS® Value Division	BHFTII Neuberger Berman Genesis Division
Assets:
Investments at fair value	$262,270,347	$2,959,512,973	$85,769,304	$473,716,599	$223,478,292
Due from Metropolitan Life Insurance Company	—	111	—	25	—
Total Assets	262,270,347	2,959,513,084	85,769,304	473,716,624	223,478,292
Liabilities:
Accrued fees	117	96	76	105	108
Due to Metropolitan Life Insurance Company	7	—	—	—	7
Total Liabilities	124	96	76	105	115
Net Assets	$262,270,223	$2,959,512,988	$85,769,228	$473,716,519	$223,478,177
Contract Owners' Equity
Net assets from accumulation units	$261,771,801	$2,896,326,019	$84,207,266	$466,629,174	$222,342,588
Net assets from contracts in payout	498,422	63,186,969	1,561,962	7,087,345	1,135,589
Total Net Assets	$262,270,223	$2,959,512,988	$85,769,228	$473,716,519	$223,478,177

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	BHFTII T. Rowe Price Large Cap Growth Division	BHFTII T. Rowe Price Small Cap Growth Division	BHFTII VanEck Global Natural Resources Division	BHFTII Western Asset Management Strategic Bond Opportunities Division	BHFTII Western Asset Management U.S. Government Division
Assets:
Investments at fair value	$580,529,996	$340,876,106	$15,465,050	$244,115,967	$83,766,425
Due from Metropolitan Life Insurance Company	76	—	—	—	—
Total Assets	580,530,072	340,876,106	15,465,050	244,115,967	83,766,425
Liabilities:
Accrued fees	118	109	30	141	125
Due to Metropolitan Life Insurance Company	—	49	—	5	3
Total Liabilities	118	158	30	146	128
Net Assets	$580,529,954	$340,875,948	$15,465,020	$244,115,821	$83,766,297
Contract Owners' Equity
Net assets from accumulation units	$564,796,728	$340,117,887	$15,457,921	$243,159,028	$83,531,269
Net assets from contracts in payout	15,733,226	758,061	7,099	956,793	235,028
Total Net Assets	$580,529,954	$340,875,948	$15,465,020	$244,115,821	$83,766,297

The accompanying notes are an integral part of these financial statements.

	BlackRock Global Allocation V.I. Division	Calvert VP SRI Balanced Division	Calvert VP SRI Mid Cap Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division
Assets:
Investments at fair value	$17,232	$51,979,869	$5,768,791	$222,231	$62,797,364
Due from Metropolitan Life Insurance Company	—	3	—	—	—
Total Assets	17,232	51,979,872	5,768,791	222,231	62,797,364
Liabilities:
Accrued fees	5	24	5	6	11
Due to Metropolitan Life Insurance Company	—	—	1	—	48
Total Liabilities	5	24	6	6	59
Net Assets	$17,227	$51,979,848	$5,768,785	$222,225	$62,797,305
Contract Owners' Equity
Net assets from accumulation units	$17,227	$51,694,380	$5,729,655	$222,225	$61,929,865
Net assets from contracts in payout	—	285,468	39,130	—	867,440
Total Net Assets	$17,227	$51,979,848	$5,768,785	$222,225	$62,797,305

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division
Assets:
Investments at fair value	$3,261,810	$5,636,535	$10,596,051	$11,067,763	$8,902,228
Due from Metropolitan Life Insurance Company	—	1	—	—	—
Total Assets	3,261,810	5,636,536	10,596,051	11,067,763	8,902,228
Liabilities:
Accrued fees	7	14	33	19	38
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	7	14	33	19	38
Net Assets	$3,261,803	$5,636,522	$10,596,018	$11,067,744	$8,902,190
Contract Owners' Equity
Net assets from accumulation units	$3,261,803	$5,636,522	$10,596,018	$11,067,744	$8,902,190
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$3,261,803	$5,636,522	$10,596,018	$11,067,744	$8,902,190

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP FundsManager 50% Division
Assets:
Investments at fair value	$8,226,433	$15,913,666	$1,074,804	$1,141,810	$141,921,193
Due from Metropolitan Life Insurance Company	—	1	—	—	—
Total Assets	8,226,433	15,913,667	1,074,804	1,141,810	141,921,193
Liabilities:
Accrued fees	19	16	21	18	—
Due to Metropolitan Life Insurance Company	41	—	—	1	—
Total Liabilities	60	16	21	19	—
Net Assets	$8,226,373	$15,913,651	$1,074,783	$1,141,791	$141,921,193
Contract Owners' Equity
Net assets from accumulation units	$8,226,373	$15,913,651	$1,074,783	$1,141,791	$141,921,193
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$8,226,373	$15,913,651	$1,074,783	$1,141,791	$141,921,193

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	Fidelity® VIP FundsManager 60% Division	Fidelity® VIP Government Money Market Division	Fidelity® VIP Growth Division	Fidelity® VIP Investment Grade Bond Division	Fidelity® VIP Mid Cap Division
Assets:
Investments at fair value	$145,937,901	$4,101,609	$135,093,225	$4,998,294	$65,490
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	145,937,901	4,101,609	135,093,225	4,998,294	65,490
Liabilities:
Accrued fees	3	13	6	6	6
Due to Metropolitan Life Insurance Company	—	—	1	—	—
Total Liabilities	3	13	7	6	6
Net Assets	$145,937,898	$4,101,596	$135,093,218	$4,998,288	$65,484
Contract Owners' Equity
Net assets from accumulation units	$145,937,898	$4,101,596	$134,981,239	$4,987,732	$65,484
Net assets from contracts in payout	—	—	111,979	10,556	—
Total Net Assets	$145,937,898	$4,101,596	$135,093,218	$4,998,288	$65,484

The accompanying notes are an integral part of these financial statements.

	FTVIPT Templeton Foreign VIP Division	Janus Henderson Enterprise Division	LMPVET ClearBridge Variable Appreciation Division	LMPVET ClearBridge Variable Dividend Strategy Division	LMPVET ClearBridge Variable Large Cap Growth Division
Assets:
Investments at fair value	$2,789	$24,026	$23,766	$65,801	$262,142
Due from Metropolitan Life Insurance Company	1	—	—	—	—
Total Assets	2,790	24,026	23,766	65,801	262,142
Liabilities:
Accrued fees	2	4	4	6	14
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	2	4	4	6	14
Net Assets	$2,788	$24,022	$23,762	$65,795	$262,128
Contract Owners' Equity
Net assets from accumulation units	$2,788	$24,022	$23,762	$65,795	$262,128
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$2,788	$24,022	$23,762	$65,795	$262,128

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2024

	LMPVET ClearBridge Variable Small Cap Growth Division	Macquarie VIP Small Cap Value Division	PIMCO VIT CommodityRealReturn® Strategy Division
Assets:
Investments at fair value	$22,487	$481	$5,447
Due from Metropolitan Life Insurance Company	—	—	—
Total Assets	22,487	481	5,447
Liabilities:
Accrued fees	7	—	5
Due to Metropolitan Life Insurance Company	—	—	—
Total Liabilities	7	—	5
Net Assets	$22,480	$481	$5,442
Contract Owners' Equity
Net assets from accumulation units	$22,480	$481	$5,442
Net assets from contracts in payout	—	—	—
Total Net Assets	$22,480	$481	$5,442

The accompanying notes are an integral part of these financial statements.

	PIMCO VIT Dynamic Bond Division	PIMCO VIT Emerging Markets Bond Division
Assets:
Investments at fair value	$6,740	$11,413
Due from Metropolitan Life Insurance Company	—	1
Total Assets	6,740	11,414
Liabilities:
Accrued fees	5	5
Due to Metropolitan Life Insurance Company	—	—
Total Liabilities	5	5
Net Assets	$6,735	$11,409
Contract Owners' Equity
Net assets from accumulation units	$6,735	$11,409
Net assets from contracts in payout	—	—
Total Net Assets	$6,735	$11,409

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2024

	American Funds® Global Growth Division	American Funds® Global Small Capitalization Division	American Funds® Growth Division	American Funds® Growth-Income Division	American Funds® The Bond Fund of America Division
Investment Income:
Dividends	$1,035	$3,057,261	$3,593,919	$6,945,298	$2,472,385
Expenses:
Mortality and expense risk and other charges	925	3,608,166	13,553,699	8,106,422	762,923
Administrative charges	114	557,763	1,882,980	1,174,523	126,462
Total expenses	1,039	4,165,929	15,436,679	9,280,945	889,385
Net investment income (loss)	(4)	(1,108,668)	(11,842,760)	(2,335,647)	1,583,000
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,899	10,775,645	25,160,756	29,229,810	—
Realized gains (losses) on sale of investments	34,415	(6,780,087)	81,231,510	43,930,975	(1,403,076)
Net realized gains (losses)	36,314	3,995,558	106,392,266	73,160,785	(1,403,076)
Change in unrealized gains (losses) on investments	(16,171)	(142,051)	191,793,230	61,363,336	(376,928)
Net realized and change in unrealized gains (losses) on investments	20,143	3,853,507	298,185,496	134,524,121	(1,780,004)
Net increase (decrease) in net assets resulting from operations	$20,139	$2,744,839	$286,342,736	$132,188,474	$(197,004)

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period January 1, 2024 to December 6, 2024.

(c) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	BHFTI AB Global Dynamic Allocation Division (a)	BHFTI Allspring Mid Cap Value Division	BHFTI American Funds® Balanced Allocation Division	BHFTI American Funds® Growth Allocation Division	BHFTI American Funds® Growth Division
Investment Income:
Dividends	$9,468,748	$520	$9,814,787	$4,900,337	$65,242
Expenses:
Mortality and expense risk and other charges	6,502,948	480	5,951,132	4,196,547	2,551,565
Administrative charges	1,677,469	115	1,430,294	963,319	635,286
Total expenses	8,180,417	595	7,381,426	5,159,866	3,186,851
Net investment income (loss)	1,288,331	(75)	2,433,361	(259,529)	(3,121,609)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	3,045	19,243,692	16,286,742	19,268,113
Realized gains (losses) on sale of investments	3,589,873	147	(831,250)	1,529,700	11,478,720
Net realized gains (losses)	3,589,873	3,192	18,412,442	17,816,442	30,746,833
Change in unrealized gains (losses) on investments	54,140,488	1,553	37,573,439	33,316,769	38,368,661
Net realized and change in unrealized gains (losses) on investments	57,730,361	4,745	55,985,881	51,133,211	69,115,494
Net increase (decrease) in net assets resulting from operations	$59,018,692	$4,670	$58,419,242	$50,873,682	$65,993,885

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTI American Funds® Moderate Allocation Division	BHFTI BlackRock Global Tactical Strategies Division (a)	BHFTI BlackRock High Yield Division	BHFTI Brighthouse Asset Allocation 100 Division	BHFTI Brighthouse Balanced Plus Division (a)
Investment Income:
Dividends	$11,121,863	$14,529,502	$13,020	$2,260,744	$48,364,291
Expenses:
Mortality and expense risk and other charges	5,271,990	8,480,159	2,353	2,308,301	17,590,603
Administrative charges	1,273,858	2,182,734	398	508,106	4,512,872
Total expenses	6,545,848	10,662,893	2,751	2,816,407	22,103,475
Net investment income (loss)	4,576,015	3,866,609	10,269	(555,663)	26,260,816
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	12,837,281	—	—	8,461,185	—
Realized gains (losses) on sale of investments	(4,607,143)	(28,219,255)	(262)	(1,106,706)	(315,132,058)
Net realized gains (losses)	8,230,138	(28,219,255)	(262)	7,354,479	(315,132,058)
Change in unrealized gains (losses) on investments	26,975,007	82,884,862	4,769	19,532,301	389,260,816
Net realized and change in unrealized gains (losses) on investments	35,205,145	54,665,607	4,507	26,886,780	74,128,758
Net increase (decrease) in net assets resulting from operations	$39,781,160	$58,532,216	$14,776	$26,331,117	$100,389,574

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period January 1, 2024 to December 6, 2024.

(c) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Small Cap Value Division	BHFTI Brighthouse/ Eaton Vance Floating Rate Division	BHFTI Brighthouse/ Franklin Low Duration Total Return Division	BHFTI Brighthouse/ Templeton International Bond Division	BHFTI Brighthouse/ Wellington Large Cap Research Division
Investment Income:
Dividends	$212,497	$1,269,352	$2,026,477	$—	$4,417,996
Expenses:
Mortality and expense risk and other charges	154,342	160,428	524,283	29,756	8,611,298
Administrative charges	42,212	36,767	120,374	7,479	219,642
Total expenses	196,554	197,195	644,657	37,235	8,830,940
Net investment income (loss)	15,943	1,072,157	1,381,820	(37,235)	(4,412,944)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,150,737	—	—	—	50,849,998
Realized gains (losses) on sale of investments	(8,815)	(89,918)	(718,236)	(147,865)	17,614,940
Net realized gains (losses)	1,141,922	(89,918)	(718,236)	(147,865)	68,464,938
Change in unrealized gains (losses) on investments	(20,338)	(100,267)	1,059,525	(210,129)	74,725,504
Net realized and change in unrealized gains (losses) on investments	1,121,584	(190,185)	341,289	(357,994)	143,190,442
Net increase (decrease) in net assets resulting from operations	$1,137,527	$881,972	$1,723,109	$(395,229)	$138,777,498

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTI CBRE Global Real Estate Division	BHFTI Harris Oakmark International Division	BHFTI Invesco Balanced-Risk Allocation Division (a)	BHFTI Invesco Comstock Division	BHFTI Invesco Global Equity Division
Investment Income:
Dividends	$4,127,129	$5,774,797	$4,504,027	$237	$336,911
Expenses:
Mortality and expense risk and other charges	1,253,202	2,751,445	2,676,869	144	2,415,380
Administrative charges	246,616	573,603	685,340	24	299,552
Total expenses	1,499,818	3,325,048	3,362,209	168	2,714,932
Net investment income (loss)	2,627,311	2,449,749	1,141,818	69	(2,378,021)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	1,296	18,829,219
Realized gains (losses) on sale of investments	(2,316,025)	(952,831)	(49,815,285)	1	8,818,443
Net realized gains (losses)	(2,316,025)	(952,831)	(49,815,285)	1,297	27,647,662
Change in unrealized gains (losses) on investments	(781,269)	(17,643,329)	60,554,884	614	5,045,736
Net realized and change in unrealized gains (losses) on investments	(3,097,294)	(18,596,160)	10,739,599	1,911	32,693,398
Net increase (decrease) in net assets resulting from operations	$(469,983)	$(16,146,411)	$11,881,417	$1,980	$30,315,377

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period January 1, 2024 to December 6, 2024.

(c) For the period January 1, 2024 to March 1, 2024.
The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Small Cap Growth Division	BHFTI JPMorgan Core Bond Division	BHFTI JPMorgan Global Active Allocation Division	BHFTI JPMorgan Small Cap Value Division	BHFTI Loomis Sayles Global Allocation Division
Investment Income:
Dividends	$—	$1,602,702	$4,330,691	$203,335	$634,127
Expenses:
Mortality and expense risk and other charges	449,531	515,861	4,568,052	136,701	765,891
Administrative charges	82,342	126,826	1,174,230	33,582	166,684
Total expenses	531,873	642,687	5,742,282	170,283	932,575
Net investment income (loss)	(531,873)	960,015	(1,411,591)	33,052	(298,448)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	3,577,955
Realized gains (losses) on sale of investments	(4,409,546)	(875,261)	(2,683,811)	(414,381)	1,045,629
Net realized gains (losses)	(4,409,546)	(875,261)	(2,683,811)	(414,381)	4,623,584
Change in unrealized gains (losses) on investments	10,898,642	301,417	23,152,789	1,407,463	3,512,780
Net realized and change in unrealized gains (losses) on investments	6,489,096	(573,844)	20,468,978	993,082	8,136,364
Net increase (decrease) in net assets resulting from operations	$5,957,223	$386,171	$19,057,387	$1,026,134	$7,837,916

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTI Loomis Sayles Growth Division	BHFTI MetLife Multi-Index Targeted Risk Division	BHFTI MFS® Research International Division	BHFTI Morgan Stanley Discovery Division	BHFTI PanAgora Global Diversified Risk Division (a)
Investment Income:
Dividends	$—	$11,869,601	$2,084,442	$—	$2,047,130
Expenses:
Mortality and expense risk and other charges	4,122,146	9,862,841	1,252,093	3,987,579	4,906,961
Administrative charges	826,462	2,539,012	235,343	217,111	1,261,169
Total expenses	4,948,608	12,401,853	1,487,436	4,204,690	6,168,130
Net investment income (loss)	(4,948,608)	(532,252)	597,006	(4,204,690)	(4,121,000)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	32,425,771	—	3,084,203	—	—
Realized gains (losses) on sale of investments	22,657,255	(4,911,662)	1,870,648	(62,402,226)	(215,803,291)
Net realized gains (losses)	55,083,026	(4,911,662)	4,954,851	(62,402,226)	(215,803,291)
Change in unrealized gains (losses) on investments	62,114,190	(87,123,273)	(2,775,614)	180,877,380	240,756,773
Net realized and change in unrealized gains (losses) on investments	117,197,216	(92,034,935)	2,179,237	118,475,154	24,953,482
Net increase (decrease) in net assets resulting from operations	$112,248,608	$(92,567,187)	$2,776,243	$114,270,464	$20,832,482

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period January 1, 2024 to December 6, 2024.

(c) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Inflation Protected Bond Division	BHFTI PIMCO Total Return Division	BHFTI Schroders Global Multi-Asset Division (a)	BHFTI SSGA Emerging Markets Enhanced Index II Division	BHFTI SSGA Growth and Income ETF Division
Investment Income:
Dividends	$—	$13,538,441	$7,466,172	$401,841	$10,456,979
Expenses:
Mortality and expense risk and other charges	2,309,869	4,788,776	3,781,218	269,803	4,353,763
Administrative charges	529,683	1,050,496	969,149	67,840	1,088,530
Total expenses	2,839,552	5,839,272	4,750,367	337,643	5,442,293
Net investment income (loss)	(2,839,552)	7,699,169	2,715,805	64,198	5,014,686
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—
Realized gains (losses) on sale of investments	(3,518,783)	(10,635,134)	34,417,454	(420,680)	(1,779,619)
Net realized gains (losses)	(3,518,783)	(10,635,134)	34,417,454	(420,680)	(1,779,619)
Change in unrealized gains (losses) on investments	8,551,492	8,713,384	5,435,107	1,148,923	36,975,852
Net realized and change in unrealized gains (losses) on investments	5,032,709	(1,921,750)	39,852,561	728,243	35,196,233
Net increase (decrease) in net assets resulting from operations	$2,193,157	$5,777,419	$42,568,366	$792,441	$40,210,919

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTI SSGA Growth ETF Division	BHFTI T. Rowe Price Large Cap Value Division	BHFTI T. Rowe Price Mid Cap Growth Division	BHFTI TCW Core Fixed Income Division	BHFTI Victory Sycamore Mid Cap Value Division
Investment Income:
Dividends	$2,154,191	$5,304	$144,146	$12,014	$4,061,743
Expenses:
Mortality and expense risk and other charges	1,041,336	2,857	3,625,937	2,646	3,404,867
Administrative charges	246,776	660	686,554	583	517,445
Total expenses	1,288,112	3,517	4,312,491	3,229	3,922,312
Net investment income (loss)	866,079	1,787	(4,168,345)	8,785	139,431
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	11,833	36,840,482	—	19,436,579
Realized gains (losses) on sale of investments	(58,035)	2,733	(6,680,356)	(110)	6,078,180
Net realized gains (losses)	(58,035)	14,566	30,160,126	(110)	25,514,759
Change in unrealized gains (losses) on investments	10,614,539	20,619	1,459,325	(3,659)	913,061
Net realized and change in unrealized gains (losses) on investments	10,556,504	35,185	31,619,451	(3,769)	26,427,820
Net increase (decrease) in net assets resulting from operations	$11,422,583	$36,972	$27,451,106	$5,016	$26,567,251

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period January 1, 2024 to December 6, 2024.

(c) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	BHFTI Western Asset Management Government Income Division	BHFTII Baillie Gifford International Stock Division	BHFTII BlackRock Bond Income Division	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division
Investment Income:
Dividends	$6,189,756	$654,027	$9,702,433	$13,586	$1,699,636
Expenses:
Mortality and expense risk and other charges	1,998,967	1,009,676	2,629,531	1,959,741	326,460
Administrative charges	509,138	89,532	455,184	425,320	80,948
Total expenses	2,508,105	1,099,208	3,084,715	2,385,061	407,408
Net investment income (loss)	3,681,651	(445,181)	6,617,718	(2,371,475)	1,292,228
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	5,540,930	—	12,058,078	—
Realized gains (losses) on sale of investments	(6,983,743)	(965,422)	(5,439,744)	5,582,992	257,833
Net realized gains (losses)	(6,983,743)	4,575,508	(5,439,744)	17,641,070	257,833
Change in unrealized gains (losses) on investments	1,345,055	(1,093,379)	(963,763)	33,463,477	(501,771)
Net realized and change in unrealized gains (losses) on investments	(5,638,688)	3,482,129	(6,403,507)	51,104,547	(243,938)
Net increase (decrease) in net assets resulting from operations	$(1,957,037)	$3,036,948	$214,211	$48,733,072	$1,048,290

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTII Brighthouse Asset Allocation 20 Division	BHFTII Brighthouse Asset Allocation 40 Division	BHFTII Brighthouse Asset Allocation 60 Division	BHFTII Brighthouse Asset Allocation 80 Division	BHFTII Brighthouse/ Artisan Mid Cap Value Division
Investment Income:
Dividends	$4,711,386	$13,094,640	$39,896,806	$19,087,906	$1,631,492
Expenses:
Mortality and expense risk and other charges	1,744,750	5,651,619	21,617,343	13,906,907	1,601,319
Administrative charges	394,399	1,294,321	5,029,753	3,083,277	239,124
Total expenses	2,139,149	6,945,940	26,647,096	16,990,184	1,840,443
Net investment income (loss)	2,572,237	6,148,700	13,249,710	2,097,722	(208,951)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	893,058	35,626,534	27,225,110	13,153,422
Realized gains (losses) on sale of investments	(4,581,369)	(9,156,824)	(23,199,442)	(4,753,778)	(517,005)
Net realized gains (losses)	(4,581,369)	(8,263,766)	12,427,092	22,471,332	12,636,417
Change in unrealized gains (losses) on investments	6,389,462	27,134,069	114,332,420	99,736,388	(6,990,433)
Net realized and change in unrealized gains (losses) on investments	1,808,093	18,870,303	126,759,512	122,207,720	5,645,984
Net increase (decrease) in net assets resulting from operations	$4,380,330	$25,019,003	$140,009,222	$124,305,442	$5,437,033

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period January 1, 2024 to December 6, 2024.

(c) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Dimensional International Small Company Division	BHFTII Brighthouse/ Wellington Balanced Division	BHFTII Brighthouse/ Wellington Core Equity Opportunities Division	BHFTII Frontier Mid Cap Growth Division	BHFTII Jennison Growth Division
Investment Income:
Dividends	$110,560	$8,899,017	$5,150,734	$919,693	$—
Expenses:
Mortality and expense risk and other charges	42,791	5,964,982	4,229,815	5,000,879	2,498,136
Administrative charges	10,598	157,095	821,386	130,984	437,538
Total expenses	53,389	6,122,077	5,051,201	5,131,863	2,935,674
Net investment income (loss)	57,171	2,776,940	99,533	(4,212,170)	(2,935,674)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	78,162	15,414,133	14,105,678	—	27,302,413
Realized gains (losses) on sale of investments	(185,739)	5,653,622	388,625	(777,403)	3,996,870
Net realized gains (losses)	(107,577)	21,067,755	14,494,303	(777,403)	31,299,283
Change in unrealized gains (losses) on investments	145,360	32,831,051	14,103,820	67,876,371	29,455,194
Net realized and change in unrealized gains (losses) on investments	37,783	53,898,806	28,598,123	67,098,968	60,754,477
Net increase (decrease) in net assets resulting from operations	$94,954	$56,675,746	$28,697,656	$62,886,798	$57,818,803

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTII Loomis Sayles Small Cap Core Division	BHFTII Loomis Sayles Small Cap Growth Division	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Mid Cap Stock Index Division	BHFTII MetLife MSCI EAFE® Index Division
Investment Income:
Dividends	$57,344	$—	$19,312,077	$4,989,501	$11,139,488
Expenses:
Mortality and expense risk and other charges	1,307,515	481,148	6,857,556	4,508,393	3,859,918
Administrative charges	244,761	72,427	1,387,992	743,693	699,358
Total expenses	1,552,276	553,575	8,245,548	5,252,086	4,559,276
Net investment income (loss)	(1,494,932)	(553,575)	11,066,529	(262,585)	6,580,212
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	8,775,731	444,694	—	21,857,922	3,459,200
Realized gains (losses) on sale of investments	310,161	(894,596)	(11,831,357)	9,120,990	10,016,912
Net realized gains (losses)	9,085,892	(449,902)	(11,831,357)	30,978,912	13,476,112
Change in unrealized gains (losses) on investments	4,728,790	6,535,909	(2,475,599)	18,179,756	(12,139,579)
Net realized and change in unrealized gains (losses) on investments	13,814,682	6,086,007	(14,306,956)	49,158,668	1,336,533
Net increase (decrease) in net assets resulting from operations	$12,319,750	$5,532,432	$(3,240,427)	$48,896,083	$7,916,745

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period January 1, 2024 to December 6, 2024.

(c) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division	BHFTII MFS® Value Division	BHFTII Neuberger Berman Genesis Division
Investment Income:
Dividends	$3,586,179	$34,304,520	$2,250,207	$8,492,638	$162,754
Expenses:
Mortality and expense risk and other charges	2,885,729	33,410,967	938,753	5,426,141	2,640,067
Administrative charges	432,440	3,102,506	173,645	956,142	311,530
Total expenses	3,318,169	36,513,473	1,112,398	6,382,283	2,951,597
Net investment income (loss)	268,010	(2,208,953)	1,137,809	2,110,355	(2,788,843)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	9,168,664	182,075,443	4,405,534	47,000,512	22,492,630
Realized gains (losses) on sale of investments	3,449,698	175,098,245	139,912	(2,101,233)	1,990,257
Net realized gains (losses)	12,618,362	357,173,688	4,545,446	44,899,279	24,482,887
Change in unrealized gains (losses) on investments	12,293,734	254,102,128	78,954	4,445,232	(4,151,874)
Net realized and change in unrealized gains (losses) on investments	24,912,096	611,275,816	4,624,400	49,344,511	20,331,013
Net increase (decrease) in net assets resulting from operations	$25,180,106	$609,066,863	$5,762,209	$51,454,866	$17,542,170

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	BHFTII T. Rowe Price Large Cap Growth Division	BHFTII T. Rowe Price Small Cap Growth Division	BHFTII VanEck Global Natural Resources Division	BHFTII Western Asset Management Strategic Bond Opportunities Division	BHFTII Western Asset Management U.S. Government Division
Investment Income:
Dividends	$—	$92,251	$422,817	$18,678,897	$2,471,658
Expenses:
Mortality and expense risk and other charges	6,135,062	3,959,138	172,780	2,708,734	915,430
Administrative charges	948,507	445,667	44,338	526,846	185,164
Total expenses	7,083,569	4,404,805	217,118	3,235,580	1,100,594
Net investment income (loss)	(7,083,569)	(4,312,554)	205,699	15,443,317	1,371,064
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	32,984,710	19,333,177	659,938	—	—
Realized gains (losses) on sale of investments	15,557,210	4,919,926	426,978	(6,991,925)	(1,968,033)
Net realized gains (losses)	48,541,920	24,253,103	1,086,916	(6,991,925)	(1,968,033)
Change in unrealized gains (losses) on investments	100,788,500	21,077,165	(1,711,157)	(106,252)	1,309,829
Net realized and change in unrealized gains (losses) on investments	149,330,420	45,330,268	(624,241)	(7,098,177)	(658,204)
Net increase (decrease) in net assets resulting from operations	$142,246,851	$41,017,714	$(418,542)	$8,345,140	$712,860

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period January 1, 2024 to December 6, 2024.

(c) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	BlackRock Global Allocation V.I. Division	Calvert VP SRI Balanced Division	Calvert VP SRI Mid Cap Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division
Investment Income:
Dividends	$251	$878,205	$7,063	$238	$1,102,307
Expenses:
Mortality and expense risk and other charges	190	557,126	55,713	3,329	618,487
Administrative charges	42	41,994	—	372	40,326
Total expenses	232	599,120	55,713	3,701	658,813
Net investment income (loss)	19	279,085	(48,650)	(3,463)	443,494
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,355	904,817	55,533	27,450	3,624,167
Realized gains (losses) on sale of investments	(86)	1,278,516	(43,961)	196,121	1,779,164
Net realized gains (losses)	1,269	2,183,333	11,572	223,571	5,403,331
Change in unrealized gains (losses) on investments	(51)	5,963,490	540,238	(89,522)	2,774,720
Net realized and change in unrealized gains (losses) on investments	1,218	8,146,823	551,810	134,049	8,178,051
Net increase (decrease) in net assets resulting from operations	$1,237	$8,425,908	$503,160	$130,586	$8,621,545

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division
Investment Income:
Dividends	$87,121	$129,889	$210,342	$177,905	$104,111
Expenses:
Mortality and expense risk and other charges	30,163	61,415	101,531	96,100	73,031
Administrative charges	282	5,919	10,643	11,887	10,109
Total expenses	30,445	67,334	112,174	107,987	83,140
Net investment income (loss)	56,676	62,555	98,168	69,918	20,971
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	96,920	10,785	22,793	133,638	122,125
Realized gains (losses) on sale of investments	(87,962)	159,482	175,702	84,897	106,724
Net realized gains (losses)	8,958	170,267	198,495	218,535	228,849
Change in unrealized gains (losses) on investments	124,959	205,429	470,283	516,875	497,817
Net realized and change in unrealized gains (losses) on investments	133,917	375,696	668,778	735,410	726,666
Net increase (decrease) in net assets resulting from operations	$190,593	$438,251	$766,946	$805,328	$747,637

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period January 1, 2024 to December 6, 2024.

(c) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP FundsManager 50% Division
Investment Income:
Dividends	$86,145	$169,684	$10,985	$11,332	$3,453,600
Expenses:
Mortality and expense risk and other charges	67,933	140,226	7,795	8,474	3,191,401
Administrative charges	7,938	15,298	281	330	—
Total expenses	75,871	155,524	8,076	8,804	3,191,401
Net investment income (loss)	10,274	14,160	2,909	2,528	262,199
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	117,787	257,551	12,028	11,916	—
Realized gains (losses) on sale of investments	37,127	145,100	2,935	6,274	802,535
Net realized gains (losses)	154,914	402,651	14,963	18,190	802,535
Change in unrealized gains (losses) on investments	538,976	1,115,693	56,654	41,460	9,367,399
Net realized and change in unrealized gains (losses) on investments	693,890	1,518,344	71,617	59,650	10,169,934
Net increase (decrease) in net assets resulting from operations	$704,164	$1,532,504	$74,526	$62,178	$10,432,133

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2024

	Fidelity® VIP FundsManager 60% Division	Fidelity® VIP Government Money Market Division	Fidelity® VIP Growth Division	Fidelity® VIP Investment Grade Bond Division	Fidelity® VIP Mid Cap Division
Investment Income:
Dividends	$3,030,217	$193,567	$1,134	$178,985	$222
Expenses:
Mortality and expense risk and other charges	3,174,356	37,075	1,259,958	51,699	1,093
Administrative charges	—	—	—	—	136
Total expenses	3,174,356	37,075	1,259,958	51,699	1,229
Net investment income (loss)	(144,139)	156,492	(1,258,824)	127,286	(1,007)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	28,536,659	—	12,800
Realized gains (losses) on sale of investments	866,104	—	7,949,581	(206,512)	32,143
Net realized gains (losses)	866,104	—	36,486,240	(206,512)	44,943
Change in unrealized gains (losses) on investments	11,192,201	—	(2,220,658)	113,003	(14,191)
Net realized and change in unrealized gains (losses) on investments	12,058,305	—	34,265,582	(93,509)	30,752
Net increase (decrease) in net assets resulting from operations	$11,914,166	$156,492	$33,006,758	$33,777	$29,745

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period January 1, 2024 to December 6, 2024.

(c) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	FTVIPT Templeton Developing Markets VIP Division	FTVIPT Templeton Foreign VIP Division	Janus Henderson Enterprise Division	LMPVET ClearBridge Variable Appreciation Division	LMPVET ClearBridge Variable Dividend Strategy Division
Investment Income:
Dividends	$—	$60	$147	$172	$834
Expenses:
Mortality and expense risk and other charges	103	19	275	291	605
Administrative charges	13	1	33	35	74
Total expenses	116	20	308	326	679
Net investment income (loss)	(116)	40	(161)	(154)	155
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	1,028	2,344	6,845
Realized gains (losses) on sale of investments	3,811	2	3,247	15,501	5,147
Net realized gains (losses)	3,811	2	4,275	17,845	11,992
Change in unrealized gains (losses) on investments	(1,735)	(110)	627	(9,799)	(1,291)
Net realized and change in unrealized gains (losses) on investments	2,076	(108)	4,902	8,046	10,701
Net increase (decrease) in net assets resulting from operations	$1,960	$(68)	$4,741	$7,892	$10,856

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2024

	LMPVET ClearBridge Variable Large Cap Growth Division	LMPVET ClearBridge Variable Small Cap Growth Division	LMPVIT Western Asset Core Plus Division	Macquarie VIP Small Cap Value Division	Morgan Stanley VIF Global Infrastructure Division (b)
Investment Income:
Dividends	$—	$—	$—	$12	$988
Expenses:
Mortality and expense risk and other charges	2,842	257	1	4	371
Administrative charges	312	25	—	—	91
Total expenses	3,154	282	1	4	462
Net investment income (loss)	(3,154)	(282)	(1)	8	526
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	11,158	758	—	33	—
Realized gains (losses) on sale of investments	110,186	(434)	(68)	33	(5,138)
Net realized gains (losses)	121,344	324	(68)	66	(5,138)
Change in unrealized gains (losses) on investments	(36,296)	314	61	(10)	9,760
Net realized and change in unrealized gains (losses) on investments	85,048	638	(7)	56	4,622
Net increase (decrease) in net assets resulting from operations	$81,894	$356	$(8)	$64	$5,148

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period January 1, 2024 to December 6, 2024.

(c) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	PIMCO VIT CommodityRealReturn® Strategy Division	PIMCO VIT Dynamic Bond Division	PIMCO VIT Emerging Markets Bond Division	TAP 1919 Variable Socially Responsive Balanced Division (c)
Investment Income:
Dividends	$113	$414	$763	$37
Expenses:
Mortality and expense risk and other charges	223	83	125	14
Administrative charges	49	20	29	2
Total expenses	272	103	154	16
Net investment income (loss)	(159)	311	609	21
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	4,907
Realized gains (losses) on sale of investments	(31,093)	(550)	(569)	(3,627)
Net realized gains (losses)	(31,093)	(550)	(569)	1,280
Change in unrealized gains (losses) on investments	32,302	624	681	(868)
Net realized and change in unrealized gains (losses) on investments	1,209	74	112	412
Net increase (decrease) in net assets resulting from operations	$1,050	$385	$721	$433

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2024 and 2023

	American Funds® Global Growth Division		American Funds® Global Small Capitalization Division		American Funds® Growth Division		American Funds® Growth-Income Division
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(4)	$16	$(1,108,668)	$(3,473,092)	$(11,842,760)	$(9,974,577)	$(2,335,647)	$(415,813)
Net realized gains (losses)	36,314	14,766	3,995,558	(4,334,979)	106,392,266	81,701,986	73,160,785	51,445,384
Change in unrealized gains (losses) on investments	(16,171)	18,491	(142,051)	49,204,319	191,793,230	228,450,939	61,363,336	82,246,255
Net increase (decrease) in net assets resulting from operations	20,139	33,273	2,744,839	41,396,248	286,342,736	300,178,348	132,188,474	133,275,826
Contract Transactions:
Purchase payments received from Contract owners	—	—	2,725,330	3,214,894	8,844,713	10,276,263	4,595,742	4,914,733
Net transfers (including fixed account)	18,993	(4,053)	1,375,143	1,512,699	(29,233,291)	(29,461,103)	(19,978,887)	(12,996,093)
Contract charges	—	—	(1,218,665)	(1,368,372)	(2,552,092)	(2,635,893)	(2,090,305)	(2,210,533)
Transfers for Contract benefits and terminations	(155,643)	(8,521)	(43,375,323)	(33,853,284)	(168,998,157)	(113,693,434)	(107,099,255)	(76,324,835)
Net increase (decrease) in net assets resulting from Contract transactions	(136,650)	(12,574)	(40,493,515)	(30,494,063)	(191,938,827)	(135,514,167)	(124,572,705)	(86,616,728)
Net increase (decrease) in net assets	(116,511)	20,699	(37,748,676)	10,902,185	94,403,909	164,664,181	7,615,769	46,659,098
Net Assets:
Beginning of year	183,419	162,720	308,247,050	297,344,865	1,037,944,764	873,280,583	636,821,332	590,162,234
End of year	$66,908	$183,419	$270,498,374	$308,247,050	$1,132,348,673	$1,037,944,764	$644,437,101	$636,821,332

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	American Funds® The Bond Fund of America Division		BHFTI AB Global Dynamic Allocation Division		BHFTI Allspring Mid Cap Value Division
	2024	2023	2024 (a)	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,583,000	$1,227,906	$1,288,331	$12,503,450	$(75)	$(30)
Net realized gains (losses)	(1,403,076)	(1,537,118)	3,589,873	(14,879,646)	3,192	12,766
Change in unrealized gains (losses) on investments	(376,928)	2,431,984	54,140,488	78,042,191	1,553	(5,650)
Net increase (decrease) in net assets resulting from operations	(197,004)	2,122,772	59,018,692	75,665,995	4,670	7,086
Contract Transactions:
Purchase payments received from Contract owners	779,178	884,490	3,339,106	3,250,616	—	—
Net transfers (including fixed account)	4,906,866	5,365,756	(731,415,393)	(6,171,833)	(1,722)	(590)
Contract charges	(330,393)	(360,616)	(13,848,344)	(15,950,532)	(5)	(8)
Transfers for Contract benefits and terminations	(8,938,006)	(7,441,958)	(86,530,961)	(84,888,335)	(12,262)	(71,514)
Net increase (decrease) in net assets resulting from Contract transactions	(3,582,355)	(1,552,328)	(828,455,592)	(103,760,084)	(13,989)	(72,112)
Net increase (decrease) in net assets	(3,779,359)	570,444	(769,436,900)	(28,094,089)	(9,319)	(65,026)
Net Assets:
Beginning of year	63,085,209	62,514,765	769,436,900	797,530,989	49,531	114,557
End of year	$59,305,850	$63,085,209	$—	$769,436,900	$40,212	$49,531

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI American Funds® Balanced Allocation Division		BHFTI American Funds® Growth Allocation Division		BHFTI American Funds® Growth Division		BHFTI American Funds® Moderate Allocation Division
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,433,361	$6,345,243	$(259,529)	$3,171,203	$(3,121,609)	$769,027	$4,576,015	$7,503,937
Net realized gains (losses)	18,412,442	35,252,821	17,816,442	34,740,355	30,746,833	32,029,166	8,230,138	21,507,186
Change in unrealized gains (losses) on investments	37,573,439	41,270,950	33,316,769	28,369,477	38,368,661	41,923,789	26,975,007	29,617,249
Net increase (decrease) in net assets resulting from operations	58,419,242	82,869,014	50,873,682	66,281,035	65,993,885	74,721,982	39,781,160	58,628,372
Contract Transactions:
Purchase payments received from Contract owners	2,970,388	4,009,287	4,815,194	5,676,378	513,233	434,862	3,822,968	3,516,778
Net transfers (including fixed account)	2,152,704	2,133,601	4,915,773	8,594,144	(20,856,496)	(14,474,535)	(2,025,249)	(3,879,505)
Contract charges	(6,429,625)	(6,746,445)	(3,917,922)	(3,796,414)	(2,127,988)	(2,187,253)	(6,035,636)	(6,418,365)
Transfers for Contract benefits and terminations	(97,671,447)	(69,097,346)	(54,292,542)	(44,202,345)	(45,597,527)	(32,361,610)	(80,378,015)	(65,971,856)
Net increase (decrease) in net assets resulting from Contract transactions	(98,977,980)	(69,700,903)	(48,479,497)	(33,728,237)	(68,068,778)	(48,588,536)	(84,615,932)	(72,752,948)
Net increase (decrease) in net assets	(40,558,738)	13,168,111	2,394,185	32,552,798	(2,074,893)	26,133,446	(44,834,772)	(14,124,576)
Net Assets:
Beginning of year	600,346,077	587,177,966	401,931,668	369,378,870	251,346,531	225,213,085	537,459,449	551,584,025
End of year	$559,787,339	$600,346,077	$404,325,853	$401,931,668	$249,271,638	$251,346,531	$492,624,677	$537,459,449

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	BHFTI BlackRock Global Tactical Strategies Division		BHFTI BlackRock High Yield Division		BHFTI Brighthouse Asset Allocation 100 Division
	2024 (a)	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,866,609	$20,165,886	$10,269	$9,484	$(555,663)	$3,529,319
Net realized gains (losses)	(28,219,255)	(21,379,763)	(262)	(4,377)	7,354,479	29,322,983
Change in unrealized gains (losses) on investments	82,884,862	114,550,502	4,769	19,272	19,532,301	6,155,560
Net increase (decrease) in net assets resulting from operations	58,532,216	113,336,625	14,776	24,379	26,331,117	39,007,862
Contract Transactions:
Purchase payments received from Contract owners	4,545,722	3,727,136	9,867	10,894	4,756,453	5,129,357
Net transfers (including fixed account)	(930,135,780)	(4,409,824)	1,168	137	(6,738,153)	(581,355)
Contract charges	(17,919,754)	(20,601,617)	(19)	(21)	(466,080)	(498,244)
Transfers for Contract benefits and terminations	(118,475,304)	(111,036,648)	(28,148)	(41,022)	(31,786,696)	(24,387,799)
Net increase (decrease) in net assets resulting from Contract transactions	(1,061,985,116)	(132,320,953)	(17,132)	(30,012)	(34,234,476)	(20,338,041)
Net increase (decrease) in net assets	(1,003,452,900)	(18,984,328)	(2,356)	(5,633)	(7,903,359)	18,669,821
Net Assets:
Beginning of year	1,003,452,900	1,022,437,228	219,520	225,153	227,412,659	208,742,838
End of year	$—	$1,003,452,900	$217,164	$219,520	$219,509,300	$227,412,659

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI Brighthouse Balanced Plus Division		BHFTI Brighthouse Small Cap Value Division		BHFTI Brighthouse/Eaton Vance Floating Rate Division		BHFTI Brighthouse/Franklin Low Duration Total Return Division
	2024 (a)	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$26,260,816	$42,228,697	$15,943	$(26,143)	$1,072,157	$694,689	$1,381,820	$1,176,809
Net realized gains (losses)	(315,132,058)	(77,125,850)	1,141,922	1,233,824	(89,918)	(186,172)	(718,236)	(1,164,280)
Change in unrealized gains (losses) on investments	389,260,816	196,294,154	(20,338)	774,577	(100,267)	989,398	1,059,525	2,170,217
Net increase (decrease) in net assets resulting from operations	100,389,574	161,397,001	1,137,527	1,982,258	881,972	1,497,915	1,723,109	2,182,746
Contract Transactions:
Purchase payments received from Contract owners	6,405,331	8,266,678	404,307	434,366	9,383	18,980	284,669	319,848
Net transfers (including fixed account)	(1,915,281,649)	(10,573,448)	(149,371)	(179,101)	226,528	164,872	6,776,810	3,886,297
Contract charges	(34,758,862)	(41,074,493)	(29,285)	(35,642)	(46,958)	(52,900)	(490,088)	(509,418)
Transfers for Contract benefits and terminations	(251,354,644)	(252,366,310)	(2,134,904)	(1,422,247)	(2,937,602)	(3,536,305)	(11,974,874)	(7,292,119)
Net increase (decrease) in net assets resulting from Contract transactions	(2,194,989,824)	(295,747,573)	(1,909,253)	(1,202,624)	(2,748,649)	(3,405,353)	(5,403,483)	(3,595,392)
Net increase (decrease) in net assets	(2,094,600,250)	(134,350,572)	(771,726)	779,634	(1,866,677)	(1,907,438)	(3,680,374)	(1,412,646)
Net Assets:
Beginning of year	2,094,600,250	2,228,950,822	16,962,134	16,182,500	15,822,033	17,729,471	52,865,324	54,277,970
End of year	$—	$2,094,600,250	$16,190,408	$16,962,134	$13,955,356	$15,822,033	$49,184,950	$52,865,324

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.
The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Templeton International Bond Division		BHFTI Brighthouse/Wellington Large Cap Research Division		BHFTI CBRE Global Real Estate Division
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(37,235)	$(39,322)	$(4,412,944)	$(1,979,881)	$2,627,311	$1,545,405
Net realized gains (losses)	(147,865)	(186,858)	68,464,938	38,866,023	(2,316,025)	(3,154,105)
Change in unrealized gains (losses) on investments	(210,129)	298,604	74,725,504	111,075,855	(781,269)	15,186,754
Net increase (decrease) in net assets resulting from operations	(395,229)	72,424	138,777,498	147,961,997	(469,983)	13,578,054
Contract Transactions:
Purchase payments received from Contract owners	20,858	4,132	3,630,233	6,020,024	1,333,604	1,548,870
Net transfers (including fixed account)	407,657	168,473	(4,703,728)	(6,934,522)	(344,849)	2,285,840
Contract charges	(37,932)	(43,869)	(463,261)	(480,984)	(502,666)	(566,340)
Transfers for Contract benefits and terminations	(458,919)	(372,371)	(89,620,032)	(74,742,276)	(18,988,118)	(14,392,551)
Net increase (decrease) in net assets resulting from Contract transactions	(68,336)	(243,635)	(91,156,788)	(76,137,758)	(18,502,029)	(11,124,181)
Net increase (decrease) in net assets	(463,565)	(171,211)	47,620,710	71,824,239	(18,972,012)	2,453,873
Net Assets:
Beginning of year	3,262,095	3,433,306	716,711,558	644,887,319	128,621,436	126,167,563
End of year	$2,798,530	$3,262,095	$764,332,268	$716,711,558	$109,649,424	$128,621,436

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI Harris Oakmark International Division		BHFTI Invesco Balanced-Risk Allocation Division		BHFTI Invesco Comstock Division		BHFTI Invesco Global Equity Division
	2024	2023	2024 (a)	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,449,749	$2,072,356	$1,141,818	$6,849,828	$69	$124	$(2,378,021)	$(1,963,017)
Net realized gains (losses)	(952,831)	(2,202,041)	(49,815,285)	(12,087,187)	1,297	2,513	27,647,662	15,333,816
Change in unrealized gains (losses) on investments	(17,643,329)	48,514,516	60,554,884	21,611,720	614	(1,078)	5,045,736	43,420,527
Net increase (decrease) in net assets resulting from operations	(16,146,411)	48,384,831	11,881,417	16,374,361	1,980	1,559	30,315,377	56,791,326
Contract Transactions:
Purchase payments received from Contract owners	3,558,298	3,596,713	1,135,299	1,029,932	—	—	1,917,918	2,149,110
Net transfers (including fixed account)	9,072,977	(9,329,218)	(281,414,572)	72,993	(357)	(96)	1,220,583	(8,137,749)
Contract charges	(1,518,063)	(1,752,685)	(5,258,259)	(6,279,083)	(2)	(2)	(849,443)	(879,138)
Transfers for Contract benefits and terminations	(44,063,391)	(34,037,059)	(38,303,902)	(41,558,573)	(1,718)	(25)	(31,477,537)	(20,994,702)
Net increase (decrease) in net assets resulting from Contract transactions	(32,950,179)	(41,522,249)	(323,841,434)	(46,734,731)	(2,077)	(123)	(29,188,479)	(27,862,479)
Net increase (decrease) in net assets	(49,096,590)	6,862,582	(311,960,017)	(30,360,370)	(97)	1,436	1,126,898	28,928,847
Net Assets:
Beginning of year	292,864,684	286,002,102	311,960,017	342,320,387	15,663	14,227	211,964,050	183,035,203
End of year	$243,768,094	$292,864,684	$—	$311,960,017	$15,566	$15,663	$213,090,948	$211,964,050

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Small Cap Growth Division		BHFTI JPMorgan Core Bond Division		BHFTI JPMorgan Global Active Allocation Division
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(531,873)	$(516,851)	$960,015	$753,789	$(1,411,591)	$2,596,689
Net realized gains (losses)	(4,409,546)	(4,613,059)	(875,261)	(981,644)	(2,683,811)	(10,589,479)
Change in unrealized gains (losses) on investments	10,898,642	9,381,358	301,417	2,311,381	23,152,789	51,062,058
Net increase (decrease) in net assets resulting from operations	5,957,223	4,251,448	386,171	2,083,526	19,057,387	43,069,268
Contract Transactions:
Purchase payments received from Contract owners	583,834	825,302	111,134	68,177	923,555	1,229,699
Net transfers (including fixed account)	(1,037,278)	841,873	8,643,897	5,486,498	8,479,773	2,571,488
Contract charges	(166,546)	(182,908)	(541,552)	(551,461)	(8,774,171)	(9,373,603)
Transfers for Contract benefits and terminations	(6,526,917)	(5,044,268)	(8,551,485)	(6,162,510)	(73,999,521)	(66,484,242)
Net increase (decrease) in net assets resulting from Contract transactions	(7,146,907)	(3,560,001)	(338,006)	(1,159,296)	(73,370,364)	(72,056,658)
Net increase (decrease) in net assets	(1,189,684)	691,447	48,165	924,230	(54,312,977)	(28,987,390)
Net Assets:
Beginning of year	43,157,321	42,465,874	50,347,571	49,423,341	487,968,893	516,956,283
End of year	$41,967,637	$43,157,321	$50,395,736	$50,347,571	$433,655,916	$487,968,893

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI JPMorgan Small Cap Value Division		BHFTI Loomis Sayles Global Allocation Division		BHFTI Loomis Sayles Growth Division		BHFTI MetLife Multi-Index Targeted Risk Division
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$33,052	$(16,678)	$(298,448)	$(918,792)	$(4,948,608)	$(4,490,735)	$(532,252)	$5,582,154
Net realized gains (losses)	(414,381)	635,800	4,623,584	2,170,883	55,083,026	25,521,363	(4,911,662)	(15,181,830)
Change in unrealized gains (losses) on investments	1,407,463	969,721	3,512,780	12,766,904	62,114,190	124,150,012	(87,123,273)	70,086,218
Net increase (decrease) in net assets resulting from operations	1,026,134	1,588,843	7,837,916	14,018,995	112,248,608	145,180,640	(92,567,187)	60,486,542
Contract Transactions:
Purchase payments received from Contract owners	26,094	29,524	607,883	644,495	3,136,525	3,444,415	1,583,008	1,270,021
Net transfers (including fixed account)	(1,112,742)	200,217	(1,224,201)	(2,681,215)	(27,166,159)	(33,979,441)	4,757,557,864	5,464,548
Contract charges	(113,885)	(119,094)	(530,104)	(572,330)	(2,149,692)	(2,314,076)	(19,964,681)	(9,643,940)
Transfers for Contract benefits and terminations	(2,272,456)	(1,562,138)	(11,148,936)	(7,872,493)	(65,939,994)	(43,214,584)	(146,066,300)	(66,888,267)
Net increase (decrease) in net assets resulting from Contract transactions	(3,472,989)	(1,451,491)	(12,295,358)	(10,481,543)	(92,119,320)	(76,063,686)	4,593,109,891	(69,797,638)
Net increase (decrease) in net assets	(2,446,855)	137,352	(4,457,442)	3,537,452	20,129,288	69,116,954	4,500,542,704	(9,311,096)
Net Assets:
Beginning of year	14,459,353	14,322,001	76,304,013	72,766,561	384,789,586	315,672,632	520,854,431	530,165,527
End of year	$12,012,498	$14,459,353	$71,846,571	$76,304,013	$404,918,874	$384,789,586	$5,021,397,135	$520,854,431

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Division		BHFTI Morgan Stanley Discovery Division		BHFTI PanAgora Global Diversified Risk Division
	2024	2023	2024	2023	2024 (a)	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$597,006	$459,382	$(4,204,690)	$(3,687,281)	$(4,121,000)	$40,045,839
Net realized gains (losses)	4,954,851	2,879,469	(62,402,226)	(74,950,784)	(215,803,291)	(34,880,314)
Change in unrealized gains (losses) on investments	(2,775,614)	10,508,681	180,877,380	180,462,492	240,756,773	15,201,981
Net increase (decrease) in net assets resulting from operations	2,776,243	13,847,532	114,270,464	101,824,427	20,832,482	20,367,506
Contract Transactions:
Purchase payments received from Contract owners	1,216,245	1,448,097	3,914,838	5,531,645	3,111,196	2,898,039
Net transfers (including fixed account)	2,261,013	(493,385)	(22,690,776)	(6,663,903)	(537,225,265)	1,548,854
Contract charges	(595,241)	(657,147)	(459,797)	(485,323)	(10,909,107)	(13,167,348)
Transfers for Contract benefits and terminations	(19,280,217)	(13,858,825)	(40,976,649)	(30,030,741)	(63,953,580)	(67,108,115)
Net increase (decrease) in net assets resulting from Contract transactions	(16,398,200)	(13,561,260)	(60,212,384)	(31,648,322)	(608,976,756)	(75,828,570)
Net increase (decrease) in net assets	(13,621,957)	286,272	54,058,080	70,176,105	(588,144,274)	(55,461,064)
Net Assets:
Beginning of year	125,706,164	125,419,892	342,073,216	271,897,111	588,144,274	643,605,338
End of year	$112,084,207	$125,706,164	$396,131,296	$342,073,216	$—	$588,144,274

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI PIMCO Inflation Protected Bond Division		BHFTI PIMCO Total Return Division		BHFTI Schroders Global Multi-Asset Division		BHFTI SSGA Emerging Markets Enhanced Index II Division
	2024	2023	2024	2023	2024 (a)	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,839,552)	$2,144,354	$7,699,169	$8,131,232	$2,715,805	$2,933,119	$64,198	$(63,781)
Net realized gains (losses)	(3,518,783)	(4,584,455)	(10,635,134)	(11,697,626)	34,417,454	(6,698,412)	(420,680)	(517,073)
Change in unrealized gains (losses) on investments	8,551,492	7,786,422	8,713,384	25,315,446	5,435,107	59,150,149	1,148,923	2,122,824
Net increase (decrease) in net assets resulting from operations	2,193,157	5,346,321	5,777,419	21,749,052	42,568,366	55,384,856	792,441	1,541,970
Contract Transactions:
Purchase payments received from Contract owners	1,373,878	1,594,719	2,845,964	3,413,095	1,160,979	1,102,981	61,179	41,639
Net transfers (including fixed account)	13,003,110	10,273,411	34,581,692	32,015,671	(415,840,532)	(1,369,921)	(83,466)	814,566
Contract charges	(2,140,091)	(2,364,428)	(3,798,284)	(4,058,122)	(7,154,744)	(8,077,421)	(281,264)	(302,418)
Transfers for Contract benefits and terminations	(37,660,630)	(29,685,308)	(73,135,973)	(58,600,210)	(57,239,396)	(56,708,339)	(4,539,038)	(3,484,330)
Net increase (decrease) in net assets resulting from Contract transactions	(25,423,733)	(20,181,606)	(39,506,601)	(27,229,566)	(479,073,693)	(65,052,700)	(4,842,589)	(2,930,543)
Net increase (decrease) in net assets	(23,230,576)	(14,835,285)	(33,729,182)	(5,480,514)	(436,505,327)	(9,667,844)	(4,050,148)	(1,388,573)
Net Assets:
Beginning of year	235,419,293	250,254,578	479,885,083	485,365,597	436,505,327	446,173,171	28,403,260	29,791,833
End of year	$212,188,717	$235,419,293	$446,155,901	$479,885,083	$—	$436,505,327	$24,353,112	$28,403,260

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Growth and Income ETF Division		BHFTI SSGA Growth ETF Division		BHFTI T. Rowe Price Large Cap Value Division
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$5,014,686	$4,922,082	$866,079	$676,995	$1,787	$3,279
Net realized gains (losses)	(1,779,619)	(8,995,915)	(58,035)	3,498,314	14,566	60,622
Change in unrealized gains (losses) on investments	36,975,852	57,477,346	10,614,539	9,577,525	20,619	(28,383)
Net increase (decrease) in net assets resulting from operations	40,210,919	53,403,513	11,422,583	13,752,834	36,972	35,518
Contract Transactions:
Purchase payments received from Contract owners	1,626,790	1,327,893	1,068,316	1,136,761	2,725	3,420
Net transfers (including fixed account)	(9,719,708)	(1,872,799)	(5,273,719)	(567,897)	(63,265)	9,013
Contract charges	(5,523,156)	(5,835,955)	(898,930)	(926,433)	(13)	(21)
Transfers for Contract benefits and terminations	(73,188,566)	(48,005,570)	(14,655,089)	(10,303,523)	(198,324)	(67,221)
Net increase (decrease) in net assets resulting from Contract transactions	(86,804,640)	(54,386,431)	(19,759,422)	(10,661,092)	(258,877)	(54,809)
Net increase (decrease) in net assets	(46,593,721)	(982,918)	(8,336,839)	3,091,742	(221,905)	(19,291)
Net Assets:
Beginning of year	452,336,743	453,319,661	104,238,016	101,146,274	450,574	469,865
End of year	$405,743,022	$452,336,743	$95,901,177	$104,238,016	$228,669	$450,574

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTI T. Rowe Price Mid Cap Growth Division		BHFTI TCW Core Fixed Income Division		BHFTI Victory Sycamore Mid Cap Value Division		BHFTI Western Asset Management Government Income Division
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(4,168,345)	$(4,265,364)	$8,785	$232	$139,431	$906,398	$3,681,651	$3,258,395
Net realized gains (losses)	30,160,126	10,206,414	(110)	(244)	25,514,759	38,649,614	(6,983,743)	(8,016,165)
Change in unrealized gains (losses) on investments	1,459,325	53,478,012	(3,659)	637	913,061	(13,217,758)	1,345,055	11,327,274
Net increase (decrease) in net assets resulting from operations	27,451,106	59,419,062	5,016	625	26,567,251	26,338,254	(1,957,037)	6,569,504
Contract Transactions:
Purchase payments received from Contract owners	3,696,582	4,117,118	—	—	2,084,868	2,568,344	2,374,251	1,752,475
Net transfers (including fixed account)	(5,404,646)	3,249,611	280,515	—	(7,649,160)	(2,548,178)	9,153,246	7,413,347
Contract charges	(1,522,602)	(1,652,011)	—	(2)	(989,281)	(1,080,565)	(4,778,146)	(5,168,854)
Transfers for Contract benefits and terminations	(58,495,622)	(44,548,682)	(1,209)	(1,332)	(46,368,656)	(36,619,863)	(38,502,681)	(36,880,178)
Net increase (decrease) in net assets resulting from Contract transactions	(61,726,288)	(38,833,964)	279,306	(1,334)	(52,922,229)	(37,680,262)	(31,753,330)	(32,883,210)
Net increase (decrease) in net assets	(34,275,182)	20,585,098	284,322	(709)	(26,354,978)	(11,342,008)	(33,710,367)	(26,313,706)
Net Assets:
Beginning of year	361,476,588	340,891,490	14,806	15,515	319,864,438	331,206,446	217,903,615	244,217,321
End of year	$327,201,406	$361,476,588	$299,128	$14,806	$293,509,460	$319,864,438	$184,193,248	$217,903,615

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	BHFTII Baillie Gifford International Stock Division		BHFTII BlackRock Bond Income Division		BHFTII BlackRock Capital Appreciation Division
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(445,181)	$(21,647)	$6,617,718	$4,418,228	$(2,371,475)	$(1,923,116)
Net realized gains (losses)	4,575,508	(1,941,904)	(5,439,744)	(5,787,770)	17,641,070	(1,555,612)
Change in unrealized gains (losses) on investments	(1,093,379)	16,026,793	(963,763)	12,012,826	33,463,477	62,584,923
Net increase (decrease) in net assets resulting from operations	3,036,948	14,063,242	214,211	10,643,284	48,733,072	59,106,195
Contract Transactions:
Purchase payments received from Contract owners	728,769	874,747	1,616,046	2,022,345	1,883,996	1,868,871
Net transfers (including fixed account)	120,021	(1,409,187)	16,826,644	13,468,905	6,001,978	(6,753,531)
Contract charges	(266,816)	(288,222)	(1,515,542)	(1,618,540)	(861,010)	(854,589)
Transfers for Contract benefits and terminations	(11,568,025)	(8,133,233)	(36,394,931)	(30,825,413)	(29,167,608)	(18,474,448)
Net increase (decrease) in net assets resulting from Contract transactions	(10,986,051)	(8,955,895)	(19,467,783)	(16,952,703)	(22,142,644)	(24,213,697)
Net increase (decrease) in net assets	(7,949,103)	5,107,347	(19,253,572)	(6,309,419)	26,590,428	34,892,498
Net Assets:
Beginning of year	90,110,394	85,003,047	253,716,879	260,026,298	168,460,568	133,568,070
End of year	$82,161,291	$90,110,394	$234,463,307	$253,716,879	$195,050,996	$168,460,568

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII BlackRock Ultra-Short Term Bond Division		BHFTII Brighthouse Asset Allocation 20 Division		BHFTII Brighthouse Asset Allocation 40 Division		BHFTII Brighthouse Asset Allocation 60 Division
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,292,228	$59,853	$2,572,237	$4,324,222	$6,148,700	$13,037,983	$13,249,710	$42,002,883
Net realized gains (losses)	257,833	233,317	(4,581,369)	(2,168,577)	(8,263,766)	16,277,032	12,427,092	140,679,736
Change in unrealized gains (losses) on investments	(501,771)	843,891	6,389,462	9,589,112	27,134,069	21,615,910	114,332,420	70,790,029
Net increase (decrease) in net assets resulting from operations	1,048,290	1,137,061	4,380,330	11,744,757	25,019,003	50,930,925	140,009,222	253,472,648
Contract Transactions:
Purchase payments received from Contract owners	97,706	57,473	1,140,057	1,675,113	2,777,406	4,051,755	15,759,296	17,417,955
Net transfers (including fixed account)	6,301,837	4,205,308	(1,615,894)	(1,766,995)	(4,199,701)	(1,150,133)	(22,197,691)	(15,311,537)
Contract charges	(365,162)	(405,698)	(1,821,760)	(1,977,204)	(5,529,435)	(5,787,397)	(20,791,948)	(22,123,529)
Transfers for Contract benefits and terminations	(9,448,986)	(8,036,094)	(33,001,297)	(30,661,372)	(81,853,466)	(78,589,827)	(310,840,999)	(263,742,640)
Net increase (decrease) in net assets resulting from Contract transactions	(3,414,605)	(4,179,011)	(35,298,894)	(32,730,458)	(88,805,196)	(81,475,602)	(338,071,342)	(283,759,751)
Net increase (decrease) in net assets	(2,366,315)	(3,041,950)	(30,918,564)	(20,985,701)	(63,786,193)	(30,544,677)	(198,062,120)	(30,287,103)
Net Assets:
Beginning of year	30,782,687	33,824,637	182,236,915	203,222,616	572,822,157	603,366,834	2,196,814,212	2,227,101,315
End of year	$28,416,372	$30,782,687	$151,318,351	$182,236,915	$509,035,964	$572,822,157	$1,998,752,092	$2,196,814,212

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 80 Division		BHFTII Brighthouse/Artisan Mid Cap Value Division		BHFTII Brighthouse/Dimensional International Small Company Division
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,097,722	$24,214,721	$(208,951)	$(786,643)	$57,171	$49,672
Net realized gains (losses)	22,471,332	138,047,191	12,636,417	19,044,055	(107,577)	(130,330)
Change in unrealized gains (losses) on investments	99,736,388	33,925,550	(6,990,433)	5,381,918	145,360	620,537
Net increase (decrease) in net assets resulting from operations	124,305,442	196,187,462	5,437,033	23,639,330	94,954	539,879
Contract Transactions:
Purchase payments received from Contract owners	18,681,444	18,286,132	1,151,861	1,415,840	11,521	18,753
Net transfers (including fixed account)	(16,179,510)	(10,741,648)	(3,367,393)	(1,338,974)	66,456	(81,705)
Contract charges	(9,337,335)	(9,820,709)	(372,146)	(419,634)	(30,555)	(34,577)
Transfers for Contract benefits and terminations	(168,530,780)	(129,433,577)	(21,236,356)	(17,515,321)	(898,612)	(791,174)
Net increase (decrease) in net assets resulting from Contract transactions	(175,366,181)	(131,709,802)	(23,824,034)	(17,858,089)	(851,190)	(888,703)
Net increase (decrease) in net assets	(51,060,739)	64,477,660	(18,387,001)	5,781,241	(756,236)	(348,824)
Net Assets:
Beginning of year	1,363,001,239	1,298,523,579	154,888,390	149,107,149	4,552,947	4,901,771
End of year	$1,311,940,500	$1,363,001,239	$136,501,389	$154,888,390	$3,796,711	$4,552,947

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII Brighthouse/Wellington Balanced Division		BHFTII Brighthouse/Wellington Core Equity Opportunities Division		BHFTII Frontier Mid Cap Growth Division		BHFTII Jennison Growth Division
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,776,940	$4,207,908	$99,533	$110,227	$(4,212,170)	$(4,823,473)	$(2,935,674)	$(2,331,048)
Net realized gains (losses)	21,067,755	531,694	14,494,303	41,512,136	(777,403)	(8,889,340)	31,299,283	(8,768,536)
Change in unrealized gains (losses) on investments	32,831,051	67,453,415	14,103,820	(17,696,552)	67,876,371	74,453,586	29,455,194	87,847,931
Net increase (decrease) in net assets resulting from operations	56,675,746	72,193,017	28,697,656	23,925,811	62,886,798	60,740,773	57,818,803	76,748,347
Contract Transactions:
Purchase payments received from Contract owners	3,893,843	3,748,408	2,805,834	3,301,774	2,152,426	2,630,594	3,240,224	2,663,917
Net transfers (including fixed account)	(286,230)	(1,118,322)	(6,601,801)	3,179,544	(6,920,186)	(1,830,935)	8,283,919	(7,461,988)
Contract charges	(243,651)	(263,336)	(1,711,792)	(1,901,159)	(349,530)	(376,585)	(1,052,917)	(1,043,769)
Transfers for Contract benefits and terminations	(66,150,558)	(57,420,919)	(60,714,513)	(46,870,636)	(52,388,333)	(37,990,430)	(33,471,083)	(22,538,087)
Net increase (decrease) in net assets resulting from Contract transactions	(62,786,596)	(55,054,169)	(66,222,272)	(42,290,477)	(57,505,623)	(37,567,356)	(22,999,857)	(28,379,927)
Net increase (decrease) in net assets	(6,110,850)	17,138,848	(37,524,616)	(18,364,666)	5,381,175	23,173,417	34,818,946	48,368,420
Net Assets:
Beginning of year	479,030,995	461,892,147	411,040,218	429,404,884	407,902,206	384,728,789	209,302,202	160,933,782
End of year	$472,920,145	$479,030,995	$373,515,602	$411,040,218	$413,283,381	$407,902,206	$244,121,148	$209,302,202

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	BHFTII Loomis Sayles Small Cap Core Division		BHFTII Loomis Sayles Small Cap Growth Division		BHFTII MetLife Aggregate Bond Index Division
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,494,932)	$(1,452,661)	$(553,575)	$(547,047)	$11,066,529	$10,021,822
Net realized gains (losses)	9,085,892	4,410,754	(449,902)	(1,622,000)	(11,831,357)	(12,540,175)
Change in unrealized gains (losses) on investments	4,728,790	15,348,115	6,535,909	6,515,175	(2,475,599)	26,837,562
Net increase (decrease) in net assets resulting from operations	12,319,750	18,306,208	5,532,432	4,346,128	(3,240,427)	24,319,209
Contract Transactions:
Purchase payments received from Contract owners	825,366	1,034,572	594,163	640,284	6,298,616	7,237,816
Net transfers (including fixed account)	(2,668,935)	378,399	(668,462)	184,760	60,910,497	47,503,861
Contract charges	(474,689)	(493,204)	(101,322)	(114,471)	(4,201,037)	(4,553,012)
Transfers for Contract benefits and terminations	(19,011,655)	(15,130,644)	(6,245,531)	(4,747,180)	(100,213,243)	(85,261,400)
Net increase (decrease) in net assets resulting from Contract transactions	(21,329,913)	(14,210,877)	(6,421,152)	(4,036,607)	(37,205,167)	(35,072,735)
Net increase (decrease) in net assets	(9,010,163)	4,095,331	(888,720)	309,521	(40,445,594)	(10,753,526)
Net Assets:
Beginning of year	126,813,424	122,718,093	44,754,633	44,445,112	677,079,190	687,832,716
End of year	$117,803,261	$126,813,424	$43,865,913	$44,754,633	$636,633,596	$677,079,190

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII MetLife Mid Cap Stock Index Division		BHFTII MetLife MSCI EAFE® Index Division		BHFTII MetLife Russell 2000® Index Division		BHFTII MetLife Stock Index Division
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(262,585)	$(255,405)	$6,580,212	$4,121,513	$268,010	$(53,369)	$(2,208,953)	$2,954,514
Net realized gains (losses)	30,978,912	28,182,838	13,476,112	6,640,159	12,618,362	3,317,441	357,173,688	282,332,947
Change in unrealized gains (losses) on investments	18,179,756	28,565,283	(12,139,579)	44,682,840	12,293,734	34,683,037	254,102,128	303,124,264
Net increase (decrease) in net assets resulting from operations	48,896,083	56,492,716	7,916,745	55,444,512	25,180,106	37,947,109	609,066,863	588,411,725
Contract Transactions:
Purchase payments received from Contract owners	5,303,253	5,789,935	4,959,853	5,550,931	3,805,912	4,154,032	23,968,647	27,504,670
Net transfers (including fixed account)	(5,194,767)	2,734,549	16,356,121	(7,583,986)	(4,362,763)	5,548,274	(80,893,974)	(44,378,608)
Contract charges	(1,428,002)	(1,481,022)	(1,432,352)	(1,553,233)	(726,134)	(774,494)	(5,636,164)	(5,861,595)
Transfers for Contract benefits and terminations	(63,597,065)	(47,072,377)	(50,177,648)	(41,145,815)	(37,946,013)	(30,063,640)	(406,053,785)	(321,204,053)
Net increase (decrease) in net assets resulting from Contract transactions	(64,916,581)	(40,028,915)	(30,294,026)	(44,732,103)	(39,228,998)	(21,135,828)	(468,615,276)	(343,939,586)
Net increase (decrease) in net assets	(16,020,498)	16,463,801	(22,377,281)	10,712,409	(14,048,892)	16,811,281	140,451,587	244,472,139
Net Assets:
Beginning of year	426,347,826	409,884,025	372,407,269	361,694,860	276,319,115	259,507,834	2,819,061,401	2,574,589,262
End of year	$410,327,328	$426,347,826	$350,029,988	$372,407,269	$262,270,223	$276,319,115	$2,959,512,988	$2,819,061,401

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Total Return Division		BHFTII MFS® Value Division		BHFTII Neuberger Berman Genesis Division
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,137,809	$829,431	$2,110,355	$2,348,141	$(2,788,843)	$(2,773,767)
Net realized gains (losses)	4,545,446	4,349,437	44,899,279	56,881,321	24,482,887	21,437,801
Change in unrealized gains (losses) on investments	78,954	2,866,604	4,445,232	(27,226,658)	(4,151,874)	12,194,049
Net increase (decrease) in net assets resulting from operations	5,762,209	8,045,472	51,454,866	32,002,804	17,542,170	30,858,083
Contract Transactions:
Purchase payments received from Contract owners	883,109	950,992	4,165,791	4,757,498	1,383,985	2,276,299
Net transfers (including fixed account)	(463,749)	1,085,817	(9,085,545)	5,397,032	(2,851,353)	(687,339)
Contract charges	(291,184)	(310,633)	(2,171,423)	(2,317,994)	(426,396)	(484,874)
Transfers for Contract benefits and terminations	(15,421,051)	(10,900,421)	(85,041,930)	(62,108,388)	(31,439,837)	(24,726,654)
Net increase (decrease) in net assets resulting from Contract transactions	(15,292,875)	(9,174,245)	(92,133,107)	(54,271,852)	(33,333,601)	(23,622,568)
Net increase (decrease) in net assets	(9,530,666)	(1,128,773)	(40,678,241)	(22,269,048)	(15,791,431)	7,235,515
Net Assets:
Beginning of year	95,299,894	96,428,667	514,394,760	536,663,808	239,269,608	232,034,093
End of year	$85,769,228	$95,299,894	$473,716,519	$514,394,760	$223,478,177	$239,269,608

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	BHFTII T. Rowe Price Large Cap Growth Division		BHFTII T. Rowe Price Small Cap Growth Division		BHFTII VanEck Global Natural Resources Division		BHFTII Western Asset Management Strategic Bond Opportunities Division
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(7,083,569)	$(6,049,168)	$(4,312,554)	$(4,039,035)	$205,699	$296,137	$15,443,317	$13,948,316
Net realized gains (losses)	48,541,920	(11,693,383)	24,253,103	4,733,533	1,086,916	259,614	(6,991,925)	(6,991,029)
Change in unrealized gains (losses) on investments	100,788,500	197,327,529	21,077,165	61,886,887	(1,711,157)	(1,439,099)	(106,252)	13,174,674
Net increase (decrease) in net assets resulting from operations	142,246,851	179,584,978	41,017,714	62,581,385	(418,542)	(883,348)	8,345,140	20,131,961
Contract Transactions:
Purchase payments received from Contract owners	6,217,477	6,382,212	3,852,786	4,391,034	39,973	21,149	2,064,280	2,383,981
Net transfers (including fixed account)	(10,544,710)	(16,436,918)	(4,462,361)	2,577,779	748,792	2,563,123	8,310,387	6,568,719
Contract charges	(1,773,615)	(1,824,399)	(868,715)	(922,030)	(229,605)	(244,518)	(1,140,047)	(1,253,269)
Transfers for Contract benefits and terminations	(88,920,514)	(58,006,660)	(57,519,814)	(38,312,056)	(2,753,354)	(1,932,677)	(40,305,024)	(34,181,860)
Net increase (decrease) in net assets resulting from Contract transactions	(95,021,362)	(69,885,765)	(58,998,104)	(32,265,273)	(2,194,194)	407,077	(31,070,404)	(26,482,429)
Net increase (decrease) in net assets	47,225,489	109,699,213	(17,980,390)	30,316,112	(2,612,736)	(476,271)	(22,725,264)	(6,350,468)
Net Assets:
Beginning of year	533,304,465	423,605,252	358,856,338	328,540,226	18,077,756	18,554,027	266,841,085	273,191,553
End of year	$580,529,954	$533,304,465	$340,875,948	$358,856,338	$15,465,020	$18,077,756	$244,115,821	$266,841,085

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.
The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management U.S. Government Division		BlackRock Global Allocation V.I. Division		Calvert VP SRI Balanced Division
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,371,064	$828,385	$19	$198	$279,085	$201,395
Net realized gains (losses)	(1,968,033)	(2,148,729)	1,269	(208)	2,183,333	625,589
Change in unrealized gains (losses) on investments	1,309,829	4,227,960	(51)	1,744	5,963,490	5,840,043
Net increase (decrease) in net assets resulting from operations	712,860	2,907,616	1,237	1,734	8,425,908	6,667,027
Contract Transactions:
Purchase payments received from Contract owners	708,684	1,005,266	—	—	984,518	755,060
Net transfers (including fixed account)	8,948,974	5,976,787	(323)	(212)	473,136	(220,362)
Contract charges	(557,360)	(601,872)	(3)	(3)	(25,110)	(28,365)
Transfers for Contract benefits and terminations	(17,607,594)	(12,436,373)	(739)	(680)	(5,493,160)	(4,415,745)
Net increase (decrease) in net assets resulting from Contract transactions	(8,507,296)	(6,056,192)	(1,065)	(895)	(4,060,616)	(3,909,412)
Net increase (decrease) in net assets	(7,794,436)	(3,148,576)	172	839	4,365,292	2,757,615
Net Assets:
Beginning of year	91,560,733	94,709,309	17,055	16,216	47,614,556	44,856,941
End of year	$83,766,297	$91,560,733	$17,227	$17,055	$51,979,848	$47,614,556

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	Calvert VP SRI Mid Cap Division		Fidelity® VIP Contrafund® Division		Fidelity® VIP Equity-Income Division		Fidelity® VIP Freedom 2020 Division
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(48,650)	$(44,490)	$(3,463)	$(4,442)	$443,494	$547,573	$56,676	$67,515
Net realized gains (losses)	11,572	(146,577)	223,571	62,368	5,403,331	2,312,864	8,958	(126,378)
Change in unrealized gains (losses) on investments	540,238	787,474	(89,522)	118,994	2,774,720	2,818,334	124,959	438,306
Net increase (decrease) in net assets resulting from operations	503,160	596,407	130,586	176,920	8,621,545	5,678,771	190,593	379,443
Contract Transactions:
Purchase payments received from Contract owners	149,306	158,778	9,915	10,013	563,546	467,831	157,067	215,691
Net transfers (including fixed account)	23,054	(289,899)	11,337	(5,136)	(60,546)	(9,366)	1,237,938	(3,104)
Contract charges	(305)	(347)	(10)	(9)	(6,464)	(6,627)	(165)	(70)
Transfers for Contract benefits and terminations	(732,553)	(573,810)	(550,737)	(235,140)	(9,649,091)	(6,335,765)	(1,678,935)	(1,187,275)
Net increase (decrease) in net assets resulting from Contract transactions	(560,498)	(705,278)	(529,495)	(230,272)	(9,152,555)	(5,883,927)	(284,095)	(974,758)
Net increase (decrease) in net assets	(57,338)	(108,871)	(398,909)	(53,352)	(531,010)	(205,156)	(93,502)	(595,315)
Net Assets:
Beginning of year	5,826,123	5,934,994	621,134	674,486	63,328,315	63,533,471	3,355,305	3,950,620
End of year	$5,768,785	$5,826,123	$222,225	$621,134	$62,797,305	$63,328,315	$3,261,803	$3,355,305

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2025 Division		Fidelity® VIP Freedom 2030 Division		Fidelity® VIP Freedom 2035 Division
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$62,555	$85,704	$98,168	$105,082	$69,918	$57,512
Net realized gains (losses)	170,267	(223,494)	198,495	(37,438)	218,535	(3,997)
Change in unrealized gains (losses) on investments	205,429	803,894	470,283	916,057	516,875	937,074
Net increase (decrease) in net assets resulting from operations	438,251	666,104	766,946	983,701	805,328	990,589
Contract Transactions:
Purchase payments received from Contract owners	629,613	535,588	1,642,171	1,171,307	1,786,527	1,713,478
Net transfers (including fixed account)	1,031,082	29,982	931,437	1,502,766	1,005,276	509,805
Contract charges	(3,895)	(10,657)	(5,271)	(3,787)	(6,171)	(4,279)
Transfers for Contract benefits and terminations	(2,003,307)	(2,046,086)	(1,530,083)	(1,480,600)	(765,847)	(335,221)
Net increase (decrease) in net assets resulting from Contract transactions	(346,507)	(1,491,173)	1,038,254	1,189,686	2,019,785	1,883,783
Net increase (decrease) in net assets	91,744	(825,069)	1,805,200	2,173,387	2,825,113	2,874,372
Net Assets:
Beginning of year	5,544,778	6,369,847	8,790,818	6,617,431	8,242,631	5,368,259
End of year	$5,636,522	$5,544,778	$10,596,018	$8,790,818	$11,067,744	$8,242,631

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	Fidelity® VIP Freedom 2040 Division		Fidelity® VIP Freedom 2045 Division		Fidelity® VIP Freedom 2050 Division		Fidelity® VIP Freedom 2055 Division
	2024	2023	2024	2023	2024	2023	2024	2023 (b)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$20,971	$23,775	$10,274	$17,144	$14,160	$30,517	$2,909	$2,854
Net realized gains (losses)	228,849	34,040	154,914	57,365	402,651	125,598	14,963	1,289
Change in unrealized gains (losses) on investments	497,817	706,770	538,976	673,290	1,115,693	1,469,797	56,654	24,762
Net increase (decrease) in net assets resulting from operations	747,637	764,585	704,164	747,799	1,532,504	1,625,912	74,526	28,905
Contract Transactions:
Purchase payments received from Contract owners	2,235,049	1,453,350	1,352,674	1,174,707	3,227,852	3,498,222	560,725	76,247
Net transfers (including fixed account)	483,259	835,708	771,258	515,469	414,854	73,014	146,706	207,560
Contract charges	(12,119)	(7,718)	(6,990)	(4,467)	(13,733)	(10,292)	(951)	(51)
Transfers for Contract benefits and terminations	(629,884)	(467,415)	(236,929)	(340,196)	(1,022,012)	(1,196,638)	(18,802)	(82)
Net increase (decrease) in net assets resulting from Contract transactions	2,076,305	1,813,925	1,880,013	1,345,513	2,606,961	2,364,306	687,678	283,674
Net increase (decrease) in net assets	2,823,942	2,578,510	2,584,177	2,093,312	4,139,465	3,990,218	762,204	312,579
Net Assets:
Beginning of year	6,078,248	3,499,738	5,642,196	3,548,884	11,774,186	7,783,968	312,579	—
End of year	$8,902,190	$6,078,248	$8,226,373	$5,642,196	$15,913,651	$11,774,186	$1,074,783	$312,579

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2060 Division		Fidelity® VIP FundsManager 50% Division		Fidelity® VIP FundsManager 60% Division
	2024	2023 (b)	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,528	$3,777	$262,199	$808,750	$(144,139)	$493,311
Net realized gains (losses)	18,190	369	802,535	(3,291,849)	866,104	(3,363,759)
Change in unrealized gains (losses) on investments	41,460	12,851	9,367,399	20,507,143	11,192,201	22,088,816
Net increase (decrease) in net assets resulting from operations	62,178	16,997	10,432,133	18,024,044	11,914,166	19,218,368
Contract Transactions:
Purchase payments received from Contract owners	576,558	359,975	1,103,219	133,865	124,241	549,828
Net transfers (including fixed account)	115,066	24,692	—	—	—	—
Contract charges	(1,039)	(77)	—	—	—	—
Transfers for Contract benefits and terminations	(12,559)	—	(39,856,764)	(33,080,178)	(34,163,176)	(27,100,122)
Net increase (decrease) in net assets resulting from Contract transactions	678,026	384,590	(38,753,545)	(32,946,313)	(34,038,935)	(26,550,294)
Net increase (decrease) in net assets	740,204	401,587	(28,321,412)	(14,922,269)	(22,124,769)	(7,331,926)
Net Assets:
Beginning of year	401,587	—	170,242,605	185,164,874	168,062,667	175,394,593
End of year	$1,141,791	$401,587	$141,921,193	$170,242,605	$145,937,898	$168,062,667

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	Fidelity® VIP Government Money Market Division		Fidelity® VIP Growth Division		Fidelity® VIP Investment Grade Bond Division		Fidelity® VIP Mid Cap Division
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$156,492	$145,824	$(1,258,824)	$(889,440)	$127,286	$99,996	$(1,007)	$(1,982)
Net realized gains (losses)	—	—	36,486,240	8,035,654	(206,512)	(296,334)	44,943	1,673
Change in unrealized gains (losses) on investments	—	—	(2,220,658)	25,370,527	113,003	526,085	(14,191)	34,505
Net increase (decrease) in net assets resulting from operations	156,492	145,824	33,006,758	32,516,741	33,777	329,747	29,745	34,196
Contract Transactions:
Purchase payments received from Contract owners	145,998	146,811	714,464	638,388	157,271	178,259	585	585
Net transfers (including fixed account)	521,237	113,768	741,211	893,704	155,599	(427,691)	101	(438)
Contract charges	—	—	(3,193)	(1,287)	(501)	(2,017)	—	—
Transfers for Contract benefits and terminations	(565,521)	(666,973)	(19,009,501)	(11,462,656)	(1,293,665)	(1,223,460)	(246,547)	(184,516)
Net increase (decrease) in net assets resulting from Contract transactions	101,714	(406,394)	(17,557,019)	(9,931,851)	(981,296)	(1,474,909)	(245,861)	(184,369)
Net increase (decrease) in net assets	258,206	(260,570)	15,449,739	22,584,890	(947,519)	(1,145,162)	(216,116)	(150,173)
Net Assets:
Beginning of year	3,843,390	4,103,960	119,643,479	97,058,589	5,945,807	7,090,969	281,600	431,773
End of year	$4,101,596	$3,843,390	$135,093,218	$119,643,479	$4,998,288	$5,945,807	$65,484	$281,600

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	FTVIPT Templeton Developing Markets VIP Division		FTVIPT Templeton Foreign VIP Division		Janus Henderson Enterprise Division
	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(116)	$409	$40	$37	$(161)	$(453)
Net realized gains (losses)	3,811	29	2	—	4,275	4,688
Change in unrealized gains (losses) on investments	(1,735)	3,338	(110)	231	627	5,028
Net increase (decrease) in net assets resulting from operations	1,960	3,776	(68)	268	4,741	9,263
Contract Transactions:
Purchase payments received from Contract owners	—	—	780	780	—	—
Net transfers (including fixed account)	—	—	—	—	(1,474)	(207)
Contract charges	—	—	—	—	—	—
Transfers for Contract benefits and terminations	(38,218)	(3)	(2)	(3)	(33,094)	(14,848)
Net increase (decrease) in net assets resulting from Contract transactions	(38,218)	(3)	778	777	(34,568)	(15,055)
Net increase (decrease) in net assets	(36,258)	3,773	710	1,045	(29,827)	(5,792)
Net Assets:
Beginning of year	36,258	32,485	2,078	1,033	53,849	59,641
End of year	$—	$36,258	$2,788	$2,078	$24,022	$53,849

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2024 and 2023

	LMPVET ClearBridge Variable Appreciation Division		LMPVET ClearBridge Variable Dividend Strategy Division		LMPVET ClearBridge Variable Large Cap Growth Division		LMPVET ClearBridge Variable Small Cap Growth Division
	2024	2023	2024	2023	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(154)	$45	$155	$1,039	$(3,154)	$(3,704)	$(282)	$(313)
Net realized gains (losses)	17,845	1,876	11,992	12,973	121,344	8,002	324	(39)
Change in unrealized gains (losses) on investments	(9,799)	7,321	(1,291)	(3,538)	(36,296)	131,842	314	2,676
Net increase (decrease) in net assets resulting from operations	7,892	9,242	10,856	10,474	81,894	136,140	356	2,324
Contract Transactions:
Purchase payments received from Contract owners	—	—	—	—	8,789	14,520	1,376	3,550
Net transfers (including fixed account)	(642)	(995)	(413)	843	5,498	(12,019)	208	(227)
Contract charges	—	—	—	—	(11)	(10)	(3)	(4)
Transfers for Contract benefits and terminations	(42,138)	(4)	(33,886)	(3,493)	(286,185)	(7,247)	(14,510)	(6)
Net increase (decrease) in net assets resulting from Contract transactions	(42,780)	(999)	(34,299)	(2,650)	(271,909)	(4,756)	(12,929)	3,313
Net increase (decrease) in net assets	(34,888)	8,243	(23,443)	7,824	(190,015)	131,384	(12,573)	5,637
Net Assets:
Beginning of year	58,650	50,407	89,238	81,414	452,143	320,759	35,053	29,416
End of year	$23,762	$58,650	$65,795	$89,238	$262,128	$452,143	$22,480	$35,053

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	LMPVIT Western Asset Core Plus Division		Macquarie VIP Small Cap Value Division		Morgan Stanley VIF Global Infrastructure Division
	2024	2023	2024	2023	2024 (c)	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1)	$13	$8	$3	$526	$539
Net realized gains (losses)	(68)	(1)	66	33	(5,138)	4,943
Change in unrealized gains (losses) on investments	61	10	(10)	33	9,760	(3,972)
Net increase (decrease) in net assets resulting from operations	(8)	22	64	69	5,148	1,510
Contract Transactions:
Purchase payments received from Contract owners	—	—	—	—	146	140
Net transfers (including fixed account)	—	—	—	—	(35,281)	2,187
Contract charges	—	—	—	—	(4)	(11)
Transfers for Contract benefits and terminations	(351)	(2)	(436)	(2)	(16,912)	(12,426)
Net increase (decrease) in net assets resulting from Contract transactions	(351)	(2)	(436)	(2)	(52,051)	(10,110)
Net increase (decrease) in net assets	(359)	20	(372)	67	(46,903)	(8,600)
Net Assets:
Beginning of year	359	339	853	786	46,903	55,503
End of year	$—	$359	$481	$853	$—	$46,903

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2024 and 2023

	PIMCO VIT CommodityRealReturn® Strategy Division		PIMCO VIT Dynamic Bond Division
	2024	2023	2024	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(159)	$11,221	$311	$239
Net realized gains (losses)	(31,093)	(1,553)	(550)	(521)
Change in unrealized gains (losses) on investments	32,302	(17,367)	624	852
Net increase (decrease) in net assets resulting from operations	1,050	(7,699)	385	570
Contract Transactions:
Purchase payments received from Contract owners	83	80	—	—
Net transfers (including fixed account)	(59,879)	1,022	234	455
Contract charges	(4)	(5)	(4)	(5)
Transfers for Contract benefits and terminations	(10,306)	(3,963)	(4,137)	(2,702)
Net increase (decrease) in net assets resulting from Contract transactions	(70,106)	(2,866)	(3,907)	(2,252)
Net increase (decrease) in net assets	(69,056)	(10,565)	(3,522)	(1,682)
Net Assets:
Beginning of year	74,498	85,063	10,257	11,939
End of year	$5,442	$74,498	$6,735	$10,257

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

The accompanying notes are an integral part of these financial statements.

	PIMCO VIT Emerging Markets Bond Division		TAP 1919 Variable Socially Responsive Balanced Division
	2024	2023	2024 (d)	2023
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$609	$555	$21	$19
Net realized gains (losses)	(569)	(1,018)	1,280	372
Change in unrealized gains (losses) on investments	681	1,779	(868)	1,175
Net increase (decrease) in net assets resulting from operations	721	1,316	433	1,566
Contract Transactions:
Purchase payments received from Contract owners	—	—	—	—
Net transfers (including fixed account)	390	(1)	(10,162)	—
Contract charges	(5)	(6)	—	—
Transfers for Contract benefits and terminations	(3,341)	(4,094)	(1)	(3)
Net increase (decrease) in net assets resulting from Contract transactions	(2,956)	(4,101)	(10,163)	(3)
Net increase (decrease) in net assets	(2,235)	(2,785)	(9,730)	1,563
Net Assets:
Beginning of year	13,644	16,429	9,730	8,167
End of year	$11,409	$13,644	$—	$9,730

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, series or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series® ("American Funds")

BlackRock Variable Series Funds, Inc. ("BlackRock")

Brighthouse Funds Trust I ("BHFTI")

Brighthouse Funds Trust II ("BHFTII")

Calvert Variable Series, Inc. ("Calvert")

Delaware VIP Trust ("Delaware VIP")

Fidelity® Variable Insurance Products ("Fidelity VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Janus Aspen Series ("Janus Aspen")

Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")

Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")*

PIMCO Variable Insurance Trust ("PIMCO VIT")

Trust for Advised Portfolios ("TAP")*

*Investments in this fund or portfolio ceased operations during the year ended December 31, 2024.

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

A. Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Contract owner. The following Divisions had net assets as of or during the year ended December 31, 2024:

American Funds® Global Growth Division

American Funds® Global Small Capitalization Division (a)

American Funds® Growth Division

American Funds® Growth-Income Division

American Funds® The Bond Fund of America Division

BHFTI Allspring Mid Cap Value Division

BHFTI American Funds® Balanced Allocation Division (a)

BHFTI American Funds® Growth Allocation Division (a)

BHFTI American Funds® Growth Division

BHFTI American Funds® Moderate Allocation Division (a)

BHFTI BlackRock High Yield Division (a)

BHFTI Brighthouse Asset Allocation 100 Division (a)

BHFTI Brighthouse Small Cap Value Division

BHFTI Brighthouse/Eaton Vance Floating Rate Division

BHFTI Brighthouse/Franklin Low Duration Total Return Division

BHFTI Brighthouse/Templeton International Bond Division

BHFTI Brighthouse/Wellington Large Cap Research Division (a)

BHFTI CBRE Global Real Estate Division (a)

BHFTI Harris Oakmark International Division (a)

BHFTI Invesco Comstock Division

BHFTI Invesco Global Equity Division (a)

BHFTI Invesco Small Cap Growth Division (a)

BHFTI JPMorgan Core Bond Division

BHFTI JPMorgan Global Active Allocation Division

BHFTI JPMorgan Small Cap Value Division (a)

BHFTI Loomis Sayles Global Allocation Division

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF DIVISIONS — (Continued)

BHFTI Loomis Sayles Growth Division (a)

BHFTI MetLife Multi-Index Targeted Risk Division

BHFTI MFS® Research International Division (a)

BHFTI Morgan Stanley Discovery Division (a)

BHFTI PIMCO Inflation Protected Bond Division (a)

BHFTI PIMCO Total Return Division (a)

BHFTI SSGA Emerging Markets Enhanced Index II Division (a)

BHFTI SSGA Growth and Income ETF Division (a)

BHFTI SSGA Growth ETF Division (a)

BHFTI T. Rowe Price Large Cap Value Division

BHFTI T. Rowe Price Mid Cap Growth Division (a)

BHFTI TCW Core Fixed Income Division

BHFTI Victory Sycamore Mid Cap Value Division (a)

BHFTI Western Asset Management Government Income Division

BHFTII Baillie Gifford International Stock Division (a)

BHFTII BlackRock Bond Income Division (a)

BHFTII BlackRock Capital Appreciation Division (a)

BHFTII BlackRock Ultra-Short Term Bond Division (a)

BHFTII Brighthouse Asset Allocation 20 Division (a)

BHFTII Brighthouse Asset Allocation 40 Division (a)

BHFTII Brighthouse Asset Allocation 60 Division (a)

BHFTII Brighthouse Asset Allocation 80 Division (a)

BHFTII Brighthouse/Artisan Mid Cap Value Division (a)

BHFTII Brighthouse/Dimensional International Small Company Division

BHFTII Brighthouse/Wellington Balanced Division (a)

BHFTII Brighthouse/Wellington Core Equity Opportunities Division (a)

BHFTII Frontier Mid Cap Growth Division (a)

BHFTII Jennison Growth Division (a)

BHFTII Loomis Sayles Small Cap Core Division (a)

BHFTII Loomis Sayles Small Cap Growth Division (a)

BHFTII MetLife Aggregate Bond Index Division (a)

BHFTII MetLife Mid Cap Stock Index Division (a)

BHFTII MetLife MSCI EAFE® Index Division (a)

BHFTII MetLife Russell 2000® Index Division (a)

BHFTII MetLife Stock Index Division (a)

BHFTII MFS® Total Return Division (a)

BHFTII MFS® Value Division (a)

BHFTII Neuberger Berman Genesis Division (a)

BHFTII T. Rowe Price Large Cap Growth Division (a)

BHFTII T. Rowe Price Small Cap Growth Division (a)

BHFTII VanEck Global Natural Resources Division

BHFTII Western Asset Management Strategic Bond Opportunities Division (a)

BHFTII Western Asset Management U.S. Government Division (a)

BlackRock Global Allocation V.I. Division

Calvert VP SRI Balanced Division

Calvert VP SRI Mid Cap Division

Fidelity® VIP Contrafund® Division

Fidelity® VIP Equity-Income Division

Fidelity® VIP Freedom 2020 Division

Fidelity® VIP Freedom 2025 Division

Fidelity® VIP Freedom 2030 Division

Fidelity® VIP Freedom 2035 Division

Fidelity® VIP Freedom 2040 Division

Fidelity® VIP Freedom 2045 Division

Fidelity® VIP Freedom 2050 Division

Fidelity® VIP Freedom 2055 Division

Fidelity® VIP Freedom 2060 Division

Fidelity® VIP FundsManager 50% Division

Fidelity® VIP FundsManager 60% Division

Fidelity® VIP Government Money Market Division

Fidelity® VIP Growth Division

Fidelity® VIP Investment Grade Bond Division

Fidelity® VIP Mid Cap Division

FTVIPT Templeton Developing Markets VIP Division (b)

FTVIPT Templeton Foreign VIP Division

Janus Henderson Enterprise Division

LMPVET ClearBridge Variable Appreciation Division

LMPVET ClearBridge Variable Dividend Strategy Division

LMPVET ClearBridge Variable Large Cap Growth Division

LMPVET ClearBridge Variable Small Cap Growth Division

LMPVIT Western Asset Core Plus Division (b)

Macquarie VIP Small Cap Value Division

PIMCO VIT CommodityRealReturn® Strategy Division

PIMCO VIT Dynamic Bond Division

PIMCO VIT Emerging Markets Bond Division

(a)  This Division invests in two or more share classes within the underlying portfolio, series or fund of the Trusts.

(b)  This Division's net assets went to zero during the year ended December 31, 2024 and is not included in the statements of assets and liabilities.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF DIVISIONS — (Concluded)

B. The following Divisions ceased operations during the year ended December 31, 2024 and are not included in the statements of assets and liabilities:

BHFTI AB Global Dynamic Allocation Division

BHFTI BlackRock Global Tactical Strategies Division

BHFTI Brighthouse Balanced Plus Division

BHFTI Invesco Balanced-Risk Allocation Division

BHFTI PanAgora Global Diversified Risk Division

BHFTI Schroders Global Multi-Asset Division

Morgan Stanley VIF Global Infrastructure Division

TAP 1919 Variable Socially Responsive Balanced Division

C. The following Division had no net assets during the year ended December 31, 2024:

BHFTI Brighthouse/Artisan International Division

3.  PORTFOLIO CHANGES

The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2024:

Name Changes:

Former Name

BHFTI Brighthouse/abrdn Emerging Markets Equity Portfolio

Delaware VIP® Small Cap Value Series

New Name

BHFTI SSGA Emerging Markets Enhanced Index II Portfolio

Macquarie VIP Small Cap Value Series

Substitutions:

Former Portfolio

BHFTI AB Global Dynamic Allocation Portfolio

BHFTI BlackRock Global Tactical Strategies Portfolio

BHFTI Brighthouse Balanced Plus Portfolio

BHFTI Invesco Balanced-Risk Allocation Portfolio

BHFTI PanAgora Global Diversified Risk Portfolio

BHFTI Schroders Global Multi-Asset Portfolio

New Portfolio

BHFTI MetLife Multi-Index Targeted Risk Portfolio

BHFTI MetLife Multi-Index Targeted Risk Portfolio

BHFTI MetLife Multi-Index Targeted Risk Portfolio

BHFTI MetLife Multi-Index Targeted Risk Portfolio

BHFTI MetLife Multi-Index Targeted Risk Portfolio

BHFTI MetLife Multi-Index Targeted Risk Portfolio

Liquidations:

Morgan Stanley VIF Global Infrastructure Portfolio

TAP 1919 Variable Socially Responsive Balanced Fund

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Security Valuation

A Division's investment in shares of a fund, series or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The Separate Account's investments in shares of a fund, series or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables and, if any, are shown in net assets from Contracts in payout on the statements of assets and liabilities. The assumed investment return is between 3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts, if any, are included in transfers for Contract benefits and terminations on the statements of changes in net assets of the applicable Divisions.

Purchase Payments

Purchase payments received from Contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as Contract transactions on the statements of changes in net assets of the applicable Divisions.

Net Transfers

Assets transferred by the Contract owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Segment Reporting

The Separate Account adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures ("ASU 2023-07") during the period. The Separate Account's adoption of the new standard impacted financial statement disclosures only and did not affect any Division's financial position or results of operations.

Each Division of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker ("CODM") oversees the activities of the Separate Account using information of each Division. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual and group variable annuity Contracts issued by the Company to support the liabilities of the applicable Contracts. The Divisions have identified the Company's Assistant Vice President of Life and Annuity Products as the CODM.

The CODM uses the increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the Divisions within the Separate Account. The accounting policies used to measure profit and loss of the segment are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the statements of assets and liabilities as net assets. The measure of segment profit and loss is reported on the statements of operations and changes in net assets as increase (decrease) in net assets from operations. All assets and increases (decreases) in net assets from operations are generated in the U.S.

5.  EXPENSES & CONTRACT CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge and assessed through a daily reduction in unit values, which are recorded as administrative charges in the accompanying statements of operations of the applicable Divisions:

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each Contract and the Separate Account.

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the insured (the annuitant) may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Optional Death Benefit Rider — For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

Earnings Preservation Benefit — For an additional charge, the Company will provide additional amounts at death to pay expenses that may be due upon the death of the Contract owner, unless the Contract owner is a non-natural person and then the benefit is payable upon the death of the annuitant. This amount may not be sufficient to cover expenses that the Contract owner's heirs may have to pay.

Enhanced Stepped-Up Benefit Rider — For an additional charge, the total death benefit payable may be increased based on the greater of the account balance or highest annual Contract anniversary value in the Contract or the greater of the account balance, annual increase amount or highest annual Contract anniversary value in the Contract.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES & CONTRACT CHARGES — (Continued)

Preservation and Growth Rider — For an additional charge, the Company will guarantee at a future date the Account Value (adjusted for withdrawals) will not be less than the initial Purchase Payment.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2024.

Administrative	0.10	% - 0.75%
Mortality and Expense Risk	0.00	% - 2.05%
Optional Death Benefit Rider	0.25%
Earnings Preservation Benefit	0.25%
Enhanced Stepped-Up Benefit Rider	0.10	% - 0.35%
Preservation and Growth Rider	1.15	% - 1.80%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract. The range of the effective rates disclosed above excludes any waivers granted to certain Divisions.

The following optional rider charges paid to the Company are charged at each Contract anniversary date through the redemption of units, which are recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions:

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the Contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee the periodic return on the investment for life.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee the periodic return on the investment.

Guaranteed Minimum Income Benefit — For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

Enhanced Death Benefit — For an additional charge, the amount of the death benefit will be the greater of the account value or the death benefit base.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2024:

Guaranteed Minimum Accumulation Benefit	0.75%
Lifetime Withdrawal Guarantee	0.50	% - 1.80%
Guaranteed Withdrawal Benefit	0.90%
Guaranteed Minimum Income Benefit	0.50	% - 1.00%
Enhanced Death Benefit	0.60	% - 1.50%
Enhanced Guaranteed Withdrawal Benefit	0.50	% - .55%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES & CONTRACT CHARGES — (Concluded)

Separate Account charges referred to in this disclosure are for current charges of the Contracts and can vary among products within the Separate Account. A Contract administrative charge which ranges from $0 to $30 is assessed on an annual basis for Contracts with a value of less than $50,000, which may be waived if the Contract reaches a certain asset size or under certain circumstances. The Company reserves the right to charge a transfer fee ranging from $0 to $25 after twelve transfers are made in a Contract year or, for certain Contracts. Currently, the Company is not charging a transfer fee. These charges are paid to the Company, assessed through redemption of units, and recorded as Contract charges in the accompanying statements of changes in net assets.

In addition, certain Contracts impose a surrender charge of 0% to 10% if the Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through redemption of units, and recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2024 and 2023.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENT OF INVESTMENTS

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)		Proceeds from Sales ($)
American Funds® Global Growth Division	1,840	53,918	24,259		159,015
American Funds® Global Small Capitalization Division	15,865,029	312,346,714	18,535,656		49,362,242
American Funds® Growth Division	9,001,899	677,015,450	61,865,299		240,485,988
American Funds® Growth-Income Division	9,424,353	422,042,775	40,752,210		138,430,688
American Funds® The Bond Fund of America Division	6,502,846	68,980,178	8,480,013		10,479,361
BHFTI AB Global Dynamic Allocation Division	—	—	9,652,810	(a)	836,820,114	(a)
BHFTI Allspring Mid Cap Value Division	3,467	39,126	3,760		14,787
BHFTI American Funds® Balanced Allocation Division	60,386,794	554,226,513	36,026,504		113,327,412
BHFTI American Funds® Growth Allocation Division	44,431,162	387,371,726	33,785,098		66,237,408
BHFTI American Funds® Growth Division	20,499,318	196,061,247	24,082,312		76,004,575
BHFTI American Funds® Moderate Allocation Division	55,980,050	511,522,781	27,317,774		94,520,428
BHFTI BlackRock Global Tactical Strategies Division	—	—	14,784,648	(a)	1,072,903,205	(a)
BHFTI BlackRock High Yield Division	29,268	218,370	24,183		31,044
BHFTI Brighthouse Asset Allocation 100 Division	19,777,131	219,833,395	15,889,394		42,218,361
BHFTI Brighthouse Balanced Plus Division	—	—	48,930,627	(a)	2,217,659,678	(a)
BHFTI Brighthouse Small Cap Value Division	1,179,202	16,405,022	1,939,972		2,682,559
BHFTI Brighthouse/Eaton Vance Floating Rate Division	1,441,671	14,266,736	2,105,909		3,782,432
BHFTI Brighthouse/Franklin Low Duration Total Return Division	5,595,566	51,798,633	9,176,012		13,197,684
BHFTI Brighthouse/Templeton International Bond Division	412,160	3,956,873	342,875		448,443
BHFTI Brighthouse/Wellington Large Cap Research Division	49,182,088	616,622,492	61,393,152		106,117,103
BHFTI CBRE Global Real Estate Division	10,782,372	123,517,196	8,609,139		24,483,871
BHFTI Harris Oakmark International Division	20,511,264	261,400,122	17,318,397		47,818,829
BHFTI Invesco Balanced-Risk Allocation Division	—	—	8,924,960	(a)	331,624,612	(a)
BHFTI Invesco Comstock Division	1,200	15,981	1,673		2,380
BHFTI Invesco Global Equity Division	8,429,607	166,560,114	24,953,283		37,690,559
BHFTI Invesco Small Cap Growth Division	5,335,941	55,326,856	2,822,893		10,501,693
BHFTI JPMorgan Core Bond Division	5,637,111	56,555,870	7,897,724		7,275,729
BHFTI JPMorgan Global Active Allocation Division	40,757,139	444,695,601	6,818,762		81,600,715
BHFTI JPMorgan Small Cap Value Division	1,011,146	12,940,022	599,088		4,039,048
BHFTI Loomis Sayles Global Allocation Division	4,538,637	66,521,362	6,887,696		15,903,586
BHFTI Loomis Sayles Growth Division	22,253,506	287,114,166	35,396,153		100,038,282
BHFTI MetLife Multi-Index Targeted Risk Division	466,239,301	5,165,938,277	4,775,316,766		182,739,047
BHFTI MFS® Research International Division	9,457,131	107,962,014	8,603,909		21,320,919
BHFTI Morgan Stanley Discovery Division	54,768,243	586,816,547	6,787,305		71,204,364
BHFTI PanAgora Global Diversified Risk Division	—	—	2,170,284	(a)	615,268,065	(a)
BHFTI PIMCO Inflation Protected Bond Division	22,050,043	232,853,005	7,699,505		35,962,807
BHFTI PIMCO Total Return Division	46,009,454	525,406,600	28,639,181		60,446,627
BHFTI Schroders Global Multi-Asset Division	—	—	8,741,585	(a)	485,099,515	(a)
BHFTI SSGA Emerging Markets Enhanced Index II Division	2,724,018	26,299,962	1,048,173		5,826,600
BHFTI SSGA Growth and Income ETF Division	37,953,409	402,848,374	12,465,061		94,255,007
BHFTI SSGA Growth ETF Division	8,804,309	94,282,949	3,864,005		22,757,387
BHFTI T. Rowe Price Large Cap Value Division	8,489	230,969	22,224		267,488
BHFTI T. Rowe Price Mid Cap Growth Division	40,850,685	362,928,263	43,002,294		72,056,468
BHFTI TCW Core Fixed Income Division	34,742	304,769	292,523		4,437
BHFTI Victory Sycamore Mid Cap Value Division	15,206,276	270,176,670	26,764,576		60,110,776
BHFTI Western Asset Management Government Income Division	20,695,874	218,048,896	12,505,477		40,577,174
BHFTII Baillie Gifford International Stock Division	8,134,297	90,165,231	8,412,000		14,302,307
BHFTII BlackRock Bond Income Division	2,651,902	274,687,491	20,895,396		33,745,556
BHFTII BlackRock Capital Appreciation Division	4,764,606	157,887,644	27,237,934		39,694,010
BHFTII BlackRock Ultra-Short Term Bond Division	275,078	27,843,746	8,727,655		10,850,042

(a)  For the period January 1, 2024 to November 22, 2024.

(b)  For the period January 1, 2024 to December 6, 2024.

(c)  For the period January 1, 2024 to March 1, 2024.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENT OF INVESTMENTS — (Continued)

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII Brighthouse Asset Allocation 20 Division	15,851,140	168,216,009	7,249,791	39,976,468
BHFTII Brighthouse Asset Allocation 40 Division	51,738,052	553,082,857	16,517,688	98,281,127
BHFTII Brighthouse Asset Allocation 60 Division	194,903,101	2,107,656,869	80,890,619	370,085,724
BHFTII Brighthouse Asset Allocation 80 Division	115,607,324	1,324,984,844	56,726,061	202,769,424
BHFTII Brighthouse/Artisan Mid Cap Value Division	690,624	144,162,889	17,687,058	28,566,661
BHFTII Brighthouse/Dimensional International Small Company Division	386,241	4,557,749	360,954	1,076,826
BHFTII Brighthouse/Wellington Balanced Division	24,301,447	427,292,749	28,792,125	73,387,634
BHFTII Brighthouse/Wellington Core Equity Opportunities Division	12,923,089	375,396,464	23,156,395	75,173,489
BHFTII Frontier Mid Cap Growth Division	14,512,472	387,109,385	4,832,913	66,550,713
BHFTII Jennison Growth Division	15,317,020	215,355,321	47,682,341	46,315,481
BHFTII Loomis Sayles Small Cap Core Division	526,838	116,306,530	11,704,374	25,753,530
BHFTII Loomis Sayles Small Cap Growth Division	4,048,389	45,188,790	2,192,065	8,722,105
BHFTII MetLife Aggregate Bond Index Division	69,691,213	735,542,313	53,476,399	79,615,035
BHFTII MetLife Mid Cap Stock Index Division	23,310,427	360,267,682	34,830,693	78,151,911
BHFTII MetLife MSCI EAFE® Index Division	24,200,610	298,700,585	31,183,487	51,438,095
BHFTII MetLife Russell 2000® Index Division	14,569,253	238,477,944	22,129,305	51,921,628
BHFTII MetLife Stock Index Division	43,297,762	1,886,403,441	227,875,255	516,624,044
BHFTII MFS® Total Return Division	576,139	85,798,208	9,087,560	18,837,093
BHFTII MFS® Value Division	34,823,887	495,601,708	61,960,795	104,983,025
BHFTII Neuberger Berman Genesis Division	12,564,990	216,467,138	26,237,772	39,867,611
BHFTII T. Rowe Price Large Cap Growth Division	23,588,350	466,576,351	45,999,510	115,119,838
BHFTII T. Rowe Price Small Cap Growth Division	17,227,049	314,640,094	28,422,281	72,399,782
BHFTII VanEck Global Natural Resources Division	1,433,276	15,419,432	2,495,240	3,823,801
BHFTII Western Asset Management Strategic Bond Opportunities Division	23,113,841	285,299,826	26,350,898	41,977,986
BHFTII Western Asset Management U.S. Government Division	8,039,464	92,602,539	11,143,192	18,279,441
BlackRock Global Allocation V.I. Division	1,337	19,224	1,646	1,341
Calvert VP SRI Balanced Division	18,970,755	39,864,636	3,471,386	6,348,097
Calvert VP SRI Mid Cap Division	207,660	5,814,957	247,750	801,366
Fidelity® VIP Contrafund® Division	4,004	154,060	54,234	559,744
Fidelity® VIP Equity-Income Division	2,361,691	54,136,125	5,291,804	10,376,649
Fidelity® VIP Freedom 2020 Division	259,079	3,384,006	1,585,509	1,716,010
Fidelity® VIP Freedom 2025 Division	355,617	5,447,213	2,693,501	2,966,675
Fidelity® VIP Freedom 2030 Division	651,263	10,028,927	3,449,404	2,290,189
Fidelity® VIP Freedom 2035 Division	401,006	10,405,069	3,239,696	1,016,365
Fidelity® VIP Freedom 2040 Division	328,860	8,137,718	3,001,854	782,452
Fidelity® VIP Freedom 2045 Division	298,709	7,309,894	2,312,196	304,111
Fidelity® VIP Freedom 2050 Division	639,874	14,146,884	4,100,230	1,221,565
Fidelity® VIP Freedom 2055 Division	76,717	993,388	723,799	21,185
Fidelity® VIP Freedom 2060 Division	82,620	1,087,499	753,279	60,808
Fidelity® VIP FundsManager 50% Division	11,787,475	139,726,056	3,453,600	41,944,945
Fidelity® VIP FundsManager 60% Division	14,019,011	142,187,929	3,030,217	37,213,288
Fidelity® VIP Government Money Market Division	4,101,609	4,101,609	987,273	729,053
Fidelity® VIP Growth Division	1,393,576	100,691,439	30,335,787	20,614,970
Fidelity® VIP Investment Grade Bond Division	455,218	5,737,310	647,355	1,501,364
Fidelity® VIP Mid Cap Division	1,846	60,996	13,615	247,677
FTVIPT Templeton Developing Markets VIP Division	—	—	6	38,339
FTVIPT Templeton Foreign VIP Division	203	2,719	840	25
Janus Henderson Enterprise Division	322	21,104	1,361	35,066

(a)  For the period January 1, 2024 to November 22, 2024.

(b)  For the period January 1, 2024 to December 6, 2024.

(c)  For the period January 1, 2024 to March 1, 2024.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENT OF INVESTMENTS — (Concluded)

	As of December 31, 2024		For the year ended December 31, 2024
	Shares	Cost ($)	Cost of Purchases ($)		Proceeds from Sales ($)
LMPVET ClearBridge Variable Appreciation Division	372	16,136	2,516		43,108
LMPVET ClearBridge Variable Dividend Strategy Division	3,104	58,836	9,112		36,407
LMPVET ClearBridge Variable Large Cap Growth Division	5,527	158,744	36,032		299,934
LMPVET ClearBridge Variable Small Cap Growth Division	812	22,398	2,315		14,773
LMPVIT Western Asset Core Plus Division	—	—	—		354
Macquarie VIP Small Cap Value Division	12	419	71		468
Morgan Stanley VIF Global Infrastructure Division	—	—	3,153	(b)	54,688	(b)
PIMCO VIT CommodityRealReturn® Strategy Division	1,012	7,714	393		70,660
PIMCO VIT Dynamic Bond Division	771	7,595	647		4,248
PIMCO VIT Emerging Markets Bond Division	1,073	13,126	1,148		3,504
TAP 1919 Variable Socially Responsive Balanced Division	—	—	4,944	(c)	10,183	(c)

(a)  For the period January 1, 2024 to November 22, 2024.

(b)  For the period January 1, 2024 to December 6, 2024.

(c)  For the period January 1, 2024 to March 1, 2024.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2024 and 2023:

	American Funds® Global Growth Division		American Funds® Global Small Capitalization Division		American Funds® Growth Division
	2024	2023	2024	2023	2024*	2023*
Units beginning of year	19,413	20,927	5,714,594	6,302,361	7,921,439	1,852,516
Units issued and transferred from other funding options	2,070	1,491	288,276	2,797,106	6,266,595	12,356,035
Units redeemed and transferred to other funding options	(15,197)	(3,005)	(1,024,754)	(3,384,873)	(2,188,324)	(6,287,112)
Units end of year	6,286	19,413	4,978,116	5,714,594	11,999,710	7,921,439
	BHFTI Allspring Mid Cap Value Division		BHFTI American Funds® Balanced Allocation Division		BHFTI American Funds® Growth Allocation Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,221	3,075	28,469,783	32,015,131	16,838,814	18,373,647
Units issued and transferred from other funding options	6	90	1,088,275	4,676,021	1,019,062	5,145,159
Units redeemed and transferred to other funding options	(323)	(1,944)	(5,448,576)	(8,221,369)	(2,901,337)	(6,679,992)
Units end of year	904	1,221	24,109,482	28,469,783	14,956,539	16,838,814
	BHFTI BlackRock High Yield Division		BHFTI Brighthouse Asset Allocation 100 Division		BHFTI Brighthouse Balanced Plus Division
	2024	2023	2024	2023	2024 (a)	2023
Units beginning of year	27,747	27,293	6,907,156	7,535,971	125,158,723	143,748,307
Units issued and transferred from other funding options	2,417	4,335	305,707	4,861,263	1,750,287	2,838,549
Units redeemed and transferred to other funding options	(3,353)	(3,881)	(1,336,975)	(5,490,078)	(126,909,010)	(21,428,133)
Units end of year	26,811	27,747	5,875,888	6,907,156	—	125,158,723

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the years ended December 31, 2023 or 2024. There was no impact to the net assets of the Division.

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

	American Funds® Growth-Income Division		American Funds® The Bond Fund of America Division		BHFTI AB Global Dynamic Allocation Division
	2024	2023	2024	2023	2024 (a)	2023
Units beginning of year	1,745,090	2,009,212	3,493,061	3,563,015	51,951,131	59,399,619
Units issued and transferred from other funding options	57,475	833,057	582,887	1,786,600	726,427	841,266
Units redeemed and transferred to other funding options	(360,812)	(1,097,179)	(785,326)	(1,856,554)	(52,677,558)	(8,289,754)
Units end of year	1,441,753	1,745,090	3,290,622	3,493,061	—	51,951,131
	BHFTI American Funds® Growth Division		BHFTI American Funds® Moderate Allocation Division		BHFTI BlackRock Global Tactical Strategies Division
	2024	2023	2024	2023	2024 (a)	2023
Units beginning of year	5,965,146	7,287,992	28,912,004	33,094,562	68,287,674	77,906,238
Units issued and transferred from other funding options	360,145	396,370	669,575	4,149,722	1,097,808	1,519,473
Units redeemed and transferred to other funding options	(1,768,724)	(1,719,216)	(4,986,137)	(8,332,280)	(69,385,482)	(11,138,037)
Units end of year	4,556,567	5,965,146	24,595,442	28,912,004	—	68,287,674
	BHFTI Brighthouse Small Cap Value Division		BHFTI Brighthouse/ Eaton Vance Floating Rate Division		BHFTI Brighthouse/Franklin Low Duration Total Return Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	388,484	416,977	1,158,221	1,425,110	5,235,711	5,611,805
Units issued and transferred from other funding options	25,481	443,103	132,101	201,614	1,166,766	1,905,068
Units redeemed and transferred to other funding options	(67,310)	(471,596)	(329,618)	(468,503)	(1,690,994)	(2,281,162)
Units end of year	346,655	388,484	960,704	1,158,221	4,711,483	5,235,711

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTI Brighthouse/Templeton International Bond Division		BHFTI Brighthouse/Wellington Large Cap Research Division		BHFTI CBRE Global Real Estate Division
	2024	2023	2024	2023*	2024	2023
Units beginning of year	307,662	331,156	5,793,535	6,374,312	5,617,787	6,127,028
Units issued and transferred from other funding options	53,810	36,166	2,246,233	5,259,653	489,034	2,734,027
Units redeemed and transferred to other funding options	(59,693)	(59,660)	(2,925,303)	(5,840,430)	(1,292,614)	(3,243,268)
Units end of year	301,779	307,662	5,114,465	5,793,535	4,814,207	5,617,787
	BHFTI Invesco Global Equity Division		BHFTI Invesco Small Cap Growth Division		BHFTI JPMorgan Core Bond Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	11,346,099	12,284,432	957,675	1,052,061	4,494,796	4,617,391
Units issued and transferred from other funding options	1,093,305	10,640,261	90,814	528,226	1,157,820	835,773
Units redeemed and transferred to other funding options	(2,347,069)	(11,578,594)	(237,833)	(622,612)	(1,194,590)	(958,368)
Units end of year	10,092,335	11,346,099	810,656	957,675	4,458,026	4,494,796
	BHFTI Loomis Sayles Growth Division		BHFTI MetLife Multi-Index Targeted Risk Division		BHFTI MFS® Research International Division
	2024*	2023*	2024	2023	2024	2023
Units beginning of year	10,120,720	12,622,181	336,941,033	385,763,197	5,827,431	6,523,996
Units issued and transferred from other funding options	317,557	2,887,135	2,842,898,159	15,897,103	336,424	2,886,106
Units redeemed and transferred to other funding options	(2,504,860)	(5,388,596)	(120,019,570)	(64,719,267)	(1,093,930)	(3,582,671)
Units end of year	7,933,417	10,120,720	3,059,819,622	336,941,033	5,069,925	5,827,431

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the years ended December 31, 2023 or 2024. There was no impact to the net assets of the Division.

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

	BHFTI Harris Oakmark International Division		BHFTI Invesco Balanced-Risk Allocation Division		BHFTI Invesco Comstock Division
	2024	2023	2024 (a)	2023	2024	2023
Units beginning of year	8,693,352	9,977,513	221,272,756	255,386,549	3,875	4,010
Units issued and transferred from other funding options	906,123	4,037,421	12,847,555	14,295,589	52	8
Units redeemed and transferred to other funding options	(1,898,218)	(5,321,582)	(234,120,311)	(48,409,382)	(391)	(143)
Units end of year	7,701,257	8,693,352	—	221,272,756	3,536	3,875
	BHFTI JPMorgan Global Active Allocation Division		BHFTI JPMorgan Small Cap Value Division		BHFTI Loomis Sayles Global Allocation Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	303,572,056	351,192,454	464,659	512,320	2,643,286	3,039,436
Units issued and transferred from other funding options	13,167,690	11,874,733	33,329	67,303	154,206	982,097
Units redeemed and transferred to other funding options	(57,410,530)	(59,495,131)	(144,775)	(114,964)	(551,605)	(1,378,247)
Units end of year	259,329,216	303,572,056	353,213	464,659	2,245,887	2,643,286
	BHFTI Morgan Stanley Discovery Division		BHFTI PanAgora Global Diversified Risk Division		BHFTI PIMCO Inflation Protected Bond Division
	2024	2023	2024 (a)	2023	2024	2023
Units beginning of year	7,797,125	8,637,553	512,762,728	580,490,601	14,735,632	16,020,300
Units issued and transferred from other funding options	423,013	7,453,271	11,019,136	18,601,459	1,691,756	4,425,349
Units redeemed and transferred to other funding options	(1,670,548)	(8,293,699)	(523,781,864)	(86,329,332)	(3,274,229)	(5,710,017)
Units end of year	6,549,590	7,797,125	—	512,762,728	13,153,159	14,735,632

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTI PIMCO Total Return Division		BHFTI Schroders Global Multi-Asset Division		BHFTI SSGA Emerging Markets Enhanced Index II Division
	2024	2023	2024 (a)	2023	2024	2023
Units beginning of year	26,494,250	28,080,302	286,190,570	332,465,034	2,548,042	2,809,473
Units issued and transferred from other funding options	3,025,996	8,335,255	12,850,565	8,983,116	195,600	266,949
Units redeemed and transferred to other funding options	(5,177,268)	(9,921,307)	(299,041,135)	(55,257,580)	(609,216)	(528,380)
Units end of year	24,342,978	26,494,250	—	286,190,570	2,134,426	2,548,042
	BHFTI T. Rowe Price Mid Cap Growth Division		BHFTI TCW Core Fixed Income Division		BHFTI Victory Sycamore Mid Cap Value Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	9,673,336	10,811,320	1,492	1,631	4,802,408	5,395,821
Units issued and transferred from other funding options	585,793	5,109,237	29,275	—	168,221	2,583,600
Units redeemed and transferred to other funding options	(2,172,132)	(6,247,221)	(120)	(139)	(913,358)	(3,177,013)
Units end of year	8,086,997	9,673,336	30,647	1,492	4,057,271	4,802,408
	BHFTII BlackRock Capital Appreciation Division		BHFTII BlackRock Ultra-Short Term Bond Division		BHFTII Brighthouse Asset Allocation 20 Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,677,187	3,012,995	2,937,166	2,429,057	10,894,604	12,946,063
Units issued and transferred from other funding options	264,910	896,475	432,609	1,347,206	350,561	2,104,707
Units redeemed and transferred to other funding options	(538,348)	(1,232,283)	(656,154)	(839,097)	(2,424,963)	(4,156,166)
Units end of year	2,403,749	2,677,187	2,713,621	2,937,166	8,820,202	10,894,604

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the years ended December 31, 2023 or 2024. There was no impact to the net assets of the Division.

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

	BHFTI SSGA Growth and Income ETF Division		BHFTI SSGA Growth ETF Division		BHFTI T. Rowe Price Large Cap Value Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	20,485,034	23,115,501	4,333,992	4,809,272	12,023	12,282
Units issued and transferred from other funding options	297,185	1,790,902	122,946	1,413,108	317	734
Units redeemed and transferred to other funding options	(3,989,699)	(4,421,369)	(876,601)	(1,888,388)	(9,155)	(993)
Units end of year	16,792,520	20,485,034	3,580,337	4,333,992	3,185	12,023
	BHFTI Western Asset Management Government Income Division		BHFTII Baillie Gifford International Stock Division		BHFTII BlackRock Bond Income Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	21,014,931	24,291,400	4,372,773	4,831,928	5,129,587	5,558,204
Units issued and transferred from other funding options	1,910,222	1,977,842	201,827	2,589,736	516,426	2,611,580
Units redeemed and transferred to other funding options	(4,986,565)	(5,254,311)	(721,680)	(3,048,891)	(968,743)	(3,040,197)
Units end of year	17,938,588	21,014,931	3,852,920	4,372,773	4,677,270	5,129,587
	BHFTII Brighthouse Asset Allocation 40 Division		BHFTII Brighthouse Asset Allocation 60 Division		BHFTII Brighthouse Asset Allocation 80 Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	28,986,492	33,365,258	94,234,243	107,112,668	50,745,062	56,005,775
Units issued and transferred from other funding options	455,930	5,614,986	1,336,237	19,322,233	1,095,031	19,490,541
Units redeemed and transferred to other funding options	(5,012,415)	(9,993,752)	(15,702,117)	(32,200,658)	(7,290,416)	(24,751,254)
Units end of year	24,430,007	28,986,492	79,868,363	94,234,243	44,549,677	50,745,062

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTII Brighthouse/Artisan Mid Cap Value Division		BHFTII Brighthouse/ Dimensional International Small Company Division		BHFTII Brighthouse/ Wellington Balanced Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	2,419,532	2,714,978	159,672	192,986	5,706,953	6,409,020
Units issued and transferred from other funding options	86,363	1,063,927	11,627	14,567	166,820	5,298,370
Units redeemed and transferred to other funding options	(438,625)	(1,359,373)	(40,467)	(47,881)	(849,450)	(6,000,437)
Units end of year	2,067,270	2,419,532	130,832	159,672	5,024,323	5,706,953
	BHFTII Loomis Sayles Small Cap Core Division		BHFTII Loomis Sayles Small Cap Growth Division		BHFTII MetLife Aggregate Bond Index Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,944,511	2,155,234	1,360,460	1,483,796	40,392,915	42,623,860
Units issued and transferred from other funding options	68,998	573,127	77,257	907,127	5,496,780	16,473,553
Units redeemed and transferred to other funding options	(378,280)	(783,850)	(285,873)	(1,030,463)	(7,799,492)	(18,704,498)
Units end of year	1,635,229	1,944,511	1,151,844	1,360,460	38,090,203	40,392,915
	BHFTII MetLife Stock Index Division		BHFTII MFS® Total Return Division		BHFTII MFS® Value Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	18,189,285	20,639,211	1,852,819	2,070,995	34,010,452	37,064,337
Units issued and transferred from other funding options	663,985	13,788,312	101,547	961,391	1,900,720	30,207,688
Units redeemed and transferred to other funding options	(3,340,781)	(16,238,238)	(424,716)	(1,179,567)	(6,943,752)	(33,261,573)
Units end of year	15,512,489	18,189,285	1,529,650	1,852,819	28,967,420	34,010,452

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the years ended December 31, 2023 or 2024. There was no impact to the net assets of the Division.

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Division		BHFTII Frontier Mid Cap Growth Division		BHFTII Jennison Growth Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	4,969,377	5,504,979	3,763,868	4,128,328	7,256,255	8,359,946
Units issued and transferred from other funding options	157,210	1,720,491	88,122	3,634,989	1,150,903	3,982,243
Units redeemed and transferred to other funding options	(890,660)	(2,256,093)	(573,101)	(3,999,449)	(1,893,134)	(5,085,934)
Units end of year	4,235,927	4,969,377	3,278,889	3,763,868	6,514,024	7,256,255
	BHFTII MetLife Mid Cap Stock Index Division		BHFTII MetLife MSCI EAFE® Index Division		BHFTII MetLife Russell 2000® Index Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	8,008,217	8,811,906	18,278,639	20,653,524	5,849,970	6,322,259
Units issued and transferred from other funding options	497,319	4,669,919	1,688,788	9,453,281	470,424	3,909,865
Units redeemed and transferred to other funding options	(1,650,017)	(5,473,608)	(3,155,074)	(11,828,166)	(1,262,436)	(4,382,154)
Units end of year	6,855,519	8,008,217	16,812,353	18,278,639	5,057,958	5,849,970
	BHFTII Neuberger Berman Genesis Division		BHFTII T. Rowe Price Large Cap Growth Division		BHFTII T. Rowe Price Small Cap Growth Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	4,861,832	5,363,916	9,457,440	10,967,997	5,421,726	5,959,999
Units issued and transferred from other funding options	186,942	2,936,221	678,137	5,662,018	333,086	4,119,880
Units redeemed and transferred to other funding options	(844,736)	(3,438,305)	(2,222,955)	(7,172,575)	(1,175,736)	(4,658,153)
Units end of year	4,204,038	4,861,832	7,912,622	9,457,440	4,579,076	5,421,726

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	BHFTII VanEck Global Natural Resources Division		BHFTII Western Asset Management Strategic Bond Opportunities Division		BHFTII Western Asset Management U.S. Government Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	1,274,717	1,245,433	8,168,008	9,126,574	5,288,107	5,660,639
Units issued and transferred from other funding options	220,347	296,588	860,135	3,152,255	840,630	2,262,315
Units redeemed and transferred to other funding options	(361,283)	(267,304)	(1,572,391)	(4,110,821)	(1,355,574)	(2,634,847)
Units end of year	1,133,781	1,274,717	7,455,752	8,168,008	4,773,163	5,288,107
	Fidelity® VIP Contrafund® Division		Fidelity® VIP Equity-Income Division		Fidelity® VIP Freedom 2020 Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	37,005	52,746	1,013,494	1,130,142	136,824	178,252
Units issued and transferred from other funding options	1,461	1,027	24,162	631,751	54,546	173,753
Units redeemed and transferred to other funding options	(28,063)	(16,768)	(166,135)	(748,399)	(67,447)	(215,181)
Units end of year	10,403	37,005	871,521	1,013,494	123,923	136,824
	Fidelity® VIP Freedom 2040 Division		Fidelity® VIP Freedom 2045 Division		Fidelity® VIP Freedom 2050 Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	145,453	97,979	132,855	98,313	274,477	213,772
Units issued and transferred from other funding options	66,234	169,023	48,894	164,805	89,651	343,227
Units redeemed and transferred to other funding options	(20,675)	(121,549)	(9,096)	(130,263)	(33,734)	(282,522)
Units end of year	191,012	145,453	172,653	132,855	330,394	274,477

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the years ended December 31, 2023 or 2024. There was no impact to the net assets of the Division.

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

	BlackRock Global Allocation V.I. Division		Calvert VP SRI Balanced Division		Calvert VP SRI Mid Cap Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	604	637	747,583	812,083	70,591	79,527
Units issued and transferred from other funding options	2	5	40,131	877,478	3,451	85,646
Units redeemed and transferred to other funding options	(38)	(38)	(98,954)	(941,978)	(10,022)	(94,582)
Units end of year	568	604	688,760	747,583	64,020	70,591
	Fidelity® VIP Freedom 2025 Division		Fidelity® VIP Freedom 2030 Division		Fidelity® VIP Freedom 2035 Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	210,314	269,214	312,993	265,213	209,345	157,298
Units issued and transferred from other funding options	99,889	296,449	118,977	436,325	75,701	241,022
Units redeemed and transferred to other funding options	(111,596)	(355,349)	(82,129)	(388,545)	(28,039)	(188,975)
Units end of year	198,607	210,314	349,841	312,993	257,007	209,345
	Fidelity® VIP Freedom 2055 Division		Fidelity® VIP Freedom 2060 Division		Fidelity® VIP FundsManager 50% Division
	2024	2023 (b)	2024	2023 (b)	2024	2023
Units beginning of year	281,250	—	361,576	—	9,449,013	11,378,214
Units issued and transferred from other funding options	602,474	324,660	612,484	370,996	58,815	11,756
Units redeemed and transferred to other funding options	(23,387)	(43,410)	(58,455)	(9,420)	(2,102,103)	(1,940,957)
Units end of year	860,337	281,250	915,605	361,576	7,405,725	9,449,013

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2024 and 2023:

	Fidelity® VIP FundsManager 60% Division		Fidelity® VIP Government Money Market Division		Fidelity® VIP Growth Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	9,190,753	10,734,842	228,222	253,220	514,347	563,124
Units issued and transferred from other funding options	12,259	44,108	48,658	510,432	15,381	785,747
Units redeemed and transferred to other funding options	(1,778,838)	(1,588,197)	(42,934)	(535,430)	(80,057)	(834,524)
Units end of year	7,424,174	9,190,753	233,946	228,222	449,671	514,347
	FTVIPT Templeton Foreign VIP Division		Janus Henderson Enterprise Division		LMPVET ClearBridge Variable Appreciation Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	441	262	3,154	4,078	4,368	4,454
Units issued and transferred from other funding options	161	179	139	986	—	87
Units redeemed and transferred to other funding options	—	—	(2,062)	(1,910)	(2,912)	(173)
Units end of year	602	441	1,231	3,154	1,456	4,368
	LMPVIT Western Asset Core Plus Division		Macquarie VIP Small Cap Value Division		Morgan Stanley VIF Global Infrastructure Division
	2024	2023	2024	2023	2024 (c)	2023
Units beginning of year	108	108	448	448	2,939	3,594
Units issued and transferred from other funding options	—	—	—	—	139	522
Units redeemed and transferred to other funding options	(108)	—	(225)	—	(3,078)	(1,177)
Units end of year	—	108	223	448	—	2,939

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the years ended December 31, 2023 or 2024. There was no impact to the net assets of the Division.

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

	Fidelity® VIP Investment Grade Bond Division		Fidelity® VIP Mid Cap Division		FTVIPT Templeton Developing Markets VIP Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	164,301	206,147	23,535	41,057	20,276	20,276
Units issued and transferred from other funding options	16,346	268,102	65	165	—	—
Units redeemed and transferred to other funding options	(43,657)	(309,948)	(18,887)	(17,687)	(20,276)	—
Units end of year	136,990	164,301	4,713	23,535	—	20,276
	LMPVET ClearBridge Variable Dividend Strategy Division		LMPVET ClearBridge Variable Large Cap Growth Division		LMPVET ClearBridge Variable Small Cap Growth Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	35,214	36,359	61,104	61,685	5,797	5,200
Units issued and transferred from other funding options	561	1,378	3,120	3,201	271	819
Units redeemed and transferred to other funding options	(13,352)	(2,523)	(35,655)	(3,782)	(2,395)	(222)
Units end of year	22,423	35,214	28,569	61,104	3,673	5,797
	PIMCO VIT CommodityRealReturn® Strategy Division		PIMCO VIT Dynamic Bond Division		PIMCO VIT Emerging Markets Bond Division
	2024	2023	2024	2023	2024	2023
Units beginning of year	8,796	9,106	962	1,184	1,270	1,675
Units issued and transferred from other funding options	36	384	22	220	37	390
Units redeemed and transferred to other funding options	(8,203)	(694)	(375)	(442)	(305)	(795)
Units end of year	629	8,796	609	962	1,002	1,270

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2024 and 2023:

	TAP 1919 Variable Socially Responsive Balanced Division
	2024 (d)	2023
Units beginning of year	1,085	1,085
Units issued and transferred from other funding options	—	—
Units redeemed and transferred to other funding options	(1,085)	—
Units end of year	—	1,085

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the years ended December 31, 2023 or 2024. There was no impact to the net assets of the Division.

(a) For the period January 1, 2024 to November 22, 2024.

(b) For the period May 1, 2023 to December 31, 2023.

(c) For the period January 1, 2024 to December 6, 2024.

(d) For the period January 1, 2024 to March 1, 2024.

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, series, or portfolio, and total return ratios for the respective stated periods in the five years ended December 31, 2024:

			As of December 31			For the year ended December 31
			Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® Global	2024		6,286	10.64	66,908	0.91	0.90	12.66
Growth Division	2023		19,413	9.45	183,419	0.90	0.90	21.51
	2022		20,927	7.78	162,720	0.61	0.90	(25.41)
	2021		26,203	10.43	273,167	0.33	0.90	15.38
	2020		31,184	9.04	281,770	0.35	0.90	29.29
American Funds® Global	2024		4,978,116	5.33 - 66.90	270,498,374	1.06	0.50 - 2.50	(0.22) - 1.67
Small Capitalization Division	2023		5,714,594	5.30 - 65.87	308,247,050	0.26	0.50 - 2.50	5.15 - 15.42
	2022		6,302,361	4.63 - 57.13	297,344,865	—	0.50 - 2.50	(31.29) - (30.01)
	2021		6,543,370	6.68 - 81.70	443,145,956	—	0.50 - 2.50	4.10 - 6.05
	2020		7,379,440	6.36 - 77.12	474,942,195	0.17	0.50 - 2.50	26.51 - 28.88
American Funds® Growth	2024	*	11,999,710	5.01 - 1,148.61	1,132,348,673	0.33	0.50 - 2.35	28.55 - 30.63
Division	2023	*	7,921,439	3.87 - 880.99	1,037,944,764	0.36	0.50 - 2.35	11.94 - 37.45
	2022		1,852,516	2.84 - 692.89	873,280,583	0.31	0.50 - 2.35	(31.56) - (30.46)
	2021		1,983,543	4.12 - 996.38	1,359,475,833	0.21	0.50 - 2.35	19.16 - 21.08
	2020		2,243,998	3.43 - 822.93	1,297,004,971	0.32	0.50 - 2.35	48.54 - 50.94
American Funds®	2024		1,441,753	42.68 - 604.32	644,437,101	1.07	0.50 - 2.35	21.32 - 23.29
Growth-Income Division	2023		1,745,090	34.91 - 490.16	636,821,332	1.34	0.50 - 2.35	10.79 - 25.20
	2022		2,009,212	28.12 - 391.51	590,162,234	1.24	0.50 - 2.35	(18.43) - (17.12)
	2021		2,276,122	34.22 - 472.35	808,908,049	1.10	0.50 - 2.35	21.21 - 23.17
	2020		2,655,428	28.02 - 383.50	766,106,526	1.35	0.50 - 2.35	10.90 - 12.69
American Funds® The Bond	2024		3,290,622	1.04 - 22.73	59,305,850	4.08	0.50 - 2.15	(1.16) - 0.50
Fund of America Division	2023		3,493,061	1.05 - 22.62	63,085,209	3.44	0.50 - 2.10	2.76 - 4.88
	2022		3,563,015	1.01 - 21.68	62,514,765	2.81	0.50 - 2.10	(14.39) - (13.14)
	2021		4,106,274	1.17 - 24.96	83,591,263	1.40	0.50 - 2.10	(2.38) - (0.95)
	2020		4,240,005	1.19 - 25.20	87,818,399	2.17	0.50 - 2.10	7.45 - 9.02
BHFTI AB Global Dynamic	2024		—	14.23 - 16.19	—	1.27	1.15 - 2.10	7.42 - 8.34
Allocation Division	2023		51,951,131	13.25 - 15.04	769,436,900	2.82	1.10 - 2.10	9.33 - 10.42
(Closed 11/22/2024)	2022		59,399,619	12.12 - 13.62	797,530,989	4.28	1.10 - 2.10	(22.08) - (21.30)
	2021		67,331,765	15.55 - 17.30	1,149,682,505	0.22	1.10 - 2.10	7.01 - 8.08
	2020		78,219,417	14.53 - 16.01	1,236,443,892	1.77	1.10 - 2.10	3.88 - 4.92
BHFTI Allspring Mid Cap	2024		904	44.05 - 46.39	40,212	1.12	1.10 - 1.35	10.35 - 10.62
Value Division	2023		1,221	38.01 - 41.94	49,531	1.27	1.10 - 1.60	7.29 - 7.83
	2022		3,075	35.42 - 38.89	114,557	0.49	1.10 - 1.60	(6.47) - (6.00)
	2021		6,264	37.87 - 41.38	248,627	0.63	1.10 - 1.60	26.90 - 27.54
	2020		7,353	29.85 - 32.44	229,968	0.89	1.10 - 1.60	1.08 - 1.59
BHFTI American Funds®	2024		24,109,482	2.34 - 27.16	559,787,339	1.66	0.50 - 2.10	9.26 - 11.34
Balanced Allocation	2023		28,469,783	2.12 - 24.39	600,346,077	2.31	0.50 - 2.10	6.69 - 15.97
Division	2022		32,015,131	1.84 - 21.03	587,177,966	1.41	0.50 - 2.10	(18.49) - (17.07)
	2021		35,523,223	2.24 - 25.36	792,659,669	1.18	0.50 - 2.10	9.81 - 11.82
	2020		40,375,709	2.03 - 22.68	813,811,656	1.72	0.50 - 2.10	13.16 - 15.09

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI American Funds®	2024	14,956,539	2.72 - 30.80	404,325,853	1.20	0.50 - 2.15	12.11 - 14.00
Growth Allocation Division	2023	16,838,814	2.40 - 27.02	401,931,668	2.07	0.50 - 2.15	7.86 - 19.68
	2022	18,373,647	2.02 - 22.58	369,378,870	1.07	0.50 - 2.15	(20.25) - (18.93)
	2021	20,115,537	2.51 - 27.85	502,935,505	0.81	0.50 - 2.15	13.44 - 15.33
	2020	21,672,182	2.20 - 24.15	473,694,389	1.56	0.50 - 2.15	14.43 - 16.34
BHFTI American Funds®	2024	4,556,567	5.62 - 57.65	249,271,638	0.03	0.95 - 2.25	28.28 - 29.98
Growth Division	2023	5,965,146	4.33 - 44.35	251,346,531	1.57	0.95 - 2.25	34.93 - 36.69
	2022	7,287,992	3.17 - 32.45	225,213,085	0.55	0.95 - 2.25	(31.71) - (30.82)
	2021	7,703,185	4.59 - 46.90	344,916,945	—	0.95 - 2.25	18.92 - 20.47
	2020	10,039,904	3.82 - 38.93	374,416,489	0.84	0.95 - 2.25	48.25 - 50.20
BHFTI American Funds®	2024	24,595,442	2.01 - 22.73	492,624,677	2.14	0.50 - 2.10	6.83 - 8.57
Moderate Allocation	2023	28,912,004	1.86 - 20.93	537,459,449	2.62	0.50 - 2.10	5.60 - 12.35
Division	2022	33,094,562	1.67 - 18.63	551,584,025	1.73	0.50 - 2.10	(16.40) - (15.05)
	2021	37,338,886	2.08 - 21.93	738,578,220	1.54	0.50 - 2.10	7.36 - 9.09
	2020	42,632,501	1.91 - 20.11	778,574,010	1.89	0.50 - 2.10	10.64 - 12.43
BHFTI BlackRock Global	2024	—	13.85 - 15.87	—	1.50	1.10 - 2.10	5.36 - 6.31
Tactical Strategies Division	2023	68,287,674	13.15 - 14.92	1,003,452,900	3.22	1.10 - 2.10	10.97 - 12.08
(Closed 11/22/2024)	2022	77,906,238	11.85 - 13.32	1,022,437,228	2.31	1.10 - 2.10	(20.57) - (19.77)
	2021	88,958,635	14.92 - 16.60	1,456,631,240	1.36	1.10 - 2.10	7.51 - 8.59
	2020	103,549,645	13.87 - 15.28	1,562,480,869	1.58	1.10 - 2.10	2.14 - 3.17
BHFTI BlackRock High Yield	2024	26,811	4.33 - 40.81	217,164	5.95	0.90 - 1.60	6.45 - 7.44
Division	2023	27,747	4.04 - 38.15	219,520	5.51	0.90 - 1.60	11.28 - 12.40
	2022	27,293	3.60 - 34.11	225,153	5.30	0.90 - 1.60	(11.75) - (10.97)
	2021	37,764	4.05 - 38.46	374,224	4.04	0.90 - 1.60	3.51 - 4.59
	2020	48,501	3.89 - 36.97	449,845	5.34	0.90 - 1.60	5.80 - 6.79
BHFTI Brighthouse Asset	2024	5,875,888	3.65 - 66.62	219,509,300	1.00	0.50 - 2.00	11.12 - 12.82
Allocation 100 Division	2023	6,907,156	3.25 - 59.42	227,412,659	2.83	0.50 - 2.00	7.38 - 20.21
	2022	7,535,971	2.71 - 49.73	208,742,838	1.45	0.50 - 2.00	(21.73) - (20.55)
	2021	7,902,518	3.43 - 62.92	278,055,934	1.20	0.50 - 2.00	15.79 - 17.54
	2020	8,453,543	2.93 - 53.89	254,598,524	1.26	0.50 - 2.00	16.55 - 18.32
BHFTI Brighthouse Balanced	2024	—	15.51 - 17.89	—	2.42	1.10 - 2.15	4.21 - 5.21
Plus Division	2023	125,158,723	14.89 - 17.00	2,094,600,250	3.18	1.10 - 2.15	6.92 - 8.05
(Closed 11/22/2024)	2022	143,748,307	13.92 - 15.74	2,228,950,822	2.44	1.10 - 2.15	(23.47) - (22.66)
	2021	164,181,154	18.19 - 20.35	3,294,483,428	2.32	1.10 - 2.15	5.26 - 6.37
	2020	189,208,847	17.28 - 19.13	3,572,331,763	2.35	1.10 - 2.15	10.12 - 11.29
BHFTI Brighthouse Small Cap	2024	346,655	5.02 - 54.96	16,190,408	1.27	0.50 - 1.55	6.43 - 7.56
Value Division	2023	388,484	4.69 - 51.10	16,962,134	1.00	0.50 - 1.55	12.20 - 13.38
	2022	416,977	4.15 - 45.07	16,182,500	0.61	0.50 - 1.55	(14.43) - (13.53)
	2021	449,964	4.82 - 52.11	20,325,098	0.83	0.50 - 1.55	29.74 - 31.11
	2020	492,592	3.69 - 39.75	17,064,278	1.34	0.50 - 1.55	(2.11) - (1.07)
BHFTI Brighthouse/Eaton	2024	960,704	13.18 - 15.04	13,955,356	8.70	1.10 - 2.00	5.55 - 6.51
Vance Floating Rate	2023	1,158,221	12.49 - 14.12	15,822,033	5.46	1.10 - 2.00	8.60 - 9.58
Division	2022	1,425,110	11.50 - 12.89	17,729,471	3.52	1.10 - 2.00	(3.55) - (2.68)
	2021	1,540,034	11.92 - 13.24	19,666,389	3.17	1.10 - 2.00	1.45 - 2.37
	2020	1,594,088	11.75 - 12.94	19,938,279	4.67	1.10 - 2.00	0.04 - 0.94

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

			As of December 31			For the year ended December 31
			Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Brighthouse/Franklin	2024		4,711,483	9.23 - 11.57	49,184,950	3.97	0.50 - 2.15	2.45 - 4.17
Low Duration Total Return	2023		5,235,711	9.01 - 11.11	52,865,324	3.46	0.50 - 2.15	2.85 - 5.07
Division	2022		5,611,805	8.87 - 10.57	54,277,970	2.72	0.50 - 2.00	(6.62) - (5.21)
	2021		6,579,388	9.50 - 11.15	67,677,469	1.86	0.50 - 2.00	(1.70) - (0.22)
	2020		6,584,220	9.66 - 11.17	68,394,975	3.39	0.50 - 2.00	0.10 - 1.61
BHFTI Brighthouse/Templeton	2024		301,779	8.60 - 9.68	2,798,530	—	0.95 - 1.70	(12.98) - (12.32)
International Bond Division	2023		307,662	9.89 - 11.04	3,262,095	—	0.95 - 1.70	1.77 - 2.53
	2022		331,156	9.72 - 10.77	3,433,306	—	0.95 - 1.70	(6.24) - (5.53)
	2021		414,855	10.36 - 11.40	4,563,951	—	0.95 - 1.70	(6.61) - (5.91)
	2020		421,632	10.71 - 12.11	4,944,012	6.25	0.95 - 2.00	(7.78) - (6.80)
BHFTI	2024		5,114,465	4.94 - 418.10	764,332,268	0.59	0.00 - 2.30	18.16 - 21.78
Brighthouse/Wellington	2023	*	5,793,535	4.10 - 346.11	716,711,558	0.80	0.00 - 2.30	9.66 - 25.84
Large Cap Research	2022		6,374,312	3.30 - 697.93	644,887,319	0.70	0.00 - 2.50	(21.14) - (18.96)
Division	2021		7,052,462	4.12 - 861.21	889,105,237	0.84	0.00 - 2.50	21.13 - 24.48
	2020		7,965,776	3.34 - 691.83	805,727,887	1.11	0.00 - 2.50	19.31 - 22.37
BHFTI CBRE Global Real	2024		4,814,207	2.47 - 26.81	109,649,424	3.48	0.50 - 2.25	(1.85) - 0.00
Estate Division	2023		5,617,787	2.48 - 26.84	128,621,436	2.49	0.50 - 2.25	10.23 - 12.24
	2022		6,127,028	2.22 - 23.93	126,167,563	4.12	0.50 - 2.25	(26.66) - (25.20)
	2021		6,612,118	2.99 - 32.07	183,528,774	2.89	0.50 - 2.25	31.43 - 33.83
	2020		7,956,916	2.24 - 23.97	166,520,792	4.52	0.50 - 2.25	(7.14) - (5.40)
BHFTI Harris Oakmark	2024		7,701,257	3.17 - 38.01	243,768,094	2.17	0.50 - 2.10	(6.96) - (5.44)
International Division	2023		8,693,352	3.36 - 40.20	292,864,684	1.94	0.50 - 2.25	1.08 - 18.36
	2022		9,977,513	2.85 - 33.96	286,002,102	2.20	0.50 - 2.25	(17.87) - (16.42)
	2021		11,034,401	3.43 - 40.64	379,548,585	0.65	0.50 - 2.25	6.03 - 7.96
	2020		13,069,949	3.19 - 37.66	418,249,872	3.30	0.50 - 2.25	2.77 - 4.68
BHFTI Invesco Balanced-Risk	2024		—	1.33 - 1.48	—	1.48	1.15 - 2.00	3.17 - 3.97
Allocation Division	2023		221,272,756	1.29 - 1.42	311,960,017	3.32	1.15 - 2.00	4.34 - 5.22
(Closed 11/22/2024)	2022		255,386,549	1.23 - 1.35	342,320,387	6.17	1.15 - 2.00	(14.14) - (13.41)
	2021		271,882,939	1.44 - 1.56	420,943,457	3.04	1.15 - 2.00	7.52 - 8.44
	2020		305,812,256	1.34 - 1.44	436,657,575	5.45	1.15 - 2.00	7.95 - 8.87
BHFTI Invesco Comstock	2024		3,536	2.57 - 36.20	15,566	1.56	0.90 - 1.35	13.18 - 13.69
Division	2023		3,875	2.26 - 31.99	15,663	1.94	0.90 - 1.35	10.71 - 11.21
	2022		4,010	2.03 - 30.20	14,227	1.77	0.90 - 1.35	(0.71) - (0.26)
	2021		4,394	2.04 - 30.34	17,943	1.03	0.90 - 1.35	31.40 - 31.99
	2020		6,488	1.54 - 23.03	54,656	2.16	0.90 - 1.35	(1.84) - (1.40)
BHFTI Invesco Global Equity	2024		10,092,335	2.38 - 68.93	213,090,948	0.16	0.50 - 2.15	13.72 - 15.66
Division	2023		11,346,099	2.13 - 76.99	211,964,050	0.24	0.00 - 2.15	9.56 - 34.99
	2022		12,284,432	1.60 - 57.03	183,035,203	—	0.00 - 2.15	(33.26) - (31.70)
	2021		12,898,558	2.36 - 66.07	286,660,569	0.06	0.50 - 2.25	12.90 - 15.01
	2020		13,483,627	2.07 - 57.62	281,517,566	0.77	0.50 - 2.15	24.93 - 27.09
BHFTI Invesco Small Cap	2024		810,656	5.14 - 62.66	41,967,637	—	0.50 - 2.25	13.72 - 15.75
Growth Division	2023		957,675	4.48 - 54.14	43,157,321	—	0.50 - 2.25	4.74 - 11.34
	2022		1,052,061	4.06 - 48.62	42,465,874	—	0.50 - 2.25	(36.59) - (35.47)
	2021		1,160,106	6.34 - 75.35	73,101,402	—	0.50 - 2.25	4.55 - 6.40
	2020		1,205,933	6.01 - 70.81	71,253,289	—	0.50 - 2.15	53.58 - 55.98

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

			As of December 31			For the year ended December 31
			Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI JPMorgan Core Bond	2024		4,458,026	9.97 - 11.52	50,395,736	3.18	1.10 - 2.00	0.01 - 0.92
Division	2023		4,494,796	9.91 - 11.42	50,347,571	2.80	1.10 - 2.00	3.63 - 4.56
	2022		4,617,391	9.50 - 10.93	49,423,341	2.45	1.10 - 2.00	(14.59) - (13.82)
	2021		5,727,534	11.05 - 12.69	71,214,221	2.31	1.10 - 2.00	(3.41) - (2.54)
	2020		5,908,327	11.14 - 13.02	75,426,695	3.23	1.10 - 2.00	5.75 - 6.71
BHFTI JPMorgan Global	2024		259,329,216	1.49 - 15.93	433,655,916	0.93	1.15 - 2.15	3.03 - 4.07
Active Allocation Division	2023		303,572,056	1.47 - 16.31	487,968,893	1.74	1.10 - 2.00	8.32 - 9.30
	2022		351,192,454	1.35 - 14.92	516,956,283	2.48	1.10 - 2.05	(19.22) - (18.45)
	2021		402,997,702	1.67 - 18.29	727,927,972	0.49	1.10 - 2.05	7.41 - 8.44
	2020		462,254,239	1.55 - 16.87	770,639,003	2.30	1.10 - 2.05	9.94 - 11.00
BHFTI JPMorgan Small Cap	2024		353,213	3.85 - 35.30	12,012,498	1.53	0.90 - 2.25	6.56 - 8.21
Value Division	2023		464,659	3.56 - 32.74	14,459,353	1.14	0.90 - 2.05	10.65 - 12.20
	2022		512,320	3.17 - 29.31	14,322,001	0.86	0.90 - 2.05	(15.25) - (13.99)
	2021		600,320	3.69 - 34.26	19,297,008	0.96	0.90 - 2.05	30.05 - 31.82
	2020		768,068	2.80 - 26.10	18,968,277	1.20	0.90 - 2.00	4.01 - 5.39
BHFTI Loomis Sayles Global	2024		2,245,887	2.83 - 34.39	71,846,571	0.85	0.50 - 2.05	10.00 - 11.73
Allocation Division	2023		2,643,286	2.55 - 30.96	76,304,013	—	0.50 - 2.05	8.98 - 21.60
	2022		3,039,436	2.11 - 25.62	72,766,561	—	0.50 - 2.00	(24.82) - (23.68)
	2021		3,349,302	2.79 - 33.77	105,733,405	0.83	0.50 - 2.00	12.00 - 13.69
	2020		3,759,111	2.47 - 29.88	105,220,386	0.69	0.50 - 2.00	12.51 - 14.21
BHFTI Loomis Sayles Growth	2024	*	7,933,417	3.02 - 954.74	404,918,874	—	0.50 - 2.15	11.91 - 52.51
Division	2023	*	10,120,720	3.21 - 716.12	384,789,586	—	0.50 - 2.25	9.14 - 51.09
	2022		12,622,181	2.14 - 494.57	315,672,632	—	0.50 - 2.25	(29.60) - (28.33)
	2021		13,754,696	3.01 - 690.34	480,887,272	0.03	0.50 - 2.25	15.64 - 17.89
	2020		16,516,881	2.57 - 586.63	486,587,823	0.65	0.50 - 2.25	29.28 - 31.68
BHFTI MetLife Multi-Index	2024		3,059,819,622	1.47 - 16.66	5,021,397,135	1.16	0.90 - 2.15	5.18 - 6.51
Targeted Risk Division	2023		336,941,033	1.40 - 15.67	520,854,431	2.29	0.90 - 2.10	11.46 - 12.81
	2022		385,763,197	1.26 - 13.92	530,165,527	1.80	0.90 - 2.10	(22.73) - (21.80)
	2021		439,723,634	1.63 - 17.83	774,902,087	1.76	0.90 - 2.10	7.44 - 8.73
	2020		511,620,263	1.51 - 16.43	831,657,042	2.19	0.90 - 2.10	4.34 - 5.60
BHFTI MFS® Research	2024		5,069,925	2.35 - 28.46	112,084,207	1.72	0.50 - 2.15	0.80 - 2.43
International Division	2023		5,827,431	2.31 - 27.78	125,706,164	1.57	0.50 - 2.15	2.58 - 12.26
	2022		6,523,996	2.08 - 24.75	125,419,892	1.89	0.50 - 2.15	(19.20) - (17.98)
	2021		7,162,727	2.56 - 30.18	168,979,566	1.01	0.50 - 2.15	9.42 - 11.16
	2020		8,036,159	2.32 - 27.15	172,621,221	2.31	0.50 - 2.15	10.65 - 12.45
BHFTI Morgan Stanley	2024		6,549,590	5.54 - 70.15	396,131,296	—	0.50 - 2.25	35.82 - 38.23
Discovery Division	2023		7,797,125	4.04 - 50.75	342,073,216	—	0.50 - 2.25	12.99 - 40.16
	2022		8,637,553	2.91 - 36.21	271,897,111	—	0.50 - 2.25	(63.36) - (62.71)
	2021		8,569,702	7.86 - 97.09	729,134,205	—	0.50 - 2.25	(12.77) - (11.22)
	2020		9,587,827	8.93 - 109.37	920,192,712	—	0.50 - 2.25	147.48 - 151.85
BHFTI PanAgora Global	2024		—	1.10 - 12.16	—	0.37	1.10 - 2.00	3.09 - 3.93
Diversified Risk Division	2023		512,762,728	1.06 - 11.70	588,144,274	7.73	1.10 - 2.00	2.64 - 3.57
(Closed 11/22/2024)	2022		580,490,601	1.04 - 11.29	643,605,338	16.96	1.10 - 2.00	(27.13) - (26.47)
	2021		61,606,271	1.42 - 1.52	92,948,445	—	1.15 - 2.00	4.29 - 5.18
	2020		67,636,602	1.36 - 1.44	97,068,610	3.14	1.15 - 2.00	9.63 - 10.57

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI PIMCO Inflation	2024	13,153,159	1.13 - 19.43	212,188,717	—	0.50 - 2.15	(0.07) - 1.86
Protected Bond Division	2023	14,735,632	1.12 - 19.08	235,419,293	2.12	0.50 - 2.15	1.18 - 3.07
	2022	16,020,300	1.09 - 18.51	250,254,578	6.26	0.50 - 2.15	(13.75) - (12.17)
	2021	18,836,529	1.24 - 21.07	337,008,189	0.73	0.50 - 2.15	3.18 - 4.93
	2020	19,226,114	1.18 - 20.08	330,502,638	2.68	0.50 - 2.15	9.16 - 11.13
BHFTI PIMCO Total Return	2024	24,342,978	1.81 - 22.17	446,155,901	2.92	0.50 - 2.25	0.13 - 2.06
Division	2023	26,494,250	1.79 - 21.75	479,885,083	2.93	0.50 - 2.25	3.42 - 5.54
	2022	28,080,302	1.71 - 20.61	485,365,597	2.96	0.50 - 2.25	(16.46) - (14.89)
	2021	32,619,518	2.03 - 24.24	667,326,755	1.84	0.50 - 2.25	(3.59) - (1.77)
	2020	34,236,760	2.09 - 24.71	715,365,209	3.69	0.50 - 2.25	6.09 - 8.12
BHFTI Schroders Global	2024	—	1.51 - 17.14	—	1.74	0.90 - 2.10	9.50 - 10.69
Multi-Asset Division	2023	286,190,570	1.38 - 15.51	436,505,327	1.90	0.90 - 2.10	12.64 - 13.99
(Closed 11/22/2024)	2022	332,465,034	1.22 - 13.63	446,173,171	1.40	0.90 - 2.10	(21.83) - (20.89)
	2021	381,747,388	1.56 - 17.27	649,441,142	0.32	0.90 - 2.10	9.11 - 10.42
	2020	455,182,622	1.43 - 15.67	703,341,582	1.77	0.90 - 2.10	(0.02) - 1.19
BHFTI SSGA Emerging	2024	2,134,426	1.29 - 12.22	24,353,112	1.49	0.90 - 2.25	1.49 - 3.10
Markets Enhanced Index II	2023	2,548,042	1.25 - 11.89	28,403,260	1.01	0.90 - 2.25	4.11 - 5.72
Division	2022	2,809,473	1.19 - 11.27	29,791,833	0.73	0.90 - 2.25	(27.46) - (26.24)
	2021	2,787,968	1.61 - 15.34	40,417,620	0.17	0.90 - 2.25	(7.18) - (5.66)
	2020	3,047,927	1.70 - 16.31	47,234,562	2.07	0.90 - 2.25	24.46 - 26.53
BHFTI SSGA Growth and	2024	16,792,520	20.44 - 27.29	405,743,022	2.39	0.60 - 2.10	8.48 - 10.13
Income ETF Division	2023	20,485,034	18.84 - 24.78	452,336,743	2.32	0.60 - 2.10	5.19 - 13.29
	2022	23,115,501	16.88 - 21.87	453,319,661	3.01	0.60 - 2.10	(17.13) - (15.88)
	2021	26,261,154	20.37 - 26.00	616,034,159	1.77	0.60 - 2.10	11.02 - 12.70
	2020	30,781,265	18.35 - 23.43	644,690,157	2.68	0.50 - 2.10	7.54 - 9.28
BHFTI SSGA Growth ETF	2024	3,580,337	22.61 - 30.77	95,901,177	2.07	0.50 - 2.10	10.36 - 12.16
Division	2023	4,333,992	20.48 - 27.43	104,238,016	1.88	0.50 - 2.10	5.54 - 15.18
	2022	4,809,272	18.07 - 23.82	101,146,274	2.77	0.50 - 2.10	(17.62) - (16.29)
	2021	5,267,322	21.93 - 28.45	133,226,796	1.45	0.50 - 2.10	15.16 - 17.02
	2020	6,011,201	19.05 - 24.32	130,804,692	2.42	0.50 - 2.10	8.44 - 10.20
BHFTI T. Rowe Price Large	2024	3,185	17.99 - 167.70	228,669	1.73	0.90 - 1.35	9.61 - 10.11
Cap Value Division	2023	12,023	16.34 - 152.61	450,574	1.86	0.90 - 1.60	7.91 - 8.66
	2022	12,282	15.03 - 140.73	469,865	1.87	0.90 - 1.60	(6.65) - (6.00)
	2021	25,963	15.99 - 150.00	731,476	1.81	0.90 - 1.60	23.98 - 24.85
	2020	28,681	12.81 - 120.39	685,939	3.00	0.90 - 1.60	1.23 - 1.95
BHFTI T. Rowe Price Mid Cap	2024	8,086,997	3.93 - 72.33	327,201,406	0.04	0.50 - 2.25	6.86 - 8.76
Growth Division	2023	9,673,336	3.65 - 66.63	361,476,588	—	0.50 - 2.25	7.99 - 19.25
	2022	10,811,320	3.09 - 56.00	340,891,490	—	0.50 - 2.25	(24.25) - (22.92)
	2021	12,061,669	4.04 - 72.79	496,061,829	—	0.50 - 2.25	12.42 - 14.41
	2020	13,981,484	3.56 - 63.81	505,414,544	0.08	0.50 - 2.25	21.15 - 23.30
BHFTI TCW Core Fixed	2024	30,647	9.76 - 9.90	299,128	4.99	1.20 - 1.35	(0.66) - (0.51)
Income Division	2023	1,492	9.82 - 9.95	14,806	2.81	1.20 - 1.35	4.19 - 4.35
	2022	1,631	9.42 - 9.53	15,515	0.91	1.20 - 1.35	(15.52) - (15.39)
	2021	4,056	11.16 - 11.27	45,391	1.34	1.20 - 1.35	(2.66) - (2.52)
	2020	4,573	11.46 - 11.56	52,557	3.20	1.20 - 1.35	7.67 - 7.83

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Victory Sycamore	2024	4,057,271	7.08 - 88.42	293,509,460	1.31	0.50 - 2.25	7.32 - 9.23
Mid Cap Value Division	2023	4,802,408	6.54 - 80.95	319,864,438	1.52	0.50 - 2.25	7.30 - 9.39
	2022	5,395,821	6.03 - 74.00	331,206,446	1.73	0.50 - 2.25	(4.86) - (3.18)
	2021	6,175,875	6.28 - 76.43	394,481,911	1.17	0.50 - 2.25	28.87 - 31.14
	2020	7,196,575	4.83 - 58.28	351,800,764	1.51	0.50 - 2.25	5.24 - 7.10
BHFTI Western Asset	2024	17,938,588	9.12 - 10.38	184,193,248	3.07	1.15 - 2.10	(1.88) - (0.93)
Management Government	2023	21,014,931	9.29 - 10.48	217,903,615	2.65	1.15 - 2.10	2.22 - 3.20
Income Division	2022	24,291,400	9.09 - 10.16	244,217,321	2.27	1.15 - 2.10	(16.45) - (15.65)
	2021	27,345,170	10.88 - 12.04	326,125,318	2.14	1.15 - 2.10	(4.01) - (3.09)
	2020	32,375,503	11.33 - 12.42	398,349,977	2.38	1.15 - 2.10	5.43 - 6.44
BHFTII Baillie Gifford	2024	3,852,920	2.18 - 27.18	82,161,291	0.76	0.95 - 2.10	2.23 - 3.63
International Stock Division	2023	4,372,773	2.11 - 26.23	90,110,394	1.21	0.95 - 2.10	2.79 - 17.47
	2022	4,831,928	1.81 - 22.33	85,003,047	1.02	0.95 - 2.10	(30.22) - (29.27)
	2021	5,050,419	2.57 - 31.57	126,145,494	0.86	0.95 - 2.10	(2.97) - (1.69)
	2020	5,562,590	2.62 - 32.11	140,886,997	1.90	0.95 - 2.10	23.73 - 25.38
BHFTII BlackRock Bond	2024	4,677,270	6.81 - 87.40	234,463,307	3.99	0.50 - 2.25	(1.03) - 0.85
Income Division	2023	5,129,587	6.80 - 86.77	253,716,879	2.98	0.50 - 2.25	2.32 - 5.16
	2022	5,558,204	6.51 - 82.59	260,026,298	2.75	0.50 - 2.25	(16.26) - (14.70)
	2021	6,550,596	7.69 - 96.92	361,431,935	2.62	0.50 - 2.25	(2.90) - (1.08)
	2020	7,023,787	7.83 - 98.08	389,186,999	3.39	0.50 - 2.25	5.92 - 7.89
BHFTII BlackRock Capital	2024	2,403,749	17.01 - 204.55	195,050,996	0.01	0.50 - 2.15	28.83 - 31.13
Appreciation Division	2023	2,677,187	13.06 - 156.15	168,460,568	—	0.50 - 2.25	12.71 - 48.65
	2022	3,012,995	8.85 - 105.16	133,568,070	—	0.50 - 2.25	(39.14) - (38.01)
	2021	3,306,153	14.38 - 169.80	234,988,229	—	0.50 - 2.25	18.19 - 20.42
	2020	3,762,727	12.02 - 141.17	230,129,341	—	0.50 - 2.25	37.18 - 39.75
BHFTII BlackRock	2024	2,713,621	2.46 - 26.53	28,416,372	5.58	0.90 - 2.15	2.70 - 4.16
Ultra-Short Term Bond	2023	2,937,166	2.38 - 25.55	30,782,687	1.50	0.90 - 2.15	1.98 - 4.11
Division	2022	2,429,057	2.29 - 24.61	33,824,637	—	0.90 - 2.15	(0.87) - 0.54
	2021	2,745,802	2.29 - 24.56	37,400,746	0.10	0.90 - 2.00	(2.42) - (1.09)
	2020	3,242,202	2.33 - 24.90	47,474,049	1.72	0.90 - 2.00	(1.80) - (0.47)
BHFTII Brighthouse Asset	2024	8,820,202	1.84 - 19.91	151,318,351	2.82	0.50 - 2.15	1.63 - 3.33
Allocation 20 Division	2023	10,894,604	1.79 - 19.27	182,236,915	3.51	0.50 - 2.15	3.82 - 7.29
	2022	12,946,063	1.67 - 17.96	203,222,616	3.12	0.50 - 2.15	(14.54) - (13.12)
	2021	15,403,578	1.93 - 20.67	280,143,828	2.99	0.50 - 2.15	1.48 - 3.17
	2020	17,601,429	1.88 - 20.04	311,462,767	2.81	0.50 - 2.15	7.18 - 8.97
BHFTII Brighthouse Asset	2024	24,430,007	2.23 - 24.13	509,035,964	2.39	0.50 - 2.15	3.56 - 5.29
Allocation 40 Division	2023	28,986,492	2.13 - 22.92	572,822,157	3.49	0.50 - 2.15	4.66 - 9.97
	2022	33,365,258	1.94 - 20.84	603,366,834	2.60	0.50 - 2.15	(15.67) - (14.27)
	2021	38,513,419	2.27 - 24.31	818,808,370	2.68	0.50 - 2.15	5.14 - 6.89
	2020	43,790,060	2.14 - 22.74	875,065,802	2.69	0.50 - 2.15	8.67 - 10.48
BHFTII Brighthouse Asset	2024	79,868,363	2.68 - 28.95	1,998,752,092	1.88	0.50 - 2.15	5.65 - 7.42
Allocation 60 Division	2023	94,234,243	2.50 - 26.95	2,196,814,212	3.14	0.50 - 2.15	5.53 - 13.03
	2022	107,112,668	2.22 - 23.84	2,227,101,315	2.15	0.50 - 2.15	(17.13) - (15.75)
	2021	120,826,699	2.65 - 28.30	3,004,188,035	2.12	0.50 - 2.15	8.55 - 10.35
	2020	138,788,939	2.41 - 25.65	3,132,220,695	2.21	0.50 - 2.15	11.42 - 13.28

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Brighthouse Asset	2024	44,549,677	3.15 - 34.12	1,311,940,500	1.40	0.50 - 2.15	8.43 - 10.24
Allocation 80 Division	2023	50,745,062	2.87 - 30.95	1,363,001,239	3.05	0.50 - 2.15	6.44 - 16.71
	2022	56,005,775	2.47 - 26.52	1,298,523,579	1.81	0.50 - 2.15	(19.71) - (18.38)
	2021	61,203,569	3.04 - 32.49	1,751,110,118	1.69	0.50 - 2.15	12.27 - 14.14
	2020	68,356,199	2.67 - 28.47	1,722,419,271	1.84	0.50 - 2.15	14.11 - 16.01
BHFTII Brighthouse/Artisan	2024	2,067,270	8.69 - 104.34	136,501,389	1.13	0.50 - 2.05	2.57 - 4.18
Mid Cap Value Division	2023	2,419,533	8.40 - 100.15	154,888,390	0.72	0.50 - 2.05	9.00 - 17.65
	2022	2,714,978	7.18 - 85.13	149,107,149	0.81	0.50 - 2.05	(14.60) - (13.27)
	2021	3,074,537	8.33 - 98.15	195,847,200	0.83	0.50 - 2.15	24.02 - 25.96
	2020	3,488,897	6.65 - 77.92	178,298,975	0.84	0.50 - 2.05	3.82 - 5.45
BHFTII	2024	130,832	25.73 - 29.77	3,796,711	2.63	1.10 - 2.00	1.02 - 1.95
Brighthouse/Dimensional	2023	159,672	25.28 - 29.20	4,552,947	2.33	1.10 - 2.05	11.22 - 12.28
International Small	2022	192,986	22.73 - 26.01	4,901,771	2.34	1.10 - 2.05	(19.37) - (18.60)
Company Division	2021	217,756	28.19 - 31.95	6,805,165	1.53	1.10 - 2.05	11.55 - 12.61
	2020	256,198	25.27 - 28.37	7,124,915	2.53	1.10 - 2.05	6.58 - 7.60
BHFTII	2024	5,024,323	2.35 - 146.55	472,920,145	1.87	0.90 - 2.15	11.24 - 12.83
Brighthouse/Wellington	2023	5,706,953	2.10 - 129.95	479,030,995	2.14	0.90 - 2.15	7.08 - 17.05
Balanced Division	2022	6,409,020	1.80 - 111.07	461,892,147	1.69	0.90 - 2.15	(19.02) - (17.82)
	2021	7,106,175	2.20 - 135.22	629,816,680	1.81	0.90 - 2.15	11.44 - 13.00
	2020	7,735,328	1.96 - 119.71	610,629,506	2.19	0.90 - 2.15	15.03 - 16.67
BHFTII	2024	4,235,927	12.07 - 144.90	373,515,602	1.29	0.50 - 2.10	6.10 - 7.91
Brighthouse/Wellington	2023	4,969,377	11.27 - 134.39	411,040,218	1.27	0.50 - 2.25	4.83 - 6.97
Core Equity Opportunities	2022	5,504,979	10.61 - 125.78	429,404,884	1.28	0.50 - 2.25	(7.41) - (5.69)
Division	2021	6,291,202	11.33 - 133.49	531,319,660	1.25	0.50 - 2.25	21.35 - 23.62
	2020	7,259,472	9.23 - 108.10	503,780,671	1.44	0.50 - 2.25	8.50 - 10.55
BHFTII Frontier Mid Cap	2024	3,278,889	18.50 - 193.94	413,283,381	0.23	0.90 - 2.00	15.10 - 16.65
Growth Division	2023	3,763,868	15.87 - 166.26	407,902,206	—	0.90 - 2.25	5.85 - 16.89
	2022	4,128,328	13.58 - 142.23	384,728,789	—	0.90 - 2.25	(29.93) - (28.82)
	2021	4,467,854	19.09 - 199.82	586,525,681	—	0.90 - 2.25	11.84 - 13.60
	2020	4,933,281	16.82 - 175.90	572,542,548	—	0.90 - 2.25	28.45 - 30.46
BHFTII Jennison Growth	2024	6,514,024	3.46 - 92.41	244,121,148	—	0.50 - 2.25	27.08 - 29.34
Division	2023	7,256,255	2.69 - 71.61	209,302,202	—	0.50 - 2.25	12.73 - 52.10
	2022	8,359,946	1.78 - 47.17	160,933,782	—	0.50 - 2.25	(40.38) - (39.33)
	2021	9,073,417	2.95 - 77.89	287,427,814	—	0.50 - 2.25	14.31 - 16.33
	2020	10,579,883	2.55 - 67.11	289,505,068	0.06	0.50 - 2.25	52.89 - 55.59
BHFTII Loomis Sayles Small	2024	1,635,229	12.02 - 145.18	117,803,261	0.05	0.50 - 2.25	8.96 - 10.90
Cap Core Division	2023	1,944,511	10.90 - 130.91	126,813,424	0.07	0.50 - 2.25	7.37 - 16.60
	2022	2,155,234	9.41 - 112.28	122,718,093	—	0.50 - 2.25	(17.16) - (15.70)
	2021	2,370,989	11.23 - 133.19	163,685,620	0.03	0.50 - 2.25	18.94 - 21.04
	2020	2,707,781	9.33 - 110.04	156,522,639	0.04	0.50 - 2.25	9.29 - 11.23
BHFTII Loomis Sayles Small	2024	1,151,844	3.80 - 49.58	43,865,913	—	0.50 - 2.10	12.23 - 14.05
Cap Growth Division	2023	1,360,460	3.36 - 43.57	44,754,633	—	0.50 - 2.10	4.16 - 10.99
	2022	1,483,796	3.05 - 39.30	44,445,112	—	0.50 - 2.10	(24.70) - (23.48)
	2021	1,695,408	4.03 - 51.50	64,952,389	—	0.50 - 2.15	7.46 - 9.19
	2020	1,855,495	3.72 - 47.26	66,012,877	—	0.50 - 2.15	31.25 - 33.37

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife Aggregate	2024	38,090,203	1.61 - 20.09	636,633,596	2.95	0.50 - 2.25	(1.61) - 0.23
Bond Index Division	2023	40,392,915	1.62 - 20.06	677,079,190	2.72	0.50 - 2.25	2.59 - 4.62
	2022	42,623,860	1.56 - 19.20	687,832,716	2.63	0.50 - 2.25	(15.24) - (13.65)
	2021	48,385,248	1.83 - 22.26	910,569,466	2.40	0.50 - 2.25	(4.39) - (2.56)
	2020	48,820,793	1.89 - 22.87	949,536,445	2.67	0.50 - 2.25	4.63 - 6.52
BHFTII MetLife Mid Cap	2024	6,855,519	5.78 - 71.18	410,327,328	1.19	0.50 - 2.15	10.99 - 12.80
Stock Index Division	2023	8,008,217	5.17 - 63.10	426,347,826	1.16	0.50 - 2.15	8.48 - 15.19
	2022	8,811,906	4.52 - 54.78	409,884,025	0.93	0.50 - 2.15	(15.24) - (13.87)
	2021	9,859,099	5.30 - 63.60	534,359,988	0.94	0.50 - 2.25	21.31 - 23.45
	2020	11,467,060	4.33 - 51.52	506,052,707	1.31	0.50 - 2.25	10.63 - 12.59
BHFTII MetLife MSCI EAFE®	2024	16,812,353	2.00 - 28.47	350,029,988	3.05	0.50 - 2.15	0.84 - 2.48
Index Division	2023	18,278,639	1.97 - 27.82	372,407,269	2.36	0.50 - 2.15	4.94 - 17.05
	2022	20,653,524	1.69 - 23.82	361,694,860	3.54	0.50 - 2.15	(16.42) - (15.07)
	2021	22,411,515	2.01 - 28.11	465,174,812	1.63	0.50 - 2.25	8.02 - 9.93
	2020	24,590,517	1.85 - 25.63	466,904,304	3.06	0.50 - 2.25	5.18 - 7.04
BHFTII MetLife Russell 2000®	2024	5,057,958	4.98 - 62.24	262,270,223	1.35	0.50 - 2.15	8.65 - 10.44
Index Division	2023	5,849,970	4.55 - 56.35	276,319,115	1.20	0.50 - 2.25	9.80 - 15.93
	2022	6,322,259	3.96 - 48.61	259,507,834	0.90	0.50 - 2.25	(22.20) - (20.83)
	2021	6,792,038	5.04 - 61.40	353,923,752	0.88	0.50 - 2.25	11.69 - 13.66
	2020	7,531,805	4.47 - 54.02	346,715,527	1.25	0.50 - 2.25	16.69 - 18.75
BHFTII MetLife Stock Index	2024	15,512,489	18.36 - 246.60	2,959,512,988	1.18	0.50 - 2.15	21.77 - 23.86
Division	2023	18,189,285	14.97 - 199.28	2,819,061,401	1.33	0.50 - 2.25	8.75 - 25.13
	2022	20,639,211	12.08 - 159.42	2,574,589,262	1.19	0.50 - 2.25	(20.32) - (18.82)
	2021	22,605,518	15.02 - 196.61	3,495,089,897	1.45	0.50 - 2.25	25.19 - 27.53
	2020	25,861,616	11.89 - 154.32	3,154,806,376	1.82	0.50 - 2.25	15.20 - 17.34
BHFTII MFS® Total Return	2024	1,529,650	1.86 - 137.40	85,769,228	2.48	0.50 - 1.85	5.53 - 6.98
Division	2023	1,852,819	1.74 - 128.44	95,299,894	2.07	0.50 - 1.85	6.36 - 9.59
	2022	2,070,995	1.60 - 117.21	96,428,667	1.65	0.50 - 1.85	(11.52) - (10.32)
	2021	2,306,720	1.79 - 130.69	120,981,417	1.73	0.50 - 1.85	11.85 - 13.37
	2020	2,535,226	1.58 - 115.28	117,745,426	2.30	0.50 - 2.00	7.31 - 8.94
BHFTII MFS® Value Division	2024	28,967,420	2.63 - 51.77	473,716,519	1.69	0.50 - 2.15	9.32 - 11.10
	2023	34,010,452	2.39 - 46.88	514,394,760	1.70	0.00 - 2.15	5.67 - 7.97
	2022	37,064,337	2.24 - 43.95	536,663,808	1.52	0.00 - 2.15	(8.12) - (6.10)
	2021	40,856,426	2.41 - 47.38	663,945,304	1.41	0.50 - 2.15	22.73 - 24.73
	2020	45,919,271	1.95 - 38.23	627,751,137	1.81	0.50 - 2.25	1.43 - 3.29
BHFTII Neuberger Berman	2024	4,204,038	5.66 - 65.75	223,478,177	0.07	0.50 - 2.10	6.62 - 8.27
Genesis Division	2023	4,861,832	2.54 - 60.73	239,269,608	0.06	0.50 - 2.10	5.83 - 14.63
	2022	5,363,916	4.62 - 52.98	232,034,093	—	0.50 - 2.10	(20.94) - (19.72)
	2021	5,912,293	5.79 - 66.00	320,936,546	0.04	0.50 - 2.15	15.69 - 17.53
	2020	6,733,229	4.95 - 56.16	311,591,184	0.08	0.50 - 2.15	22.28 - 24.14
BHFTII T. Rowe Price Large	2024	7,912,622	4.37 - 92.97	580,529,954	—	0.50 - 2.25	27.07 - 29.33
Cap Growth Division	2023	9,457,440	3.40 - 71.88	533,304,465	—	0.50 - 2.25	10.63 - 45.80
	2022	10,967,997	2.35 - 49.30	423,605,252	—	0.50 - 2.25	(41.99) - (40.96)
	2021	11,647,251	4.00 - 83.51	769,206,460	—	0.50 - 2.25	17.28 - 19.35
	2020	13,310,314	3.38 - 69.97	738,162,692	0.09	0.50 - 2.25	33.59 - 35.96

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII T. Rowe Price Small	2024	4,579,076	7.37 - 88.36	340,875,948	0.03	0.50 - 2.15	10.82 - 12.63
Cap Growth Division	2023	5,421,726	6.59 - 78.45	358,856,338	0.03	0.50 - 2.15	8.34 - 20.67
	2022	5,959,999	5.50 - 65.01	328,540,226	0.10	0.50 - 2.25	(24.07) - (22.73)
	2021	6,652,969	7.16 - 84.14	476,701,925	0.02	0.50 - 2.25	8.88 - 10.80
	2020	7,569,000	6.50 - 75.93	491,278,222	0.10	0.50 - 2.25	21.28 - 23.42
BHFTII VanEck Global	2024	1,133,781	12.63 - 13.92	15,465,020	2.40	1.10 - 1.70	(4.26) - (3.68)
Natural Resources Division	2023	1,274,717	13.19 - 14.45	18,077,756	2.83	1.10 - 1.70	(5.26) - (4.69)
	2022	1,245,433	13.93 - 15.16	18,554,027	2.38	1.10 - 1.70	6.16 - 6.80
	2021	1,734,410	13.12 - 14.20	24,223,570	0.98	1.10 - 1.70	16.51 - 17.21
	2020	2,324,890	10.86 - 12.11	27,733,915	1.24	1.10 - 2.00	18.77 - 19.85
BHFTII Western Asset	2024	7,455,752	1.17 - 44.81	244,115,821	7.35	0.50 - 2.15	2.38 - 4.04
Management Strategic Bond	2023	8,168,008	1.14 - 43.07	266,841,085	6.44	0.50 - 2.25	5.10 - 8.67
Opportunities Division	2022	9,126,574	1.05 - 39.63	273,191,553	5.86	0.50 - 2.25	(18.78) - (17.34)
	2021	10,455,449	1.28 - 47.95	381,592,675	3.61	0.50 - 2.25	0.33 - 2.10
	2020	11,354,141	1.26 - 46.96	408,706,045	5.77	0.50 - 2.15	4.39 - 6.08
BHFTII Western Asset	2024	4,773,163	1.89 - 22.66	83,766,297	2.84	0.50 - 2.00	0.06 - 1.58
Management U.S.	2023	5,288,107	1.87 - 22.31	91,560,733	2.13	0.50 - 2.00	2.47 - 4.07
Government Division	2022	5,660,639	1.81 - 21.44	94,709,309	2.09	0.50 - 2.15	(11.05) - (9.62)
	2021	6,670,779	2.01 - 23.72	123,805,731	2.50	0.50 - 2.15	(3.71) - (2.26)
	2020	7,382,234	2.07 - 24.27	139,252,019	2.82	0.50 - 2.15	2.77 - 4.39
BlackRock Global Allocation	2024	568	28.84 - 30.41	17,227	1.46	1.35 - 1.60	7.18 - 7.45
V.I. Division	2023	604	26.91 - 28.30	17,055	2.55	1.35 - 1.60	10.71 - 10.99
	2022	637	24.31 - 25.50	16,216	—	1.35 - 1.60	(17.40) - (17.20)
	2021	652	29.43 - 32.22	20,050	0.67	1.10 - 1.60	4.73 - 5.25
	2020	4,081	28.10 - 30.61	118,145	1.31	1.10 - 1.60	18.79 - 19.38
Calvert VP SRI Balanced	2024	688,760	60.52 - 82.14	51,979,848	1.78	0.50 - 1.45	17.88 - 19.01
Division	2023	747,583	51.34 - 69.02	47,614,556	1.59	0.50 - 1.45	7.26 - 16.24
	2022	812,083	44.59 - 59.38	44,856,941	1.17	0.50 - 1.45	(16.63) - (15.83)
	2021	894,700	53.48 - 70.93	59,231,523	1.15	0.50 - 1.45	13.46 - 14.54
	2020	954,567	47.13 - 62.39	55,610,315	1.51	0.50 - 1.45	13.60 - 14.68
Calvert VP SRI Mid Cap	2024	64,020	90.11	5,768,785	0.13	0.95	9.18
Division	2023	70,591	82.53	5,826,123	0.19	0.95	5.55 - 10.59
	2022	79,527	74.63	5,934,994	—	0.95	(20.24)
	2021	84,007	93.57	7,860,497	0.19	0.95	13.95
	2020	92,109	82.12	7,563,766	0.42	0.95	11.19
Fidelity® VIP Contrafund®	2024	10,403	20.86 - 22.48	222,225	0.06	0.90 - 1.15	31.91 - 32.24
Division	2023	37,005	15.81 - 17.00	621,134	0.23	0.90 - 1.15	31.60 - 31.93
	2022	52,746	12.01 - 12.89	674,486	0.26	0.90 - 1.15	(27.33) - (27.15)
	2021	55,851	16.53 - 17.69	981,724	0.03	0.90 - 1.15	26.05 - 26.37
	2020	61,965	13.12 - 14.00	860,110	0.08	0.90 - 1.15	28.74 - 29.06
Fidelity® VIP	2024	871,521	18.15 - 154.29	62,797,305	1.77	0.95 - 1.35	13.79 - 14.25
Equity-Income Division	2023	1,013,494	15.95 - 135.05	63,328,315	1.89	0.95 - 1.35	7.01 - 9.61
	2022	1,130,142	14.61 - 123.21	63,533,471	1.86	0.95 - 1.35	(6.23) - (5.85)
	2021	1,248,036	15.59 - 130.86	72,640,456	1.88	0.95 - 1.35	23.22 - 23.72
	2020	1,351,903	12.65 - 105.77	63,502,205	1.78	0.95 - 1.35	5.26 - 13.76

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP Freedom 2020	2024	123,923	24.99 - 26.74	3,261,803	2.95	0.90 - 1.25	6.07 - 6.43
Division	2023	136,824	23.56 - 25.12	3,355,305	2.79	0.90 - 1.25	4.54 - 11.22
	2022	178,252	21.26 - 22.59	3,950,620	1.94	0.90 - 1.25	(17.00) - (16.72)
	2021	163,380	25.62 - 27.12	4,368,234	0.83	0.90 - 1.25	7.91 - 8.28
	2020	175,053	23.74 - 25.05	4,340,434	1.25	0.90 - 1.25	13.30 - 13.69
Fidelity® VIP Freedom 2025	2024	198,607	26.50 - 29.54	5,636,522	2.23	0.90 - 1.45	6.71 - 7.31
Division	2023	210,314	24.84 - 27.52	5,544,778	2.52	0.90 - 1.45	4.81 - 12.31
	2022	269,214	22.23 - 24.51	6,369,847	1.79	0.90 - 1.45	(17.84) - (17.38)
	2021	287,972	27.75 - 29.66	8,278,233	0.89	0.90 - 1.30	9.12 - 9.56
	2020	270,297	25.43 - 27.08	7,124,363	1.39	0.90 - 1.30	14.18 - 14.64
Fidelity® VIP Freedom 2030	2024	349,841	27.61 - 33.95	10,596,018	2.08	0.50 - 1.55	7.44 - 8.59
Division	2023	312,993	26.18 - 31.27	8,790,818	2.41	0.50 - 1.45	5.28 - 13.89
	2022	265,213	23.83 - 27.46	6,617,431	1.84	0.50 - 1.30	(18.16) - (17.50)
	2021	290,180	29.12 - 33.28	8,836,620	0.97	0.50 - 1.30	10.62 - 11.51
	2020	232,863	26.32 - 29.84	6,430,259	1.11	0.50 - 1.30	15.13 - 16.06
Fidelity® VIP Freedom 2035	2024	257,007	40.87 - 46.72	11,067,744	1.88	0.60 - 1.45	9.16 - 10.10
Division	2023	209,345	37.44 - 42.44	8,242,631	1.97	0.60 - 1.45	5.90 - 15.83
	2022	157,298	32.60 - 34.94	5,368,259	1.60	0.95 - 1.45	(19.07) - (18.66)
	2021	112,239	40.28 - 42.96	4,718,083	1.08	0.95 - 1.45	13.52 - 14.09
	2020	56,150	35.49 - 37.65	2,068,090	1.18	0.95 - 1.45	16.25 - 16.84
Fidelity® VIP Freedom 2040	2024	191,012	43.95 - 51.04	8,902,190	1.38	0.50 - 1.45	11.18 - 12.25
Division	2023	145,453	39.83 - 45.47	6,078,248	1.56	0.50 - 1.40	6.63 - 18.02
	2022	97,979	34.52 - 38.53	3,499,738	1.51	0.50 - 1.30	(19.46) - (18.82)
	2021	68,494	42.86 - 47.46	3,038,775	0.89	0.50 - 1.30	15.98 - 16.91
	2020	49,758	36.96 - 40.60	1,912,754	0.83	0.50 - 1.30	17.45 - 18.40
Fidelity® VIP Freedom 2045	2024	172,653	44.96 - 48.68	8,226,373	1.26	0.95 - 1.45	11.89 - 12.46
Division	2023	132,855	40.48 - 43.28	5,642,196	1.44	0.95 - 1.40	6.82 - 18.06
	2022	98,313	34.92 - 36.66	3,548,884	1.52	0.95 - 1.30	(19.51) - (19.22)
	2021	68,496	43.38 - 45.38	3,065,206	0.79	0.95 - 1.30	16.01 - 16.43
	2020	48,514	37.39 - 38.98	1,866,574	0.98	0.95 - 1.30	17.42 - 17.84
Fidelity® VIP Freedom 2050	2024	330,394	45.75 - 52.72	15,913,651	1.21	0.50 - 1.40	11.96 - 12.98
Division	2023	274,477	40.87 - 50.23	11,774,186	1.37	0.00 - 1.40	6.84 - 19.19
	2022	213,772	34.53 - 42.14	7,783,968	1.51	0.00 - 1.45	(19.64) - (18.47)
	2021	149,456	42.97 - 48.50	6,746,794	0.83	0.50 - 1.45	15.82 - 16.93
	2020	104,593	37.10 - 41.48	4,073,510	1.06	0.50 - 1.45	17.28 - 18.40
Fidelity® VIP Freedom 2055	2024	860,337	1.24 - 1.25	1,074,783	1.44	0.95 - 1.40	12.02 - 12.53
Division	2023	281,250	1.11	312,579	3.20	0.95 - 1.40	6.79 - 11.37
(Commenced 5/1/2023)
Fidelity® VIP Freedom 2060	2024	915,605	1.24 - 1.25	1,141,791	1.49	0.90 - 1.40	11.94 - 12.50
Division	2023	361,576	1.11	401,587	4.22	0.90 - 1.30	6.87 - 11.44
(Commenced 5/1/2023)
Fidelity® VIP FundsManager	2024	7,405,725	18.85 - 19.39	141,921,193	2.14	1.90 - 2.05	6.29 - 6.45
50% Division	2023	9,449,013	17.74 - 18.21	170,242,605	2.41	1.90 - 2.05	10.68 - 10.84
	2022	11,378,214	16.02 - 16.43	185,164,874	1.94	1.90 - 2.05	(15.68) - (15.55)
	2021	12,481,990	19.00 - 19.46	240,652,047	1.12	1.90 - 2.05	7.79 - 7.95
	2020	13,833,224	17.63 - 18.03	247,253,463	1.13	1.90 - 2.05	11.66 - 11.83

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP FundsManager	2024	7,424,174	19.15 - 24.43	145,937,898	1.88	0.70 - 2.10	7.28 - 8.80
60% Division	2023	9,190,753	17.85 - 22.45	168,062,667	2.24	0.70 - 2.10	11.81 - 13.38
	2022	10,734,842	15.97 - 19.80	175,394,593	1.73	0.70 - 2.10	(16.82) - (15.65)
	2021	12,336,639	19.20 - 23.48	241,915,885	1.09	0.70 - 2.10	10.01 - 11.56
	2020	13,649,023	17.45 - 21.04	242,924,543	1.05	0.70 - 2.10	12.73 - 14.32
Fidelity® VIP Government	2024	233,946	17.53	4,101,596	5.20	0.95	4.11
Money Market Division	2023	228,222	16.84	3,843,390	4.77	0.95	1.45 - 3.91
	2022	253,220	16.21	4,103,960	1.36	0.95	0.49
	2021	306,845	16.13	4,949,044	0.01	0.95	(0.93)
	2020	366,357	16.28	5,964,444	0.33	0.95	(0.63)
Fidelity® VIP Growth	2024	449,671	300.43	135,093,218	—	0.95	29.15
Division	2023	514,347	232.61	119,643,479	0.13	0.95	10.79 - 34.96
	2022	563,124	172.36	97,058,589	0.62	0.95	(25.17) - (17.38)
	2021	611,993	230.32	140,954,875	—	0.95	22.06
	2020	663,454	188.70	125,194,940	0.08	0.95	42.54
Fidelity® VIP Investment	2024	136,990	36.49	4,998,288	3.46	0.95	0.82
Grade Bond Division	2023	164,301	36.19	5,945,807	2.46	0.95	3.01 - 5.21
	2022	206,147	34.40	7,090,969	2.15	0.95	(13.78) - (12.15)
	2021	223,841	39.89	8,929,968	2.02	0.95	(1.54)
	2020	235,580	40.52	9,545,422	1.76	0.95	8.36
Fidelity® VIP Mid Cap	2024	4,713	13.89	65,484	0.17	0.90	16.12
Division	2023	23,535	11.97	281,600	0.31	0.90	13.78
	2022	41,057	10.52	431,773	0.27	0.90	(15.73)
	2021	43,732	12.48	545,739	0.36	0.90	24.18
	2020	47,935	10.05	481,692	0.40	0.90	16.81
FTVIPT Templeton	2024	—	1.91	—	—	0.90	6.70
Developing Markets VIP	2023	20,276	1.79	36,258	2.07	0.90	11.62
Division (Had no net assets	2022	20,276	1.60	32,485	2.66	0.90	(22.68)
at December 31, 2024)	2021	24,007	2.07	49,747	0.88	0.90	(6.58)
	2020	24,767	2.22	54,938	4.12	0.90	16.13
FTVIPT Templeton	2024	602	4.63	2,788	2.37	0.90	(1.89)
Foreign VIP Division	2023	441	4.72	2,078	3.13	0.90	19.68
(Had no net assets at	2022	262	3.94	1,033	2.73	0.90	(8.43)
December 31, 2020)	2021	112	4.31	482	1.59	0.90	3.23
	2020	—	4.17	—	—	0.90	(2.05)
Janus Henderson Enterprise	2024	1,231	19.51	24,022	0.43	0.90	14.28
Division	2023	3,154	17.07	53,849	0.08	0.90	16.72
	2022	4,078	14.63	59,641	0.10	0.90	(16.90)
	2021	8,707	17.60	153,237	0.24	0.90	15.50
	2020	10,328	15.24	157,391	—	0.90	18.11
LMPVET ClearBridge Variable	2024	1,456	16.32	23,762	0.48	0.90	21.55
Appreciation Division	2023	4,368	13.43	58,650	0.97	0.90	18.64
	2022	4,454	11.32	50,407	1.06	0.90	(13.23)
	2021	4,610	13.04	60,139	0.63	0.90	22.55
	2020	4,985	10.64	53,060	1.00	0.90	13.74

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET ClearBridge Variable	2024	22,423	2.93	65,795	1.11	0.90	15.79
Dividend Strategy Division	2023	35,214	2.53	89,238	2.12	0.90	13.17
	2022	36,359	2.24	81,414	1.34	0.90	(8.92)
	2021	42,161	2.46	103,656	1.51	0.90	25.66
	2020	43,961	1.96	86,009	1.53	0.90	6.70
LMPVET ClearBridge Variable	2024	28,569	8.91 - 9.52	262,128	—	0.90 - 1.15	26.41 - 26.73
Large Cap Growth Division	2023	61,104	7.05 - 7.52	452,143	—	0.90 - 1.15	42.38 - 42.74
	2022	61,685	4.95 - 5.27	320,759	—	0.90 - 1.15	(33.02) - (32.85)
	2021	71,487	7.39 - 7.84	555,917	—	0.90 - 1.15	20.55 - 20.85
	2020	78,691	6.13 - 6.49	507,611	0.02	0.90 - 1.15	29.24 - 29.56
LMPVET ClearBridge Variable	2024	3,673	6.05 - 6.44	22,480	—	0.90 - 1.15	3.30 - 3.56
Small Cap Growth Division	2023	5,797	5.86 - 6.22	35,053	—	0.90 - 1.15	7.17 - 7.43
	2022	5,200	5.46 - 5.79	29,416	—	0.90 - 1.15	(29.66) - (29.48)
	2021	7,572	7.77 - 8.21	61,501	—	0.90 - 1.15	11.32 - 11.60
	2020	8,447	6.98 - 7.36	61,746	—	0.90 - 1.15	41.62 - 41.98
LMPVIT Western Asset Core	2024	—	3.27	—	—	0.90	(1.32)
Plus Division	2023	108	3.31	359	3.92	0.90	5.86
(Had no net assets at	2022	108	3.13	339	2.05	0.90	(17.97)
December 31, 2024)	2021	108	3.82	414	0.04	0.90	(2.85)
	2020	9,712	3.93	38,145	2.08	0.90	8.33
Macquarie VIP Small Cap	2024	223	2.16	481	1.90	0.90	13.56
Value Division	2023	448	1.90	853	0.95	0.90	8.47
	2022	448	1.75	786	0.83	0.90	(12.88)
	2021	448	2.01	902	0.83	0.90	33.21
	2020	448	1.51	677	1.35	0.90	(2.78)
Morgan Stanley VIF Global	2024	—	16.84 - 19.04	—	2.48	1.10 - 1.60	14.58 - 15.12
Infrastructure Division	2023	2,939	14.70 - 16.54	46,903	2.30	1.10 - 1.60	2.62 - 3.13
(Closed 12/6/2024)	2022	3,594	14.32 - 16.03	55,503	2.65	1.10 - 1.60	(9.77) - (9.32)
	2021	3,851	15.87 - 17.68	65,736	2.29	1.10 - 1.60	12.19 - 12.76
	2020	4,056	14.15 - 15.68	60,741	1.45	1.10 - 1.60	(3.00) - (2.52)
PIMCO VIT	2024	629	8.45 - 8.89	5,442	0.57	1.10 - 1.60	2.07 - 2.58
CommodityRealReturn®	2023	8,796	8.28 - 8.67	74,498	15.87	1.10 - 1.60	(9.56) - (9.11)
Strategy Division	2022	9,106	9.15 - 9.53	85,063	18.50	1.10 - 1.60	6.70 - 7.24
	2021	4,451	8.58 - 8.89	38,881	3.94	1.10 - 1.60	30.64 - 31.29
	2020	5,152	6.57 - 6.77	34,311	6.18	1.10 - 1.60	(0.53) - (0.03)
PIMCO VIT Dynamic Bond	2024	609	10.61 - 11.17	6,735	4.50	1.10 - 1.60	3.61 - 4.14
Division	2023	962	10.24 - 10.72	10,257	3.39	1.10 - 1.60	5.09 - 5.62
	2022	1,184	9.75 - 10.15	11,939	1.64	1.10 - 1.60	(8.12) - (7.66)
	2021	1,880	10.61 - 10.99	20,565	1.76	1.10 - 1.60	(0.62) - (0.12)
	2020	3,381	10.67 - 11.01	36,833	1.80	1.10 - 1.60	2.83 - 3.35
PIMCO VIT Emerging	2024	1,002	11.00 - 11.57	11,409	6.12	1.10 - 1.60	5.49 - 6.03
Markets Bond Division	2023	1,270	10.43 - 10.91	13,644	5.38	1.10 - 1.60	9.03 - 9.57
	2022	1,675	9.56 - 9.96	16,429	4.43	1.10 - 1.60	(17.30) - (16.88)
	2021	3,430	11.56 - 11.98	40,608	3.91	1.10 - 1.60	(4.40) - (3.92)
	2020	4,012	12.09 - 12.47	49,384	3.91	1.10 - 1.60	4.69 - 5.22

METROPOLITAN LIFE SEPARATE ACCOUNT E
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
TAP 1919 Variable Socially	2024	—	9.37	—	0.37	0.90	4.45
Responsive Balanced	2023	1,085	8.97	9,730	1.09	0.90	19.13
Division	2022	1,085	7.53	8,167	0.70	0.90	(21.64)
(Closed 3/1/2024)	2021	1,085	9.61	10,423	0.25	0.90	17.47
	2020	4,540	8.18	37,136	0.79	0.90	21.83

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, series, or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, series, or portfolio in which the Division invests. The investment income ratio is calculated as a weighted average ratio since the Division may invest in two or more share classes, within the underlying fund, series, or portfolio of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized Contract expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying fund, series, or portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, series, or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

*  Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023 or 2024. There was no impact to the net assets of the division.

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Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Item 8. Financial Statements and Supplementary Data

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Fixed Maturity Securities Available-for-Sale – Fair Value of Level 3 Fixed Maturity Securities — Refer to Notes 1, 10, and 12 to the financial statements

Critical Audit Matter Description

The Company has investments in certain fixed maturity securities classified as available-for-sale whose fair values are based on unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value. When a price is not available in the active market or from an independent pricing service, management values the security using internal matrix pricing or discounted cash flow techniques. These investments are categorized as Level 3.

Management applies considerable judgment in selecting unobservable inputs to value fixed maturity securities using internal matrix or discounted cash flow techniques. Unobservable assumptions reflect the Company’s own judgments about assumptions that a market participant would use in pricing the investment.

We have determined the fair value of fixed maturity securities valued using internal matrix pricing or discounted cash flow techniques is a critical audit matter due to the significant judgements made by management when determining the
MLIC - 2

unobservable inputs. This required complex auditor judgment and an increased extent of effort, including the use of fair value specialists and credit specialists, in performing audit procedures to evaluate the estimate of fair value of these securities.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques as a result of unobservable inputs included, among others, the following:

•We tested the effectiveness of controls over the determination of fair value.

•We tested the accuracy and completeness of relevant security attributes, such as maturity dates and coupon rates, used in the determination of fair values for the identified fixed maturity securities.

•With the involvement of our fair value specialists, we developed independent fair value estimates for a sample of securities and compared our estimates to the Company’s estimates and evaluated differences. We developed our estimate by evaluating the observable and unobservable inputs used by management or developing independent inputs.

•With the involvement of our credit specialists, we developed an independent expectation of the credit rating for a sample of securities where an external rating was not available and compared our estimates to the Company’s estimates and evaluated differences, including the impact on the fair value of the security.

Insurance Liabilities – Certain Assumptions Related to the Valuation of Future Policy Benefits for Long-Term Care Insurance — Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company’s products include long-term care insurance. Liabilities for amounts payable under long-term care insurance are recorded in future policy benefits in the Company’s consolidated balance sheets. Such liabilities are established based on actuarial assumptions.

Management applies considerable judgment in evaluating actual experience and other information to determine current best estimate assumptions. Principal assumptions used in the valuation of future policy benefits for long-term care insurance include lapse, incidence, claim utilization, premium rate increases and mortality.

We have determined that future policy benefits for long-term care insurance is a critical audit matter because of the significant judgments made by management in setting assumptions used to estimate the future policy benefits liability. This required subjective auditor judgment and an increased extent of effort, including the involvement of actuarial specialists, when performing audit procedures to evaluate the judgments made and the reasonableness of the principal assumptions used in the valuation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions used to determine the estimate of future policy benefits for long-term care insurance, included, among others, the following:

•We tested the effectiveness of controls over the assumptions used in the valuation of future policy benefits and the effectiveness of controls over the underlying data.

•With the involvement of our actuarial specialists, we:

◦evaluated judgments applied by management in setting principal assumptions, including evaluating the results of experience studies used as the basis for setting those assumptions.

◦evaluated the intended application of principal assumptions in the valuation model on a sample basis.

Market Risk Benefits – Certain Assumptions Related to the Valuation of Market Risk Benefits for MetLife Holdings — Refer to Notes 1, 5, and 12 to the financial statements

Critical Audit Matter Description
MLIC - 3

Market risk benefits are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk and protect the contractholder from the same risk. Market risk benefits are required to be measured at fair value.
Management applies considerable judgment in determining the actuarial and capital market assumptions to be used in the valuation models to estimate the fair value of market risk benefits. Principal assumptions include mortality, withdrawal, utilization, lapse, volatility, and nonperformance risk spread.

We have identified certain assumptions related to the valuation of market risk benefits, more specifically certain guaranteed minimum benefits associated with variable annuity contracts, as a critical audit matter due to the high degree of auditor judgment and an increased extent of effort, including the use of specialists, when performing audit procedures to evaluate the judgments made by management to estimate the fair value of market risk benefits.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of market risk benefits included, among others, the following:

•We tested the effectiveness of controls over the assumptions used in the valuation of market risk benefits, including the related methodologies and assumptions used for determining fair value.

•With the involvement of our valuation and actuarial specialists, we:

◦evaluated the results of underlying experience studies, capital market projections, and judgments applied by management in setting the principal assumptions.

◦evaluated the intended application of principal assumptions in the valuation model on a sample basis.

◦evaluated the reasonableness of the Company’s assumptions by comparing those selected by management to those independently developed by our actuarial specialist.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 11, 2025

We have served as the Company’s auditor since at least 1968; however, an earlier year could not be reliably determined.
MLIC - 4

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2024 and 2023
(In millions, except share and per share data)

	2024	2023
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (net of allowance for credit loss of $112 and $132, respectively); and amortized cost: $153,744 and $152,080, respectively	$140,832	$142,805
Mortgage loans (net of allowance for credit loss of $503 and $509, respectively; includes $198 and $166, respectively, relating to variable interest entities)	60,025	62,584
Policy loans	5,601	5,671
Real estate and real estate joint ventures (includes $2,000 and $1,427, respectively, relating to variable interest entities, $378 and $317, respectively, under the fair value option)	8,902	8,690
Other limited partnership interests	7,054	7,765
Short-term investments, at estimated fair value	2,391	3,048
Other invested assets (net of allowance for credit loss of $0 and $14, respectively; includes $729 and $805, respectively, of leveraged and direct financing leases; $112 and $117, respectively, relating to variable interest entities)	17,674	17,040
Total investments	242,479	247,603
Cash and cash equivalents, principally at estimated fair value	7,271	6,795
Accrued investment income	1,986	2,026
Premiums, reinsurance and other receivables	28,084	28,236
Market risk benefits, at estimated fair value	246	177
Deferred policy acquisition costs and value of business acquired	3,136	3,305
Current income tax recoverable	245	112
Deferred income tax asset	2,883	2,922
Other assets	4,264	4,312
Separate account assets	79,202	83,197
Total assets	$369,796	$378,685
Liabilities and Equity
Liabilities
Future policy benefits	$126,619	$129,182
Policyholder account balances	102,140	103,894
Market risk benefits, at estimated fair value	2,339	2,878
Other policy-related balances	8,338	8,289
Policyholder dividends payable	231	233
Payables for collateral under securities loaned and other transactions	11,271	11,790
Long-term debt	1,553	1,887
Other liabilities	23,669	23,719
Separate account liabilities	79,202	83,197
Total liabilities	355,362	365,069
Contingencies, Commitments and Guarantees (Note 19)
Equity
Metropolitan Life Insurance Company stockholder’s equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding	5	5
Additional paid-in capital	12,475	12,475
Retained earnings	7,444	7,645
Accumulated other comprehensive income (loss)	(5,994)	(6,872)
Total Metropolitan Life Insurance Company stockholder’s equity	13,930	13,253
Noncontrolling interests	504	363
Total equity	14,434	13,616
Total liabilities and equity	$369,796	$378,685
See accompanying notes to the consolidated financial statements.
MLIC - 5

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Revenues
Premiums	$27,561	$24,718	$31,189
Universal life and investment-type product policy fees	1,500	1,664	1,817
Net investment income	11,635	11,206	10,122
Other revenues	1,775	1,673	1,694
Net investment gains (losses)	(450)	(1,375)	(127)
Net derivative gains (losses)	(106)	(1,537)	752
Total revenues	41,915	36,349	45,447
Expenses
Policyholder benefits and claims	28,781	26,150	33,133
Policyholder liability remeasurement (gains) losses	(148)	(150)	(11)
Market risk benefit remeasurement (gains) losses	(932)	(703)	(3,379)
Interest credited to policyholder account balances	3,819	3,602	2,509
Policyholder dividends	455	470	563
Other expenses	5,679	5,785	5,703
Total expenses	37,654	35,154	38,518
Income (loss) before provision for income tax	4,261	1,195	6,929
Provision for income tax expense (benefit)	776	60	1,273
Net income (loss)	3,485	1,135	5,656
Less: Net income (loss) attributable to noncontrolling interests	(9)	41	28
Net income (loss) attributable to Metropolitan Life Insurance Company	$3,494	$1,094	$5,628
See accompanying notes to the consolidated financial statements.
MLIC - 6

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Net income (loss)	$3,485	$1,135	$5,656
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(2,937)	5,841	(30,335)
Deferred gains (losses) on derivatives	321	(1,078)	(399)
Future policy benefits discount rate remeasurement gains (losses)	3,554	(2,957)	21,623
Market risk benefit instrument-specific credit risk remeasurement gains (losses)	(80)	(59)	(236)
Foreign currency translation adjustments	43	56	(177)
Defined benefit plans adjustment	40	(34)	325
Other comprehensive income (loss), before income tax	941	1,769	(9,199)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(63)	(321)	1,934
Other comprehensive income (loss), net of income tax	878	1,448	(7,265)
Comprehensive income (loss)	4,363	2,583	(1,609)
Less: Comprehensive income (loss) attributable to noncontrolling interest, net of income tax	(9)	41	28
Comprehensive income (loss) attributable to Metropolitan Life Insurance Company	$4,372	$2,542	$(1,637)
See accompanying notes to the consolidated financial statements.
MLIC - 7

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Equity
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Metropolitan Life Insurance Company Stockholder’s Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2021	$5	$12,464	$6,933	$(1,055)	$18,347	$174	$18,521
Capital contributions from MetLife, Inc.		12			12		12
Dividends to MetLife, Inc.			(3,539)		(3,539)		(3,539)
Change in equity of noncontrolling interests					—	10	10
Net income (loss)			5,628		5,628	28	5,656
Other comprehensive income (loss), net of income tax				(7,265)	(7,265)		(7,265)
Balance at December 31, 2022	5	12,476	9,022	(8,320)	13,183	212	13,395
Returns of capital		(1)			(1)		(1)
Dividends to MetLife, Inc.			(2,471)		(2,471)		(2,471)
Change in equity of noncontrolling interests					—	110	110
Net income (loss)			1,094		1,094	41	1,135
Other comprehensive income (loss), net of income tax				1,448	1,448		1,448
Balance at December 31, 2023	5	12,475	7,645	(6,872)	13,253	363	13,616
Cumulative effects of changes in accounting principles, net of income tax			(219)		(219)		(219)
Dividends to MetLife, Inc.			(3,476)		(3,476)		(3,476)
Change in equity of noncontrolling interests					—	150	150
Net income (loss)			3,494		3,494	(9)	3,485
Other comprehensive income (loss), net of income tax				878	878		878
Balance at December 31, 2024	$5	$12,475	$7,444	$(5,994)	$13,930	$504	$14,434
See accompanying notes to the consolidated financial statements.
MLIC - 8

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Cash flows from operating activities
Net income (loss)	$3,485	$1,135	$5,656
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	139	124	127
Amortization of premiums and accretion of discounts associated with investments, net	(820)	(858)	(595)
(Gains) losses on investments and from sales of businesses, net	447	1,353	127
(Gains) losses on derivatives, net	1,018	2,461	935
(Income) loss from equity method investments, net of dividends or distributions	481	1,098	890
Interest credited to policyholder account balances	3,751	3,623	2,293
Universal life and investment-type product policy fees	(1,153)	(1,175)	(1,163)
Change in fair value option securities	(170)	39	123
Change in accrued investment income	1	(146)	(230)
Change in premiums, reinsurance and other receivables	350	(992)	215
Change in market risk benefits	(688)	(455)	(3,141)
Change in deferred policy acquisition costs and value of business acquired, net	169	452	108
Change in income tax	(159)	(267)	853
Change in other assets	(23)	(77)	187
Change in insurance-related liabilities and policy-related balances	(493)	(1,546)	(1,330)
Change in other liabilities	(53)	84	(63)
Other, net	248	(18)	148
Net cash provided by (used in) operating activities	6,530	4,835	5,140
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	29,435	30,090	54,515
Equity securities	97	104	213
Mortgage loans	7,498	6,129	8,912
Real estate and real estate joint ventures	638	354	925
Other limited partnership interests	687	415	992
Short-term investments	5,633	7,271	8,914
Purchases and originations of:
Fixed maturity securities available-for-sale	(29,188)	(27,700)	(49,620)
Equity securities	(49)	(162)	(127)
Mortgage loans	(5,642)	(6,087)	(12,083)
Real estate and real estate joint ventures	(684)	(931)	(589)
Other limited partnership interests	(508)	(715)	(1,036)
Short-term investments	(5,050)	(7,438)	(6,727)
Cash received in connection with freestanding derivatives	829	1,628	2,967
Cash paid in connection with freestanding derivatives	(1,716)	(2,998)	(3,971)
Receipts on loans to affiliates	—	100	—
Purchases of loans to affiliates	—	—	(19)
Net change in policy loans	70	58	87
Net change in other invested assets	(230)	6	114
Other, net	49	43	31
Net cash provided by (used in) investing activities	$1,869	$167	$3,498
See accompanying notes to the consolidated financial statements.
MLIC - 9

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)

Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Cash flows from financing activities
Policyholder account balances - deposits	$72,004	$69,794	$85,285
Policyholder account balances - withdrawals	(75,712)	(72,788)	(80,492)
Net change in payables for collateral under securities loaned and other transactions	(519)	(2,381)	(10,695)
Long-term debt issued	—	210	64
Long-term debt repaid	(245)	—	(57)
Derivatives with certain financing elements and other derivative-related transactions, net	(66)	24	308
Dividends paid to MetLife, Inc.	(3,476)	(2,471)	(3,539)
Other, net	96	(2)	(57)
Net cash provided by (used in) financing activities	(7,918)	(7,614)	(9,183)
Effect of change in foreign currency exchange rates on cash and cash equivalents balances	(5)	2	(7)
Change in cash and cash equivalents	476	(2,610)	(552)
Cash and cash equivalents, beginning of year	6,795	9,405	9,957
Cash and cash equivalents, end of year	$7,271	$6,795	$9,405
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$126	$131	$102
Income tax	$495	$374	$344
Non-cash transactions:
Fair value option securities received from an affiliate	$—	$—	$186
Fixed maturity securities available-for-sale disposed of in connection with a reinsurance transaction	$—	$6,527	$—
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$1,776	$1,113	$7,450
Fixed maturity securities available-for-sale received from an affiliate	$—	$502	$139
Fixed maturity securities available-for-sale transferred to an affiliate	$—	$—	$328
Mortgage loans disposed of in connection with a reinsurance transaction	$—	$110	$—
Real estate and real estate joint ventures acquired in satisfaction of debt	$313	$34	$313
Real estate and real estate joint ventures received from an affiliate	$—	$—	$144
Real estate and real estate joint ventures transferred to an affiliate	$—	$—	$144
Other invested assets received in connection with the sale of other limited partnership interests	$299	$—	$—
Investment in affiliated unsecured note received in exchange for investment in affiliated preferred stock	$152	$—	$—
Policyholder account balances received in connection with affiliated reinsurance transactions	$—	$502	$—
See accompanying notes to the consolidated financial statements.
MLIC - 10

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Life Insurance Company and its subsidiaries (collectively, “MLIC” or the “Company”) is a provider of insurance, annuities and employee benefits. MLIC is organized into three segments: Group Benefits; Retirement and Income Solutions (“RIS”); and MetLife Holdings. In addition, the Company reports certain of its results of operations in Corporate & Other. See Note 2 for further information on the Company’s segments and Corporate & Other. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, “MetLife”).
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Consolidation
The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has a controlling financial interest, and variable interest entities (“VIEs”) for which the Company is the primary beneficiary. Intercompany accounts and transactions are eliminated.
The Company uses either the equity method of accounting or, the fair value option (“FVO”) for its investments in real estate joint ventures (“REJV”) and other limited partnership interests (“OLPI”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations. The Company generally recognizes its share of the investee’s earnings in net investment income on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company separately reports, as separate account assets and liabilities, investments held in separate accounts and corresponding policyholder liabilities of the same amount if all of the following criteria are met:
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are not reported as separate account assets and liabilities and are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
MLIC - 11

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
Summary of Significant Accounting Policies
The following table presents the Company’s significant accounting policies with cross-references to the notes which provide additional information on such policies.

Accounting Policy	Note
Future Policy Benefit Liabilities	3
Policyholder Account Balances	4
Market Risk Benefits	5
Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles	7
Reinsurance	8
Investments	10
Derivatives	11
Fair Value	12
Employee Benefit Plans	17
Income Tax	18
Litigation Contingencies	19
Future Policy Benefit Liabilities
Traditional Non-participating and Limited-payment Long-duration products
The Company establishes future policy benefit liabilities (“FPBs”) for amounts payable under traditional non-participating and limited-payment long-duration insurance and reinsurance policies which include, but are not limited to, pension risk transfers, structured settlements, institutional income annuities, long-term care, individual disability, as well as whole and term life products. Effective January 1, 2023, the Company adopted an accounting pronouncement related to targeted improvements to the accounting for long-duration contracts (“LDTI”) with a January 1, 2021 transition date (the “LDTI Transition Date”). Generally, amounts are payable over an extended period of time and the related liabilities are calculated as the present value of future expected benefits and claim settlement expenses to be paid, reduced by the present value of future expected net premiums.
FPBs are measured as cohorts (e.g., groups of long-duration contracts), with the exception of pension risk transfers and longevity reinsurance solutions contracts, each of which is generally considered its own cohort. Contracts from different subsidiaries or branches, issue years, benefit currencies and product types are not grouped together in the same cohort.
Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. A net premium ratio (“NPR”) approach is utilized, where net premiums (i.e., the portion of gross premiums required to fund expected insurance benefits and claim settlement expenses) are accrued each period as FPBs. The NPR used to accrue the FPB in each period is determined by using the historical and present value of expected future benefits and claim settlement expenses for the cohort divided by the historical and present value of expected future gross premiums for the cohort.
Cash flow assumptions are incorporated into the calculation of a cohort's NPR and FPB reserve. These assumptions are used to project the amount and timing of expected benefits and claim settlement expenses to be paid and the expected amount of premiums to be collected for a cohort. The principal inputs and assumptions used in the establishment of FPBs are actual premiums, actual benefits, in-force policies, and best estimate cash flow assumptions to project future premium and benefit amounts. The Company’s primary best estimate cash flow assumptions include expectations related to mortality, morbidity, termination, claim settlement expense, policy lapse, renewal, retirement, disability incidence, disability terminations, inflation and other contingent events as appropriate to the respective product type and geographical area. Generally, the NPR and FPB reserve are updated retrospectively on a quarterly basis for actual
MLIC - 12

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
experience and at least once a year for any changes in future cash flow assumptions, except for claim settlement expenses, for which the Company has elected to lock in assumptions at the LDTI Transition Date or inception (for contracts sold after the LDTI Transition Date), as allowed by LDTI. The resulting remeasurement (gain) loss is recorded through net income and reflects the impact of the change in the NPR based on experience at the end of the quarter applied to the cumulative premiums received from the inception of the cohort (or from the LDTI Transition Date for contracts issued prior to the LDTI Transition Date) to the beginning of the quarter. The total contractual profit pattern is recognized over the expected life of the cohort by retrospectively updating the NPR. If net premiums exceed gross premiums (i.e., expected benefits exceed expected gross premiums), the FPB is increased, and a corresponding adjustment is recognized immediately in net income.
The change in FPB reflected in the statement of operations is calculated using a locked-in discount rate. For products issued prior to the LDTI Transition Date, a cohort level locked-in discount rate was developed that reflected the interest accretion rates that were locked in at inception of the underlying contracts (unless there was a historical premium deficiency event that resulted in updating the interest accretion rate prior to the LDTI Transition Date), or the acquisition date for contracts acquired through an assumed in-force reinsurance transaction or a business combination. For contracts issued subsequent to the LDTI Transition Date, the upper-medium grade discount rate used for interest accretion is locked in for the cohort and represents the original upper-medium grade discount rate at the issue date of the underlying contracts. The FPB for all cohorts is remeasured to a current upper-medium grade discount rate at each reporting date through other comprehensive income (loss) (“OCI”).
The Company generally interprets the upper-medium grade discount rate to be a rate comparable to that of a corporate single A rate that reflects the duration characteristics of the liability. The upper-medium grade discount rate for the products that are included in the disaggregated rollforwards in Note 3 which are issued in the U.S. is determined by using observable market data, including published single A base curves. The last liquid point on the upper-medium grade discount curve grades to an ultimate forward rate, which is derived using assumptions of economic growth, inflation, and a long-term upper-medium grade spread.
For limited-payment long-duration contracts, the collection of premiums does not represent the completion of the earnings process, therefore, any gross premiums received in excess of net premiums is deferred and amortized as a deferred profit liability (“DPL”). The DPL is presented within FPBs and is amortized in proportion to either the present value of expected benefit payments or insurance in-force of each cohort to ensure that profits are recognized over the life of the underlying policies in that cohort, regardless of when premiums are received. This amortization of the DPL is recorded through net income within policyholder benefits and claims. Consistent with the Company’s measurement of traditional long-duration products, management also recognizes an FPB reserve for limited-payment contracts that is representative of the difference between the present value of expected future benefits and the present value of expected future net premiums, subject to retrospective remeasurement through net income and OCI, as described above. The DPL is also subject to retrospective remeasurement through net income, however, it is not remeasured for changes in discount rates.
When a cohort’s present value of future net premiums exceeds the present value of future benefits, a “flooring” adjustment is required. The flooring adjustment ensures that the liability for future policy benefits for each cohort is not less than zero, and is reported in net income or OCI, depending on whether the flooring relates to the FPBs discounted at the locked-in discount rate versus the current upper-medium grade discount rate, respectively.
Traditional Participating Products
The Company establishes FPBs for traditional participating contracts in the U.S., which include whole and term life participating contracts in both the open and closed block using a net premium approach, similar to traditional non-participating contracts. However, for participating contracts, the discount rate and actuarial assumptions are locked in at inception, include a provision for adverse deviation, and all changes in the associated FPBs are reported within policyholder benefits and claims. See Note 9 for additional information on the closed block. For traditional participating contracts, the Company reviews its estimates of actuarial liabilities for future benefits and compares them with current best estimate assumptions. The Company revises estimates, to increase FPBs, if the Company determines that the liabilities previously established for future benefit payments less future expected net premiums in the aggregate for this line of business prove inadequate.
MLIC - 13

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Additional Insurance Liabilities
Liabilities for universal and variable universal life policies with secondary guarantees (“ULSG”) and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The additional insurance liabilities are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions. The assumptions used in estimating the secondary and paid-up guarantee liabilities are investment income, mortality, lapse, and premium payment pattern and persistency. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor’s Global Ratings (“S&P”) 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
The resulting adjustments are recorded as policyholder liability remeasurement (gains) losses in the statement of operations reflecting the impact on the change in the ratio of benefits payable to total assessments over the life of the contract based on experience at the end of the quarter applied to the cumulative assessments received as of the beginning of the quarter.
Premium Deficiency Reserves
Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses and certain expenses that exceed unearned premiums. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. For universal life-type and certain participating contracts, a premium deficiency reserve may be established when existing contract liabilities, together with the present value of future fees and/or premiums, are not sufficient to cover the present value of future benefits and settlement costs. Anticipated investment income is also considered in the calculations of premium deficiency reserves for short-duration contracts, as well as universal life-type and certain participating contracts.
Policyholder Account Balances
Policyholder account balances (“PABs”) represent the amount held by the Company on behalf of the policyholder at each reporting date. This amount includes deposits received from the policyholder, interest credited to the policyholder’s account balance, net of charges assessed against the account balance, and any policyholder withdrawals. This balance also includes liabilities for structured settlement and institutional income annuities, and certain other contracts, that do not contain significant insurance risk, as well as the estimated fair value of embedded derivatives associated with indexed annuity products.
Market Risk Benefits
As defined by LDTI, market risk benefits (“MRBs”) are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk (e.g., equity price, interest rate, and/or foreign currency exchange risk) and protect the contractholder from the same risk. These contracts and contract features were generally recorded as embedded derivatives or additional insurance liabilities prior to the LDTI Transition Date. Certain contracts may have multiple contract features or guarantees. In these cases, each feature is separately evaluated to determine whether it meets the definition of an MRB at contract inception. If a contract includes multiple benefits that meet the definition of an MRB, those benefits are aggregated and measured as a single compound MRB.
All identified MRBs are required to be measured at estimated fair value, whether the contract or contract feature represents a direct, assumed or ceded capital market risk. All MRBs in an asset position are aggregated and presented as an asset, and all MRBs in a liability position are aggregated and presented as a liability. Changes in the estimated fair value of MRBs are recognized in net income, except for the portion of the fair value change attributable to the change in nonperformance risk of the Company which is recorded as a separate component of OCI.
The Company generally uses an attributed fee approach to value MRBs, where the attributed fee is determined at contract inception by estimating the fair value of expected future benefits and the expected future fees. The attributed fee percentage is the portion of the expected future fees due from contractholders deemed necessary at contract inception to
MLIC - 14

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
fund all future expected benefits. This typically results in a zero fair value for the MRB at inception. The estimated fair value of the expected future benefits is estimated using a stochastically-generated set of risk-neutral scenarios. Once calculated, the attributed fee percentage is fixed and does not change over the life of the contract. All fees due from contractholders in excess of the attributed fees are reported in universal life and investment-type product policy fees.
Other Policy-Related Balances
Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue (“UREV”) liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid and policyholder dividends left on deposit.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death, disability, and dental claims. In addition, generally included in other policy-related balances are claims which have been reported but not yet settled for death, disability, and dental. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.
The UREV liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as UREV and amortized on a basis consistent with the methodologies and assumptions used for amortizing deferred policy acquisition costs (“DAC”) for the related contracts. Changes in the UREV liability for each period (representing deferrals less amortization) are reported in universal life and investment-type product policy fees.
Recognition of Insurance Revenues and Deposits
Premiums related to long-duration individual and group fixed annuities (including pension risk transfers, certain structured settlements and certain income annuities), long-term care, individual disability, whole and term life, and participating products are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred as a DPL and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the present value of expected future policy benefit payments.
Premiums related to short-duration group term life, dental, disability, and legal plan contracts are recognized on a pro rata basis over the applicable contract term. Unearned premiums, representing the portion of premium written related to the unexpired coverage, are reflected as liabilities until earned.
Deposits related to universal life and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. All fees due from contractholders in excess of the attributed fees on contracts with MRBs are reported in universal life and investment-type product policy fees. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.
All revenues and expenses are presented net of ceded reinsurance, as applicable.
MLIC - 15

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections. VOBA is subject to periodic recoverability testing for traditional life and limited-payment contracts, as well as universal life type contracts.
DAC and VOBA for most long-duration products are amortized on a constant-level basis that approximates straight-line amortization on an individual contract basis. The DAC and VOBA related to RIS annuities are amortized over expected benefit payments, and for all other long-duration products are generally amortized in proportion to policy count. For short-duration products, DAC and VOBA are amortized in proportion to actual and expected future earned premiums.
DAC and VOBA are aggregated on the financial statements for reporting purposes. Amortization of DAC and VOBA is included in other expenses.
The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodologies and assumptions used to amortize DAC for the related contracts. The amortization of deferred sales inducements is included in policyholder benefits and claims. Deferred sales inducement assets were $41 million and $45 million at December 31, 2024 and 2023, respectively.
Value of distribution agreements acquired (“VODA”) is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired (“VOCRA”) is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over the assets’ useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
MLIC - 16

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the net consideration paid (received), and the liabilities ceded (assumed) related to the underlying reinsured contracts is generally considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent accounting for in-force blocks and new business assumed is the same as if the business was directly sold by the Company.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in policyholder benefits and claims. Any gain by the ceding entity on such retroactive agreement is deferred as a liability and is amortized over the estimated remaining settlement period.
The reinsurance recoverable for traditional non-participating and limited-payment contracts is generally measured using a net premium methodology to accrue the projected net gain or loss on reinsurance in proportion to the gross premiums of the underlying reinsured cohorts; and is updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in cash flow assumptions. The locked-in discount rate used to measure changes in the reinsurance recoverable recorded in net income was established at the LDTI Transition Date, or at the inception of the reinsurance coverage for reinsurance agreements entered into subsequent to the LDTI Transition Date. The reinsurance recoverable is remeasured to an upper-medium grade discount rate through OCI at each reporting date, similar to the underlying reinsured contracts. The reinsurance recoverable for other long-duration contracts and associated contract features is measured using assumptions and methods generally consistent with the underlying direct policies.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts payable including funds withheld liabilities on coinsurance or modified coinsurance agreements are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of an allowance for credit loss (“ACL”).
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. See “— Investments — Other Invested Assets” for information on funds withheld assets.
Premiums, fees, policyholder liability remeasurement (gains) losses, and policyholder benefits and claims include amounts assumed under reinsurance agreements and are reported net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
MLIC - 17

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Investments
Net Investment Income
Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes: (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for FVO securities.
Net Investment Gains (Losses)
Net investment gains (losses) include primarily (i) realized gains (losses) from sales and other disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes and, to a lesser extent, (iii) recognized gains (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the ACL include both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and certain leases, and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities and certain OLPI and REJV.
Net investment gains (losses) also include non-investment portfolio gains (losses) which do not relate to the performance of the investment portfolio, including gains (losses) from sales and divestitures of businesses and impairment of property, equipment, leasehold improvements and right-of-use (“ROU”) assets.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 10 “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products.” The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 10 “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss.”
MLIC - 18

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company may originate or acquire mortgage loans and in certain cases transfer an interest under participation agreements. The Company accounts for transfers of an interest in a mortgage loan as sales if the transfers meet both the conditions of a participating interest and the conditions for sale accounting. The Company also acquires mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a participation agreement. Mortgage loans acquired from affiliates that do not meet the conditions for sale accounting are treated as mortgage secured loans and reported within mortgage loans on the balance sheet.
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 10.
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase or origination based on expected lifetime credit loss on mortgage loans, in an amount that represents the portion of the amortized cost basis of such mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected.
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses). Upon foreclosure, the mortgage is de-recognized, the collateral received is recognized at fair value, and any difference between the net carrying value of the mortgage loan and the fair value of the collateral received is recognized within net investment gains (losses).
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
Mortgage loans that are designated as held-for-sale are carried at the lower of amortized cost or estimated fair value.
MLIC - 19

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability when the carrying value of the real estate exceeds its estimated fair value and whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value.
Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less estimated disposition costs.
Real Estate Joint Ventures and Other Limited Partnership Interests
The Company uses the equity method of accounting or the FVO for an investee when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a VIE. Under the equity method, the Company recognizes its share of the investee's earnings within net investment income. Contributions made by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
The Company accounts for its interest in REJV and OLPI in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
The Company consolidates REJV and OLPI when it holds a controlling financial interest, or it is deemed the primary beneficiary of an investee that is a VIE. Assets of certain consolidated REJV and OLPI are initially recorded at estimated fair value. The Company elects the FVO for certain REJV that are managed on a total return basis. Unrealized gains (losses) representing changes in estimated fair value for REJV and OLPI recorded at estimated fair value are recognized in net investment income.
The Company routinely evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount is not recoverable and exceeds its estimated fair value. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized. Such an impairment is charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
MLIC - 20

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Other Invested Assets
Other invested assets consist principally of the following:
•Freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.
•Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
•Investment in an operating joint venture that engages in insurance underwriting activities is accounted for under the equity method.
•Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate.
•Affiliated investments are comprised of affiliated loans which are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Company-owned life insurance policies are carried at cash surrender value.
•FVO securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.
•Tax equity investments include low income housing tax credit partnerships and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Beginning January 1, 2024, tax equity investments that meet certain criteria are accounted for using the proportional amortization method, where the initial cost of the investment is amortized in proportion to the tax credits received and recognized as a component of income tax expense (benefit). Tax equity investments which do not meet the qualification criteria for the proportional amortization method are accounted for using the equity method of accounting. See Note 18.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed by FHLBNY. Dividends are recognized in net investment income when declared.
MLIC - 21

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
•Net investment in leveraged leases is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, and is reported net of non-recourse debt. Income is recognized by applying the leveraged lease’s estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax benefit. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
•Net investment in direct financing leases is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL. Income is recognized by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
Securities Lending Transactions and Repurchase Agreements
The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions and repurchase agreements are recognized as investment income and investment expense, respectively, within net investment income.
Securities Lending Transactions
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
Repurchase Agreements
The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company sells securities and receives cash in an amount generally equal to 85% to 100% of the estimated fair value of the securities sold at the inception of the transaction, with a simultaneous agreement to repurchase such securities at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash held to the estimated fair value of the securities sold throughout the duration of the transaction and additional cash or securities are obtained as necessary. Securities sold under such transactions may be sold or re-pledged by the transferee.
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
MLIC - 22

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:	Derivative:
Net investment income	•	Economic hedges of equity method investments in joint ventures
	•	Economic hedges of FVO securities which are linked to equity indices
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
MLIC - 23

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Embedded Derivatives
The Company issues certain products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
•the contract or contract feature does not meet the definition of a MRB;
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
Employee Benefit Plans
The Company sponsors a U.S. nonqualified defined benefit pension plan covering eligible MetLife employees. A December 31 measurement date is used for the Company’s defined benefit pension plan.
The Company recognizes the funded status of its defined benefit pension plan, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation (“PBO”) for pension benefits, in other liabilities.
Actuarial gains and losses result from differences between the plan’s actual experience and the assumed experience on PBO during a particular period and are recorded in accumulated OCI (“AOCI”). To the extent such gains and losses exceed 10% of the PBO, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.
Net periodic benefit costs are determined using management’s estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit).
MLIC - 24

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company sponsors a nonqualified defined contribution plan for all MetLife employees who qualify. This nonqualified defined contribution plan provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
Income Tax
Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
MLIC - 25

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
Litigation Contingencies
The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 19, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Stock-Based Compensation
The Company does not issue any awards payable in its common stock or options to purchase its common stock. MetLife, Inc. grants certain employees stock-based compensation awards under various plans, subject to vesting conditions. In accordance with a services agreement with an affiliate, the Company bears a proportionate share of stock-based compensation expense. The Company’s expense related to stock-based compensation included in other expenses was $56 million, $67 million and $67 million for the years ended December 31, 2024, 2023 and 2022, respectively.
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost which approximates estimated fair value.
Property, Equipment and Leasehold Improvements
Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization on property and equipment are determined using the straight-line method over the estimated useful lives of the assets, generally ranging from four to 40 years. Leasehold improvements are amortized over the shorter of the remaining lease term or useful life up to 20 years. The cost basis of the property, equipment and leasehold improvements was $800 million and $826 million at December 31, 2024 and 2023, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $746 million and $727 million at December 31, 2024 and 2023, respectively.
Leases
The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the Company recognizes the ROU asset in other assets and the lease liability in other liabilities. The Company evaluates whether a ROU asset is impaired when events or changes in circumstances indicate that its carrying amount may not be recoverable. Leases with an initial term of 12 months or less are not recorded on the balance sheet and the associated lease costs are recorded as an expense on a straight-line basis over the lease term.
MLIC - 26

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets and lease liabilities are determined using the Company’s incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets also include lease payments and exclude lease incentives. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.
The Company has lease agreements with lease and non-lease components. The Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.
The majority of the Company’s leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.
Other Revenues
Other revenues primarily include fees related to service contracts from customers for prepaid legal plans and administrative services-only (“ASO”) contracts, as well as recordkeeping and administrative services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and interest on ceded reinsurance deposit assets. These amounts are recognized as earned.
Policyholder Dividends
Policyholder dividends are approved annually by Metropolitan Life Insurance Company’s Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company.
Foreign Currency
Assets, liabilities and operations of foreign affiliates and subsidiaries, as well as investments accounted for under the equity method, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. For most of the Company’s foreign operations, the local currency is the functional currency. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.
Goodwill
Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of the cost of the acquired entity over the estimated fair value of such assets acquired and liabilities assumed. Goodwill is not amortized, but is tested for impairment at least annually, or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.
For the 2024 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $84 million, $2 million and $31 million in the Group Benefits, RIS and MetLife Holdings segments, respectively, at both December 31, 2024 and 2023.
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates (“ASUs”) to the FASB Accounting Standards Codification. The Company considers the applicability and
MLIC - 27

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
Adopted Accounting Pronouncements
The table below describes the impacts of the ASUs recently adopted by the Company.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures
The amendments in the ASU are intended to improve segment disclosure requirements primarily through enhanced disclosures about significant segment expenses. The key amendments include:
(i) disclosures on significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”) and included within each reported measure of segment profit or loss on an annual and interim basis;
(ii) disclosures on an amount for other segment items by segment and a description of its composition on an annual and interim basis. The other segment items category is the difference between segment revenue less the significant expenses disclosed and each reported measure of segment profit or loss;
(iii) providing all annual disclosures on a segment’s profit or loss and assets currently required by FASB ASC Topic 280, Segment Reporting in interim periods; and
(iv) specifying the title and position of the CODM.

		Effective for annual periods beginning January 1, 2024 and interim periods beginning January 1, 2025, applied on a retrospective basis.	The Company has included the enhanced disclosures within Note 2.
ASU 2023-02, Investments—Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method
The amendments in this update permit reporting entities to elect to account for their tax equity investments, regardless of the tax credit program from which the income tax credits are received, using the proportional amortization method if certain conditions are met. In addition, disclosures describing the nature of the investments and related income tax credits and benefits will be required.
January 1, 2024, the Company adopted this update, applying a modified retrospective basis.
The Company has elected to use the proportional amortization method to account for its tax equity investments that meet the required criteria. The adoption of this update resulted in a decrease to retained earnings of $219 million, net of income tax, primarily related to the Company’s tax equity investments reported within other invested assets, as of January 1, 2024.

MLIC - 28

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2024 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses, as amended by ASU 2025-01, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Clarifying The Effective Date

The key amendments in this update require disclosures in the notes to financial statements around employee compensation costs, depreciation, intangible asset amortization and certain other costs and expenses. Information on selling expenses incurred is also required.

Effective for annual periods beginning January 1, 2027, and
interim periods beginning January 1, 2028, to be applied prospectively with an option for retrospective application (with early adoption permitted).
The Company is evaluating the impact of the guidance on its consolidated financial statements.
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures
Among other things, the amendments in this update require that public business entities, on an annual basis: (i) disclose specific categories in the rate reconciliation and (ii) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this update require that all entities disclose on an annual basis the following information about income taxes paid: (i) the amount of income taxes paid (net of refunds received) disaggregated by federal (national), state, and foreign taxes and (ii) the amount of income taxes paid (net of refunds received) disaggregated by individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than five percent of total income taxes paid (net of refunds received).
		Effective for annual periods beginning January 1, 2025, to be applied prospectively with an option for retrospective application (with early adoption permitted).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
MLIC - 29

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information
The Company is organized into three segments: Group Benefits, RIS and MetLife Holdings. In addition, the Company reports certain of its results of operations in Corporate & Other.
Group Benefits
The Group Benefits segment, based in the U.S., offers a broad range of products to corporations and their respective employees, other institutions and their respective members, as well as individuals. These products include term, variable and universal life insurance, dental, group and individual disability and accident & health insurance.
RIS
The RIS segment, based in the U.S., offers a broad range of life and annuity-based insurance and investment products to corporations and their respective employees, other institutions and their respective members, as well as individuals. These products include stable value and pension risk transfer products, institutional income annuities, structured settlements, benefit funding solutions and capital markets investment products.
MetLife Holdings
The MetLife Holdings segment consists of operations relating to products and businesses that the Company no longer actively markets in the U.S. These include variable, universal, term and whole life insurance, variable, fixed and index-linked annuities and long-term care insurance.
Financial Measure and Segment Accounting Policies
Adjusted earnings is used by the Company’s CODM, its chief executive officer, to evaluate performance and allocate resources. Adjusted earnings and related measures based on adjusted earnings are also the measures by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and related measures based on adjusted earnings allow analysis of the Company’s performance relative to its business plan and facilitate comparisons to industry results.
Consistent with GAAP guidance for segment reporting, adjusted earnings is the Company’s GAAP measure of segment performance and is reported below. The Company believes the presentation of adjusted earnings enhances its investors’ understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.
Adjusted earnings focuses on the Company’s primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, (iii) revenues and costs related to divested businesses, and (iv) other adjustments. Also, adjusted earnings excludes results of discontinued operations under GAAP.
Market volatility can have a significant impact on the Company’s financial results. Adjusted earnings for the Company’s segments excludes net investment gains (losses), net derivative gains (losses), MRB remeasurement gains (losses) and goodwill impairments. Further, net investment income excludes adjusted earnings adjustments relating to joint ventures accounted for under the equity method, and policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.
Asymmetrical and non-economic accounting adjustments are made in calculating adjusted earnings for the Company’s segments:
•Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment.
•Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of FPBs, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic
MLIC - 30

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.
•Policyholder liability remeasurement gains (losses) excludes asymmetrical accounting associated with in-force reinsurance.
•Interest credited to PABs excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.
Divested businesses are those that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP.
Other adjustments, which are applicable to the Company’s segments, are made in calculating adjusted earnings:
•Net investment income and interest credited to PABs excludes certain amounts related to contractholder-directed equity securities. Net investment income excludes returns on invested assets and cash and cash equivalents subject to ceded reinsurance arrangements with third parties (“Reinsurance adjustments”).
•Other revenues include fee revenue on synthetic guaranteed interest contracts (“GICs”) accounted for as freestanding derivatives.
•Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•Other expenses exclude (i) Reinsurance adjustments, (ii) implementation of new insurance regulatory requirements and other costs, and (iii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.
Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.
The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
The Company’s segment accounting policies are the same as those used to prepare the Company’s consolidated financial statements. In addition, segment accounting policies include the method of capital allocation described below.
Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife’s and the Company’s businesses.
MetLife’s economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife’s management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.
Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company’s consolidated net investment income, net income (loss) or adjusted earnings.
Net investment income is based upon the actual results of each segment’s specifically identifiable investment portfolios adjusted for allocated equity. Expenses are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company’s product pricing.
MLIC - 31

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

Corporate & Other
Corporate & Other contains various start-up, developing and run-off businesses, including the Company’s ancillary non-U.S. operations. Also included in Corporate & Other are: the excess capital, as well as certain charges and activities, not allocated to the segments (including enterprise-wide strategic initiatives), interest expense related to the majority of the Company’s outstanding debt, expenses associated with certain legal proceedings and income tax audit issues and the elimination of intersegment amounts (which generally relate to intersegment loans bearing interest rates commensurate with related borrowings).
The financial measure and accounting policies used to prepare the Company’s segment results are the same as those used to prepare results for Corporate & Other. See “— Financial Measure and Segment Accounting Policies.”
Set forth in the tables below is certain financial information with respect to the Company’s segments for the years ended December 31, 2024, 2023 and 2022.

Year Ended December 31, 2024	Group Benefits	RIS	MetLife Holdings
	(In millions)
Revenues
Premiums	$21,430	$3,844	$2,289
Universal life and investment-type product policy fees	909	263	306
Net investment income (1)	1,223	6,717	3,600
Other revenues	723	278	165

Expenses
Policyholder benefits and claims and policyholder dividends	18,633	6,440	4,203
Policyholder liability remeasurement (gains) losses	(1)	(157)	10
Interest credited to PABs	190	2,844	369
Other expenses:
Amortization of DAC and VOBA	25	40	196
Interest expense on debt	2	15	14
Other segment expenses (2)	3,529	315	787
Provision for income tax expense (benefit)	401	332	154
Adjusted earnings	$1,506	$1,273	$627

Year Ended December 31, 2023	Group Benefits	RIS	MetLife Holdings
	(In millions)
Revenues
Premiums	$20,593	$1,776	$2,346
Universal life and investment-type product policy fees	878	264	519
Net investment income (1)	1,272	6,508	3,991
Other revenues	711	256	197

Expenses
Policyholder benefits and claims and policyholder dividends	17,976	4,163	4,462
Policyholder liability remeasurement (gains) losses	(26)	(158)	34
Interest credited to PABs	193	2,492	582
Other expenses:
Amortization of DAC and VOBA	26	31	224
Interest expense on debt	2	14	13
Other segment expenses (2)	3,300	513	795
Provision for income tax expense (benefit)	416	365	182
Adjusted earnings	$1,567	$1,384	$761

MLIC - 32

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

Year Ended December 31, 2022	Group Benefits	RIS	MetLife Holdings
	(In millions)
Revenues
Premiums	$20,269	$8,425	$2,495
Universal life and investment-type product policy fees	855	267	695
Net investment income (1)	1,126	5,236	4,393
Other revenues	653	407	149

Expenses
Policyholder benefits and claims and policyholder dividends	18,157	10,666	4,757
Policyholder liability remeasurement (gains) losses	7	(85)	67
Interest credited to PABs	143	1,687	643
Other expenses:
Amortization of DAC and VOBA	26	28	237
Interest expense on debt	1	8	8
Other segment expenses (2)	3,055	340	801
Provision for income tax expense (benefit)	318	350	240
Adjusted earnings	$1,196	$1,341	$979
__________________
(1)The percentage of net investment income from equity method invested assets by segment was as follows:

	Years Ended December 31,
	2024	2023	2022
Group Benefits	—%	—%	1%
RIS	3%	1%	5%
MetLife Holdings	4%	2%	7%
(2)Includes direct and allocated expenses, pension, postretirement and postemployment benefit costs, premium taxes, other taxes, and licenses & fees, as well as commissions and other variable expenses. This line item is net of capitalization of DAC.
The Company does not report total assets by segment, as this metric is not used to allocate resources or evaluate segment performance.
MLIC - 33

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

The following table presents the reconciliation of certain financial measures used in calculating segment results to those used in calculating consolidated Company results:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Total segment adjusted earnings	$3,406	$3,712	$3,516
Corporate & Other	(32)	(223)	(510)
Total consolidated adjusted earnings	3,374	3,489	3,006
Net investment gains (losses)	(450)	(1,375)	(127)
Net derivative gains (losses)	(106)	(1,537)	752
Market risk benefit remeasurement gains (losses)	932	703	3,379
Investment hedge adjustments	(399)	(777)	(576)
Other	142	12	(74)
Provision for income tax (expense) benefit	(8)	620	(704)
Net income (loss)	$3,485	$1,135	$5,656

Segment revenues:
Group	$24,285	$23,454	$22,903
RIS	11,102	8,804	14,335
MetLife Holdings	6,360	7,053	7,732
Total segment revenues	41,747	39,311	44,970
Net investment gains (losses)	(450)	(1,375)	(127)
Net derivative gains (losses)	(106)	(1,537)	752
Investment hedge adjustments	(399)	(777)	(576)
Other	1,123	727	428
Total consolidated revenues	$41,915	$36,349	$45,447
MLIC - 34

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company’s segments, as well as Corporate & Other:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Life insurance	$14,753	$14,721	$14,809
Accident & health insurance	10,952	10,460	10,111
Annuities	4,678	2,412	9,346
Other	453	462	434
Total	$30,836	$28,055	$34,700
Substantially all of the Company’s consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.
Revenues derived from one RIS customer were $8.1 billion for the year ended December 31, 2022, which represented 23% of consolidated premiums, universal life and investment-type product policy fees and other revenues. The revenue was from a single premium received for a pension risk transfer. Revenues derived from one Group Benefits customer were $3.7 billion, $3.6 billion and $3.8 billion for the years ended December 31, 2024, 2023 and 2022, respectively, which represented 12%, 13% and 11% of the consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2024, 2023 or 2022.
3. Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies. These liabilities are comprised of traditional and limited-payment contracts and associated DPLs, additional insurance liabilities, participating life and short-duration contracts.
The Company’s FPBs on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Traditional and Limited-Payment Contracts:
RIS - Annuities	$47,551	$48,695
MetLife Holdings - Long-term care	14,537	15,240
Deferred Profit Liabilities:
RIS - Annuities	3,086	3,000
Additional Insurance Liabilities:
MetLife Holdings - Universal and variable universal life	1,969	1,841
MetLife Holdings - Participating life	42,663	43,586
Other long-duration (1)	6,300	6,605
Short-duration and other	10,513	10,215
Total	$126,619	$129,182
__________________
(1) This balance represents liabilities for various smaller product lines across all segments.
Rollforwards - Traditional and Limited-Payment Contracts
The following information about the direct and assumed liability for FPBs includes disaggregated rollforwards of expected future net premiums and expected future benefits. The products grouped within these rollforwards were selected
MLIC - 35

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business. The adjusted balance in each disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforwards and accompanying financial information do not include a reduction for amounts ceded to reinsurers, except with respect to ending net liability for FPB balances where applicable. See Note 8 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
RIS - Annuities
The RIS segment’s annuity products include pension risk transfers, certain structured settlements and certain institutional income annuities, which are mainly single premium spread-based products. Information regarding these products was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$—	$—	$—

Balance at January 1, at original discount rate	$—	$—	$—
Effect of changes in cash flow assumptions (1)	—	—	—
Effect of actual variances from expected experience (2)	(16)	(44)	—
Adjusted balance	(16)	(44)	—
Issuances	3,557	1,607	8,326
Net premiums collected	(3,541)	(1,563)	(8,326)
Balance at December 31, at original discount rate	—	—	—
Balance at December 31, at current discount rate at balance sheet date	$—	$—	$—

Present Value of Expected FPBs
Balance at January 1, at current discount rate at balance sheet date	$48,886	$48,190	$54,172

Balance at January 1, at original discount rate	$47,991	$49,194	$42,453
Effect of changes in cash flow assumptions (1)	(234)	(193)	(99)
Effect of actual variances from expected experience (2)	(90)	(411)	(136)
Adjusted balance	47,667	48,590	42,218
Issuances	3,578	1,642	8,427
Interest accrual	2,421	2,377	2,182
Benefit payments	(4,475)	(4,618)	(3,633)
Balance at December 31, at original discount rate	49,191	47,991	49,194
Effect of changes in discount rate assumptions	(1,281)	895	(1,004)
Balance at December 31, at current discount rate at balance sheet date	47,910	48,886	48,190

Cumulative amount of fair value hedging adjustments	(359)	(191)	(200)
Net liability for FPBs	$47,551	$48,695	$47,990

Undiscounted - Expected future benefit payments	$93,692	$93,959	$95,493
Discounted - Expected future benefit payments (at current discount rate at balance sheet date)	$47,910	$48,886	$48,190
Weighted-average duration of the liability	9 years	9 years	9 years
Weighted-average interest accretion (original locked-in) rate	5.1%	5.0%	4.9%
Weighted-average current discount rate at balance sheet date	5.6%	5.1%	5.5%
__________________
(1)    For the year ended December 31, 2024, the net effect of changes in cash flow assumptions was partially offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $112 million. For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was largely offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $136 million. For the year ended December 31, 2022, the net effect of changes in cash flow assumptions was more than offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $113 million.
MLIC - 36

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
(2)    For the year ended December 31, 2024, the net effect of actual variances from expected experience was partially offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $39 million. For the year ended December 31, 2023, the net effect of actual variances from expected experience was largely offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $269 million. For the year ended December 31, 2022, the net effect of actual variances from expected experience was partially offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $51 million.
For each of the years ended December 31, 2024, 2023 and 2022, the net effect of changes in cash flow assumptions was primarily driven by updates in assumptions related to mortality.
For the years ended December 31, 2024 and 2022, the net effect of actual variances from expected experience was primarily driven by favorable mortality. For the year ended December 31, 2023, the net effect of actual variances from expected experience was primarily driven by favorable mortality, an amendment of an affiliated reinsurance agreement and model refinements.
When single premium annuity contracts are issued, the FPB reserve is required to be measured at an upper-medium grade discount rate. Due to differences between the upper-medium grade discount rate and pricing assumptions used to determine the contractual premium, the initial FPB reserve at issue for a particular cohort may be greater than the contractual premium received, and the difference must be recognized as an immediate loss at issue. On these cohorts, future experience that differs from expected experience and changes in cash flow assumptions result in the recognition of remeasurement gains and losses with net remeasurement gains limited to the amount of the original loss at issue, after which any favorable experience is deferred and recorded within the DPL. For the year ended December 31, 2024, the Company recognized a net remeasurement gain related to the net effect of changes in cash flow assumptions. For the year ended December 31, 2022, the Company incurred a loss at issue of $91 million and recognized a net remeasurement gain of $8 million attributable to cohorts with no DPL or where the DPL was depleted during the year.
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB for the RIS segment’s annuity products include actual premiums, actual benefits, in-force data, locked-in claim-related expense, the locked-in interest accretion rate, the current upper-medium grade discount rate at the balance sheet date and best estimate mortality assumptions.
MLIC - 37

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
MetLife Holdings - Long-term Care
The MetLife Holdings segment’s long-term care products offer protection against potentially high costs of long-term health care services. Information regarding these products was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$5,687	$5,775	$7,058

Balance at January 1, at original discount rate	$5,566	$5,807	$5,699
Effect of changes in cash flow assumptions	212	(152)	272
Effect of actual variances from expected experience	74	199	120
Adjusted balance	5,852	5,854	6,091
Interest accrual	285	294	298
Net premiums collected	(569)	(582)	(582)
Balance at December 31, at original discount rate	5,568	5,566	5,807
Effect of changes in discount rate assumptions	(93)	121	(32)
Balance at December 31, at current discount rate at balance sheet date	$5,475	$5,687	$5,775

Present Value of Expected FPBs
Balance at January 1, at current discount rate at balance sheet date	$20,927	$19,619	$27,627

Balance at January 1, at original discount rate	$20,494	$20,165	$19,406
Effect of changes in cash flow assumptions	205	(190)	301
Effect of actual variances from expected experience	84	223	115
Adjusted balance	20,783	20,198	19,822
Interest accrual	1,089	1,070	1,043
Benefit payments	(848)	(774)	(700)
Balance at December 31, at original discount rate	21,024	20,494	20,165
Effect of changes in discount rate assumptions	(1,012)	433	(546)
Balance at December 31, at current discount rate at balance sheet date	20,012	20,927	19,619
Other adjustments	—	—	1
Net liability for FPBs	$14,537	$15,240	$13,845

Undiscounted:
Expected future gross premiums	$10,644	$10,603	$11,201
Expected future benefit payments	$44,981	$45,016	$45,872
Discounted (at current discount rate at balance sheet date):
Expected future gross premiums	$6,966	$7,139	$7,200
Expected future benefit payments	$20,012	$20,927	$19,619
Weighted-average duration of the liability	14 years	15 years	15 years
Weighted -average interest accretion (original locked-in) rate	5.4%	5.4%	5.5%
Weighted-average current discount rate at balance sheet date	5.8%	5.2%	5.6%
For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was primarily driven by updates in policyholder behavior assumptions related to claim utilization experience, which lowered the expected cost of care. This was partially offset by updates in assumptions associated with an increase in incidence rates. For the year ended December 31, 2022, the net effect of changes in cash flow assumptions was primarily driven by updates in operational assumptions related to inflation, which increased the expected cost of care.
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPBs reserve for long-term care products include actual premiums, actual benefits, in-force data, locked-in claim-related expense, the locked-in interest accretion rate, current upper-medium grade discount rate at the balance sheet date and best estimate assumptions. The best estimate
MLIC - 38

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
assumptions include mortality, lapse, incidence, claim utilization, claim cost inflation, claim continuance, and premium rate increases.

Rollforward - Additional Insurance Liabilities
The Company establishes additional insurance liabilities for annuitization, death or other insurance benefits for universal life and variable universal life contract features where the Company guarantees to the contractholder either a secondary guarantee or a guaranteed paid-up benefit. The policy can remain in force, even if the base policy account value is zero, as long as contractual secondary guarantee requirements have been met.
The following information about the direct liability for additional insurance liabilities includes a disaggregated rollforward. The products grouped within the rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business. The adjusted balance in the disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers. See Note 8 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MetLife Holdings
The MetLife Holdings segment’s universal life and variable universal life products offer a contract feature where the Company guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit. Information regarding these additional insurance liabilities was as follows:

	Years Ended December 31,
	2024	2023	2022
	Universal and Variable Universal Life
	(Dollars in millions)
Balance, at January 1	$1,841	$1,642	$1,623
Less: AOCI adjustment	(14)	(63)	66
Balance, at January 1, before AOCI adjustment	1,855	1,705	1,557
Effect of changes in cash flow assumptions	(1)	26	18
Effect of actual variances from expected experience	37	16	31
Adjusted balance	1,891	1,747	1,606
Assessments accrual	89	91	90
Interest accrual	97	90	82
Excess benefits paid	(91)	(73)	(73)
Balance, at December 31, before AOCI adjustment	1,986	1,855	1,705
Add: AOCI adjustment	(17)	(14)	(63)
Balance, at December 31	1,969	1,841	1,642
Less: Reinsurance recoverables	1,969	1,841	627
Balance, at December 31, net of reinsurance	$—	$—	$1,015

Weighted-average duration of the liability	16 years	17 years	18 years
Weighted-average interest accretion rate	5.2%	5.2%	5.2%
Significant Methodologies and Assumptions
Liabilities for ULSG and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments.
MLIC - 39

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
The guaranteed benefits are estimated over a range of scenarios. The significant assumptions used in estimating the ULSG and paid-up guarantee liabilities are investment income, mortality, lapses, and premium payment pattern and persistency. In addition, projected earned rate and crediting rates are used to project the account values and excess death benefits and assessments. The discount rate is equal to the crediting rate for each annual cohort and is locked-in at inception.
The Company’s gross premiums or assessments and interest expense recognized in the consolidated statements of operations for long-duration contracts, excluding MetLife Holdings’ participating life contracts, were as follows:

	Years Ended December 31,
	2024		2023		2022
	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)
	(In millions)
Traditional and Limited-Payment Contracts:
RIS - Annuities	$3,617	$2,421	$1,584	$2,377	$8,353	$2,182
MetLife Holdings - Long-term care	724	804	731	776	734	745
Deferred Profit Liabilities:
RIS - Annuities	N/A	150	N/A	144	N/A	136
Additional Insurance Liabilities:
MetLife Holdings - Universal and variable universal life	370	97	452	90	470	82
Other long-duration	888	306	887	304	821	301
Total	$5,599	$3,778	$3,654	$3,691	$10,378	$3,446
__________________
(1)Gross premiums are related to traditional and limited-payment contracts and are included in premiums. Assessments are related to additional insurance liabilities and are included in universal life and investment-type product policy fees and net investment income.
(2)Interest expense is included in policyholder benefits and claims.
Participating Business
Participating business represented 2% of the Company’s life insurance in-force at both December 31, 2024 and 2023. Participating policies represented 10%, 11% and 13% of gross traditional life insurance premiums for the years ended December 31, 2024, 2023 and 2022, respectively.
Liabilities for Unpaid Claims and Claim Expenses
The following is information about incurred and paid claims development by segment at December 31, 2024. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. The information about incurred and paid claims development prior to 2024 is presented as supplementary information.
MLIC - 40

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Group Benefits
Group Life - Term

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2024
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
	(Dollars in millions)
2015	$7,040	$7,015	$7,014	$7,021	$7,024	$7,025	$7,026	$7,026	$7,028	$7,030	$1	219,340
2016		7,125	7,085	7,095	7,104	7,105	7,104	7,107	7,109	7,110	1	221,405
2017			7,432	7,418	7,425	7,427	7,428	7,428	7,432	7,434	2	264,746
2018				7,757	7,655	7,646	7,650	7,651	7,652	7,659	3	253,393
2019					7,935	7,900	7,907	7,917	7,914	7,921	4	255,494
2020						8,913	9,367	9,389	9,384	9,388	6	302,292
2021							10,555	10,795	10,777	10,783	10	335,468
2022								9,640	9,653	9,662	21	335,417
2023									9,584	9,471	43	314,144
2024										9,909	1,226	264,726
Total										86,367
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(83,214)
All outstanding liabilities for incurral years prior to 2015, net of reinsurance										6
Total unpaid claims and claim adjustment expenses, net of reinsurance										$3,159

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
	(In millions)
2015	$5,524	$6,913	$6,958	$6,974	$7,008	$7,018	$7,022	$7,024	$7,027	$7,029
2016		5,582	6,980	7,034	7,053	7,086	7,096	7,100	7,106	7,109
2017			5,761	7,292	7,355	7,374	7,400	7,414	7,427	7,431
2018				6,008	7,521	7,578	7,595	7,629	7,646	7,652
2019					6,178	7,756	7,820	7,853	7,898	7,908
2020						6,862	9,103	9,242	9,296	9,353
2021							8,008	10,476	10,640	10,689
2022								7,101	9,399	9,536
2023									6,929	9,225
2024										7,282
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$83,214
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2024:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Life - Term	75.9%	21.6%	1.0%	0.3%	0.5%	0.2%	0.1%	0.1%	—%	—%
MLIC - 41

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Group Long-term Disability

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2024
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
	(Dollars in millions)
2015	$1,082	$1,105	$1,093	$1,100	$1,087	$1,081	$1,067	$1,086	$1,078	$1,069	$—	21,220
2016		1,131	1,139	1,159	1,162	1,139	1,124	1,123	1,086	1,108	—	17,974
2017			1,244	1,202	1,203	1,195	1,165	1,181	1,101	1,135	—	16,329
2018				1,240	1,175	1,163	1,147	1,170	1,102	1,150	—	15,216
2019					1,277	1,212	1,169	1,177	1,103	1,166	—	15,426
2020						1,253	1,223	1,155	1,100	1,158	—	15,813
2021							1,552	1,608	1,477	1,586	—	19,663
2022								1,641	1,732	1,578	7	18,364
2023									1,725	1,722	41	20,089
2024										1,890	840	12,419
Total										13,562
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(6,981)
All outstanding liabilities for incurral years prior to 2015, net of reinsurance										1,468
Total unpaid claims and claim adjustment expenses, net of reinsurance										$8,049

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
	(In millions)
2015	$50	$264	$427	$524	$601	$665	$718	$764	$801	$844
2016		49	267	433	548	628	696	750	769	839
2017			56	290	476	579	655	719	718	812
2018				54	314	497	594	666	663	775
2019					57	342	522	620	621	764
2020						59	355	535	560	706
2021							95	505	620	902
2022								76	609	721
2023									84	520
2024										98
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$6,981
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2024:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Long-term Disability	5.0%	24.2%	13.5%	9.3%	6.7%	6.0%	4.9%	4.8%	4.9%	4.0%
MLIC - 42

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Significant Methodologies and Assumptions
Group Life - Term and Group Long-term Disability incurred but not paid (“IBNP”) liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.
An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.
For Group Life - Term, first year incurred claims and allocated loss adjustment expenses increased in 2024 compared to the 2023 incurral year due to the growth in the size of the business. For Group Long-term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2024 compared to 2023 incurral year due to the growth in the size of the business.
The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-term Disability are updated annually to reflect emerging trends in claim experience.
Certain of the Group Life - Term customers have experience-rated contracts, whereby the group sponsor participates in the favorable and/or adverse claim experience, including favorable and/or adverse prior year development. Claim experience adjustments on these contracts are not reflected in the foregoing incurred and paid claim development tables, but are instead reflected as an increase (adverse experience) or decrease (favorable experience) to premiums on the consolidated statements of operations.
Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.
The liabilities for Group Long-term Disability unpaid claims and claim adjustment expenses were $6.8 billion and $6.7 billion at December 31, 2024 and 2023, respectively. Using interest rates ranging from 3% to 8%, based on the incurral year, the total discount applied to these liabilities was $1.5 billion and $1.3 billion at December 31, 2024 and 2023, respectively. The amount of interest accretion recognized was $464 million, $516 million and $461 million for the years ended December 31, 2024, 2023 and 2022, respectively. These amounts were reflected in policyholder benefits and claims.
For Group Life - Term, claims were based upon individual death claims. For Group Long-term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.
The incurred and paid claims disclosed for the Group Life - Term product includes activity related to the product’s continued protection feature; however, the associated actuarial reserve for future benefit obligations under this feature is excluded from the liability for unpaid claims.
The Group Long-term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.
MLIC - 43

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Reconciliation of the Disclosure of Incurred and Paid Claims Development to the Liability for Unpaid Claims and Claim Adjustment Expenses
The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

	December 31, 2024
	(In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
Group Benefits:
Group Life - Term	$3,159
Group Long-term Disability	8,049
Total		$11,208
Other insurance lines - all segments combined		897
Total unpaid claims and allocated claims adjustment expenses, net of reinsurance		12,105

Reinsurance recoverables on unpaid claims:
Group Benefits:
Group Life - Term	10
Group Long-term Disability	297
Total		307
Other insurance lines - all segments combined		29
Total reinsurance recoverable on unpaid claims		336
Total unpaid claims and allocated claims adjustment expense		12,441
Discounting		(1,506)
Liability for unpaid claims and claim adjustment liabilities - short-duration		10,935
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines		763
Total liability for unpaid claims and claim adjustment expense (includes $7.0 billion of FPBs and $4.7 billion of other policy-related balances)		$11,698

MLIC - 44

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$11,609	$11,300	$10,820
Less: Reinsurance recoverables	1,740	1,633	1,857
Net balance at January 1,	9,869	9,667	8,963
Incurred related to:
Current year	20,371	19,983	19,997
Prior years (1)	(264)	14	359
Total incurred	20,107	19,997	20,356
Paid related to:
Current year	(15,047)	(14,484)	(14,439)
Prior years	(5,235)	(5,311)	(5,213)
Total paid	(20,282)	(19,795)	(19,652)
Net balance at December 31,	9,694	9,869	9,667
Add: Reinsurance recoverables	2,004	1,740	1,633
Balance at December 31,	$11,698	$11,609	$11,300
__________________
(1)For the year ended December 31, 2024, incurred claims and claim adjustment expenses associated with prior years decreased due to favorable claims experience in the current year. For the year ended December 31, 2023, incurred claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in 2023. For the year ended December 31, 2022, incurred claims and claim adjustment expenses include expenses associated with prior years but reported in 2022 which contain impacts related to the COVID-19 pandemic, partially offset by additional premiums recorded for experience-rated contracts that are not reflected in the table above.
MLIC - 45

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Policyholder Account Balances
The Company establishes liabilities for PABs, which are generally equal to the account value, and which includes accrued interest credited, but excludes the impact of any applicable charge that may be incurred upon surrender.

The Company’s PABs on the consolidated balance sheets were as follows at:

	December 31, 2024	December 31, 2023
	(In millions)
Group Benefits - Group life	$7,469	$7,605
RIS:
Capital markets investment products and stable value GICs	57,799	58,554
Annuities and risk solutions	11,673	10,650
MetLife Holdings - Annuities	9,513	10,888
Other	15,686	16,197
Total	$102,140	$103,894
MLIC - 46

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Rollforwards
The following information about the direct and assumed liability for PABs includes year-to-date disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business. Policy charges presented in each disaggregated rollforward reflect a premium and/or assessment based on the account balance.
Group Benefits
Group Life
The Group Benefits segment’s group life PABs predominantly consist of retained asset accounts, universal life products, and the fixed account of variable life insurance products. Information regarding this liability was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$7,605	$7,954	$7,889
Deposits	3,481	3,227	3,227
Policy charges	(658)	(635)	(612)
Surrenders and withdrawals	(3,132)	(3,121)	(2,680)
Benefit payments	(13)	(12)	(10)
Net transfers from (to) separate accounts	(3)	—	(2)
Interest credited	189	192	142
Balance at December 31,	$7,469	$7,605	$7,954

Weighted-average annual crediting rate	2.5%	2.5%	1.8%

At period end:
Cash surrender value	$7,407	$7,543	$7,900
Net amount at risk, excluding offsets from reinsurance:
In the event of death (1)	$263,198	$250,033	$244,638
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MLIC - 47

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The Group Benefits segment’s group life product account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$456	$—	$726	$4,086	$5,268
Equal to or greater than 2% but less than 4%	1,247	100	61	1	1,409
Equal to or greater than 4%	682	—	39	37	758
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	34
Total	$2,385	$100	$826	$4,124	$7,469

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$863	$4,558	$5,421
Equal to or greater than 2% but less than 4%	1,196	9	62	2	1,269
Equal to or greater than 4%	727	1	43	34	805
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	110
Total	$1,923	$10	$968	$4,594	$7,605

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$899	$4,471	$236	$5,606
Equal to or greater than 2% but less than 4%	1,303	52	21	—	1,376
Equal to or greater than 4%	803	1	11	30	845
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	127
Total	$2,106	$952	$4,503	$266	$7,954
RIS
Capital Markets Investment Products and Stable Value GICs
The RIS segment’s capital markets investment products and stable value GICs in PABs are investment-type products, mainly funding agreements.
In addition, the Company has entered into funding agreements with FHLBNY and a subsidiary of the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. (“Farmer Mac”). The PAB balances for FHLBNY funding agreements were $12.8 billion and $13.0 billion at December 31, 2024 and 2023, respectively. These advances are collateralized by residential mortgage-backed securities (“RMBS”) with an estimated fair value of $16.4 billion and $15.9 billion at December 31, 2024 and 2023, respectively. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY. The PAB balances for the Farmer Mac funding agreements were $2.1 billion at both December 31, 2024 and 2023. The obligations under the Farmer Mac funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The carrying value of such collateral was $2.2 billion at both December 31, 2024 and 2023.
MLIC - 48

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Information regarding the RIS segment’s capital markets investment products and stable value GICs in PABs was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$58,554	$58,508	$58,495
Deposits	65,802	62,605	74,689
Surrenders and withdrawals	(67,924)	(65,444)	(75,129)
Interest credited	2,190	1,907	1,190
Effect of foreign currency translation and other, net	(823)	978	(737)
Balance at December 31,	$57,799	$58,554	$58,508

Weighted-average annual crediting rate	3.8%	3.3%	2.1%
Cash surrender value at period end	$1,524	$1,583	$1,706
The RIS segment’s capital markets investment products and stable value GICs account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$—	$2,675	$2,675
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	55,124
Total	$—	$—	$—	$2,675	$57,799

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$1	$2,621	$2,622
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	55,932
Total	$—	$—	$1	$2,621	$58,554

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$1	$3,053	$3,054
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	55,454
Total	$—	$—	$1	$3,053	$58,508
MLIC - 49

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Annuities and Risk Solutions
The RIS segment’s annuity and risk solutions PABs include certain structured settlements and institutional income annuities, and benefit funding solutions that include postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. Information regarding this liability was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$10,650	$10,244	$10,009
Deposits	1,776	850	912
Policy charges	(123)	(160)	(135)
Surrenders and withdrawals	(518)	(215)	(176)
Benefit payments	(576)	(547)	(555)
Net transfers from (to) separate accounts	27	53	(1)
Interest credited	472	427	396
Other	(35)	(2)	(206)
Balance at December 31,	$11,673	$10,650	$10,244

Weighted-average annual crediting rate	4.3%	4.2%	4.0%

At period end:
Cash surrender value	$7,462	$6,798	$6,365
Net amount at risk, excluding offsets from reinsurance:
In the event of death (1)	$33,128	$33,148	$33,908
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MLIC - 50

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The RIS segment’s annuity and risk solutions account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$11	$2,083	$2,094
Equal to or greater than 2% but less than 4%	195	32	357	28	612
Equal to or greater than 4%	3,623	—	165	6	3,794
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	5,173
Total	$3,818	$32	$533	$2,117	$11,673

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$20	$1,490	$1,510
Equal to or greater than 2% but less than 4%	249	34	7	432	722
Equal to or greater than 4%	3,607	—	165	5	3,777
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	4,641
Total	$3,856	$34	$192	$1,927	$10,650

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$64	$1,201	$1,265
Equal to or greater than 2% but less than 4%	301	39	40	375	755
Equal to or greater than 4%	3,657	122	1	4	3,784
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	4,440
Total	$3,958	$161	$105	$1,580	$10,244
MLIC - 51

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
MetLife Holdings
Annuities
The MetLife Holdings segment’s annuity PABs primarily include fixed deferred annuities, the fixed account portion of variable annuities, certain income annuities, and embedded derivatives related to equity-indexed annuities. Information regarding this liability was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$10,888	$12,598	$13,692
Deposits	153	172	229
Policy charges	(11)	(12)	(13)
Surrenders and withdrawals	(1,609)	(1,916)	(1,453)
Benefit payments	(382)	(408)	(406)
Net transfers from (to) separate accounts	146	72	198
Interest credited	318	359	375
Other	10	23	(24)
Balance at December 31,	$9,513	$10,888	$12,598

Weighted-average annual crediting rate	3.2%	3.1%	2.9%

At period end:
Cash surrender value	$8,891	$10,181	$11,688
Net amount at risk, excluding offsets from reinsurance (1):
In the event of death (2)	$2,540	$2,821	$4,354
At annuitization or exercise of other living benefits (3)	$709	$646	$917
__________________
(1)Includes amounts for certain variable annuities recorded as PABs with the related guarantees recorded as MRBs which are disclosed in “MetLife Holdings – Annuities” in Note 5.
(2)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(3)For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.
MLIC - 52

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The MetLife Holdings segment’s annuity account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$2	$140	$441	$75	$658
Equal to or greater than 2% but less than 4%	1,639	5,669	519	107	7,934
Equal to or greater than 4%	392	151	6	—	549
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	372
Total	$2,033	$5,960	$966	$182	$9,513

December 31, 2023
Equal to or greater than 0% but less than 2%	$36	$307	$378	$252	$973
Equal to or greater than 2% but less than 4%	1,033	7,197	454	202	8,886
Equal to or greater than 4%	426	145	27	—	598
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	431
Total	$1,495	$7,649	$859	$454	$10,888

December 31, 2022
Equal to or greater than 0% but less than 2%	$934	$4	$8	$16	$962
Equal to or greater than 2% but less than 4%	9,381	892	186	12	10,471
Equal to or greater than 4%	593	43	—	—	636
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	529
Total	$10,908	$939	$194	$28	$12,598
5. Market Risk Benefits
The Company establishes liabilities for variable annuity contract features which include a minimum benefit guarantee that provides to the contractholder a minimum return based on their initial deposit less withdrawals. In some cases, the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets.
The Company’s MRB assets and MRB liabilities on the consolidated balance sheets were as follows at:

	December 31,
	2024			2023
	Asset	Liability	Net	Asset	Liability	Net
	(In millions)
MetLife Holdings - Annuities	$231	$2,300	$2,069	$156	$2,858	$2,702
Other	15	39	24	21	20	(1)
Total	$246	$2,339	$2,093	$177	$2,878	$2,701
Rollforwards
The following information about the direct and assumed liabilities (assets) for MRBs includes a disaggregated rollforward. The products grouped within this rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business.
MetLife Holdings - Annuities
The MetLife Holdings segment’s variable annuity products offer contract features where the Company guarantees to the contractholder a minimum benefit, which includes guaranteed minimum death benefits (“GMDBs”) and living benefit
MLIC - 53

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
guarantees. The GMDB contract features include return of premium, which provides a return of the purchase payment upon death, annual step-up and roll-up and step-up combinations. The living benefit guarantees contract features primarily include guaranteed minimum income benefits (“GMIBs”), which provide a minimum accumulation of purchase payments that can be annuitized to receive a monthly income stream, and guaranteed minimum withdrawal benefits (“GMWBs”), which provide a series of withdrawals, provided that withdrawals in a contract year do not exceed a contractual limit. Information regarding MetLife Holdings annuity products was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$2,702	$3,071	$5,715

Balance, beginning of period, before effect of cumulative changes in the instrument-specific credit risk	$2,741	$3,164	$6,017
Attributed fees collected	295	315	316
Benefit payments	(89)	(57)	(42)
Effect of changes in interest rates	(717)	(156)	(3,584)
Effect of changes in capital markets	(431)	(734)	896
Effect of changes in equity index volatility	39	(120)	41
Actual policyholder behavior different from expected behavior	180	115	3
Effect of changes in future expected policyholder behavior and other assumptions (1)	19	9	(317)
Effect of foreign currency translation and other, net (2)	45	219	72
Effect of changes in risk margin	(56)	(14)	(238)
Balance, end of period, before the cumulative effect of changes in the instrument-specific credit risk	2,026	2,741	3,164
Cumulative effect of changes in the instrument-specific credit risk	43	(39)	(93)
Balance at December 31,	$2,069	$2,702	$3,071

At period end:
Net amount at risk, excluding offsets from hedging (3):
In the event of death (4)	$2,540	$2,821	$4,354
At annuitization or exercise of other living benefits (5)	$709	$646	$917
Weighted-average attained age of contractholders:
In the event of death (4)	71 years	70 years	69 years
At annuitization or exercise of other living benefits (5)	70 years	70 years	69 years
__________________
(1)    For the year ended December 31, 2022, the effect of changes in future expected policyholder behavior and other assumptions was primarily driven by changes in policyholder behavior assumptions relating to projected annuitizations for variable annuities.
(2)    Included is the covariance impact from aggregating the market observable inputs, mostly driven by interest rate and capital market volatility.
(3)    Includes amounts for certain variable annuity guarantees recorded as MRBs on contracts also recorded as PABs which are disclosed in “MetLife Holdings – Annuities” in Note 4.
(4)    For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MLIC - 54

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
(5)    For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.
Significant Methodologies and Assumptions
The Company issues GMDBs, GMWBs, guaranteed minimum accumulation benefits (“GMABs”) and GMIBs that typically meet the definition of MRBs, which are measured in aggregate, as one compound MRB, at estimated fair value separately from the variable annuity contract, with changes in estimated fair value reported in net income, except for changes in nonperformance risk of the Company which are recorded in OCI.
The Company calculates the fair value of these MRBs, which is estimated as the present value of projected future benefits minus the present value of projected attributed fees, using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the MRB over multiple risk neutral stochastic scenarios using observable risk-free rates.
Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience. See Note 12 for additional information on significant unobservable inputs.
The valuation of these MRBs includes a nonperformance risk adjustment and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.’s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.
Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions at annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.
These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including changes in interest rates, equity indices, market volatility and foreign currency exchange rates; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, impact the estimated fair value of the guarantees and affect net income, and changes in nonperformance risk of the Company affect OCI.
MLIC - 55

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
Other
In addition to the disaggregated MRB product rollforward above, the Company offers other products with guaranteed minimum benefit features. These MRBs are measured at estimated fair value with changes in estimated fair value reported in net income, except for changes in nonperformance risk of the Company which are recorded in OCI. See Note 12 for additional information on significant unobservable inputs used in the fair value measurement of MRBs. Information regarding these product liabilities (assets) was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$(1)	$25	$286

Balance, beginning of period, before effect of cumulative changes in the instrument-specific credit risk	$2	$34	$322
Attributed fees collected	2	2	2
Effect of changes in interest rates	(23)	(9)	(156)
Effect of changes in capital markets	—	—	(2)
Actual policyholder behavior different from expected behavior	—	(26)	(5)
Effect of changes in future expected policyholder behavior and other assumptions	1	1	(2)
Effect of foreign currency translation and other, net	47	—	(125)
Balance, end of period, before the cumulative effect of changes in the instrument-specific credit risk	29	2	34
Cumulative effect of changes in the instrument-specific credit risk	(5)	(3)	(9)
Balance at December 31,	$24	$(1)	$25
MLIC - 56

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Separate Accounts
Separate account assets consist of investment accounts established and maintained by the Company. The investment objectives of these assets are directed by the contractholder. An equivalent amount is reported as separate account liabilities. These accounts are reported separately from the general account assets and liabilities.
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $54.1 billion and $54.7 billion at December 31, 2024 and 2023, respectively, for which the contractholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the contractholder which totaled $25.1 billion and $28.5 billion at December 31, 2024 and 2023, respectively. The latter category consisted primarily of GICs. The average interest rate credited on these contracts was 2.6% at both December 31, 2024 and 2023.
Separate Account Liabilities
The Company’s separate account liabilities on the consolidated balance sheets were as follows at:

	December 31, 2024	December 31, 2023
	(In millions)
RIS:
Stable Value and Risk Solutions	$32,761	$35,562
Annuities	11,001	11,659
MetLife Holdings - Annuities	27,766	29,162
Other	7,674	6,814
Total	$79,202	$83,197
Rollforwards
The following information about the separate account liabilities includes disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business.
MLIC - 57

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)
The separate account liabilities are primarily comprised of the following: RIS stable value and risk solutions contracts, RIS annuities participating and non-participating group contracts and MetLife Holdings variable annuities.
The balances of and changes in separate account liabilities were as follows:

	RIS Stable Value and Risk Solutions	RIS Annuities	MetLife Holdings Annuities
	(In millions)
Balance, January 1, 2022	$54,391	$21,292	$40,096
Premiums and deposits	4,329	1,233	266
Policy charges	(263)	(25)	(665)
Surrenders and withdrawals	(5,882)	(7,481)	(2,906)
Benefit payments	(108)	—	(431)
Investment performance	(4,492)	(2,823)	(7,722)
Net transfers from (to) general account	57	(56)	(199)
Other (1)	(4,783)	(446)	4
Balance, December 31, 2022	$43,249	$11,694	$28,443
Premiums and deposits	1,643	175	256
Policy charges	(232)	(21)	(608)
Surrenders and withdrawals	(11,087)	(944)	(2,942)
Benefit payments	(95)	—	(464)
Investment performance	2,241	774	4,548
Net transfers from (to) general account	(56)	3	(73)
Other	(101)	(22)	2
Balance, December 31, 2023	$35,562	$11,659	$29,162
Premiums and deposits	1,655	145	235
Policy charges	(218)	(21)	(602)
Surrenders and withdrawals	(5,376)	(918)	(3,782)
Benefit payments	(87)	—	(491)
Investment performance	1,301	83	3,399
Net transfers from (to) general account	(28)	—	(146)
Other	(48)	53	(9)
Balance, December 31, 2024	$32,761	$11,001	$27,766

Cash surrender value at December 31, 2022 (2)	$38,420	N/A	$28,292
Cash surrender value at December 31, 2023 (2)	$30,841	N/A	$29,016
Cash surrender value at December 31, 2024 (2)	$28,089	N/A	27,640
_______________
(1)    Other for RIS stable value and risk solutions primarily includes changes related to unsettled trades of mortgage-backed securities.
(2)    Cash surrender value represents the amount of the contractholders’ account balances distributable at the balance sheet date less policy loans and certain surrender charges.
MLIC - 58

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)
Separate Account Assets
The Company’s aggregate fair value of assets, by major investment asset category, supporting separate account liabilities was as follows at:

	December 31, 2024
	Group Benefits	RIS	MetLife Holdings	Total
	(In millions)
Fixed maturity securities:
Bonds:
Government and agency	$—	$9,865	$—	$9,865
Public utilities	—	1,075	—	1,075
Municipals	—	219	—	219
Corporate bonds:
Materials	—	244	—	244
Communications	—	800	—	800
Consumer	—	1,862	—	1,862
Energy	—	952	—	952
Financial	—	3,403	—	3,403
Industrial and other	—	769	—	769
Technology	—	513	—	513
Total corporate bonds	—	8,543	—	8,543
Total bonds	—	19,702	—	19,702
Mortgage-backed securities	—	8,842	—	8,842
Asset-backed securities and collateralized loan obligations (collectively, “ABS & CLO”)	—	1,904	—	1,904
Redeemable preferred stock	—	8	—	8
Total fixed maturity securities	—	30,456	—	30,456
Equity securities	—	2,726	—	2,726
Mutual funds	1,319	4,069	34,024	39,412
Other invested assets	—	1,268	—	1,268
Total investments	1,319	38,519	34,024	73,862
Other assets	—	5,340	—	5,340
Total	$1,319	$43,859	$34,024	$79,202
MLIC - 59

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)

	December 31, 2023
	Group Benefits	RIS	MetLife Holdings	Total
	(In millions)
Fixed maturity securities:
Bonds:
Government and agency	$—	$10,112	$—	$10,112
Public utilities	—	1,066	—	1,066
Municipals	—	346	—	346
Corporate bonds:
Materials	—	251	—	251
Communications	—	1,019	—	1,019
Consumer	—	2,108	—	2,108
Energy	—	1,089	—	1,089
Financial	—	3,764	—	3,764
Industrial and other	—	840	—	840
Technology	—	561	—	561
Total corporate bonds	—	9,632	—	9,632
Total bonds	—	21,156	—	21,156
Mortgage-backed securities	—	9,515	—	9,515
ABS & CLO	—	2,341	—	2,341
Redeemable preferred stock	—	9	—	9
Total fixed maturity securities	—	33,021	—	33,021
Equity securities	—	3,119	—	3,119
Mutual funds	1,159	3,672	34,728	39,559
Other invested assets	—	1,425	—	1,425
Total investments	1,159	41,237	34,728	77,124
Other assets	—	6,073	—	6,073
Total	$1,159	$47,310	$34,728	$83,197
MLIC - 60

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles
DAC and VOBA
Information regarding total DAC and VOBA, DAC by segment, and Corporate & Other, was as follows at:

	Group Benefits	RIS	MetLife Holdings (1)	Corporate & Other	Total
	(In millions)
DAC:
Balance at January 1, 2022	$272	$112	$3,457	$6	$3,847
Capitalizations	18	51	—	120	189
Amortization	(26)	(26)	(237)	(6)	(295)
Balance at December 31, 2022	264	137	3,220	120	3,741
Capitalizations	18	46	(1)	55	118
Amortization	(27)	(28)	(224)	(17)	(296)
Other (2)	—	—	(272)	—	(272)
Balance at December 31, 2023	255	155	2,723	158	3,291
Capitalizations	14	97	(1)	—	110
Amortization	(25)	(38)	(196)	(18)	(277)
Balance at December 31, 2024	$244	$214	$2,526	$140	$3,124

Total DAC and VOBA:
Balance at December 31, 2022					$3,757
Balance at December 31, 2023					$3,305
Balance at December 31, 2024					$3,136
__________________
(1)Includes DAC balances primarily related to whole life, variable annuities, term life, long-term care, and universal life products.
(2)MetLife Holdings segment includes activity for total DAC ceded at the date of inception related to a reinsurance agreement. See Note 8 for further information on the transaction.
Significant Methodologies and Assumptions
The Company amortizes DAC and VOBA related to long-duration contracts over the estimated lives of the contracts in proportion to benefits in-force for RIS annuities and policy count for all other products. The amortization amount is calculated using the same cohorts as the corresponding liabilities on a quarterly basis, using an amortization rate that includes current period reporting experience and end of period persistency and longevity assumptions that are consistent with those used to measure the corresponding liabilities.
The Company amortizes DAC for short-duration contracts, which is primarily comprised of commissions and certain underwriting expenses, in proportion to actual and future earned premium over the applicable contract term.
MLIC - 61

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles (continued)
Information regarding other intangibles was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
VODA and VOCRA:
Balance at January 1,	$84	$99	$116
Amortization	(13)	(15)	(17)
Balance at December 31,	$71	$84	$99
Accumulated amortization	$386	$373	$358
Unearned Revenue
Information regarding the Company’s UREV primarily related to universal life and variable universal life products by segment included in other policy-related balances was as follows:

	RIS	MetLife Holdings	Total
	(In millions)
Balance at January 1, 2022	$21	$195	$216
Deferrals	1	45	46
Amortization	(4)	(13)	(17)
Balance at December 31, 2022	18	227	245
Deferrals	2	33	35
Amortization	(4)	(14)	(18)
Other (1)	—	(241)	(241)
Balance at December 31, 2023	16	5	21
Deferrals	2	—	2
Amortization	(4)	—	(4)
Balance at December 31, 2024	$14	$5	$19
__________________
(1)     MetLife Holdings segment includes activity for total UREV ceded at the date of inception related to a reinsurance agreement. See Note 8 for further information on the transaction.
Significant Methodologies and Assumptions
UREV is amortized similarly to DAC and VOBA, see “— DAC and VOBA.”
MLIC - 62

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance
The Company enters into reinsurance agreements that transfer risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance for various insurance products by accepting risk from affiliates and unaffiliated companies.
Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid. Cessions under reinsurance agreements do not discharge the Company’s obligation as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in “— Fixed Maturity Securities AFS – Evaluation of Fixed Maturity Securities AFS for Credit Loss” in Note 10.
Group Benefits
For its Group Benefits segment, the Company generally retains most of the risk, with the exception of its Group Term Life business and certain client arrangements.
The Company reinsures a 90% quota share of its Group Term Life business and a 50% quota share of its Group Dental business for capital management purposes. The Company also reinsures a 90% quota share of its vision business to an affiliate. The majority of the Company’s other reinsurance activity within this segment relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling. The risks ceded under these agreements are generally quota shares of group life and disability policies. The cessions vary and the Company may cede up to 100% of all the risks of these policies.
RIS
The Company’s RIS segment has engaged in reinsurance activities on an opportunistic basis. Also, the Company assumes certain group annuity contracts issued in connection with pension risk transfers from an affiliate.
MetLife Holdings
For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. In 2023, the Company reinsured an in-force block of universal life, variable universal life, universal life with secondary guarantees and fixed annuities to a third party on a 100% quota share basis.
Catastrophe Coverage
The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company’s results of operations. For the Group Benefits segment, the Company purchases catastrophe coverage to reinsure risks issued within territories that the Company believes are subject to the greatest catastrophic risks. For its other segments, the Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
MLIC - 63

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Reinsurance Recoverables
The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2024 and 2023, were not significant.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.3 billion and $1.4 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2024 and 2023, respectively.
At December 31, 2024, the Company had $9.0 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $8.2 billion, or 91%, were with the Company’s five largest unaffiliated ceded reinsurers, including $898 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2023, the Company had $9.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $8.9 billion, or 93%, were with the Company’s five largest unaffiliated ceded reinsurers, including $925 million of net unaffiliated ceded reinsurance recoverables which were unsecured.
The Company has reinsured, with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit liability with the deposit recoverable.
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:
MLIC - 64

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums
Direct premiums	$27,678	$25,027	$31,265
Reinsurance assumed	1,029	847	872
Reinsurance ceded	(1,146)	(1,156)	(948)
Net premiums	$27,561	$24,718	$31,189
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,052	$2,019	$2,079
Reinsurance assumed	18	(17)	30
Reinsurance ceded	(570)	(338)	(292)
Net universal life and investment-type product policy fees	$1,500	$1,664	$1,817
Other revenues
Direct other revenues	$1,012	$1,025	$1,025
Reinsurance assumed	159	125	54
Reinsurance ceded	604	523	615
Net other revenues	$1,775	$1,673	$1,694
Policyholder benefits and claims
Direct policyholder benefits and claims	$29,260	$26,768	$33,433
Reinsurance assumed	1,016	708	856
Reinsurance ceded	(1,495)	(1,326)	(1,156)
Net policyholder benefits and claims	$28,781	$26,150	$33,133
Policyholder liability remeasurement (gains) losses
Direct policyholder liability remeasurement (gains) losses	$(109)	$(87)	$43
Reinsurance assumed	(18)	(48)	(39)
Reinsurance ceded	(21)	(15)	(15)
Net policyholder liability remeasurement (gains) losses	$(148)	$(150)	$(11)
MRBs remeasurement (gains) losses
Direct MRBs remeasurement (gains) losses	$(924)	$(701)	$(3,389)
Reinsurance assumed	(8)	(2)	10
Reinsurance ceded	—	—	—
Net MRBs remeasurement (gains) losses	$(932)	$(703)	$(3,379)
Interest credited to PABs
Direct interest credited to PABs	$3,564	$3,276	$2,418
Reinsurance assumed	367	354	109
Reinsurance ceded	(112)	(28)	(18)
Net interest credited to PABs	$3,819	$3,602	$2,509
Other expenses
Direct other expenses	$5,283	$5,365	$5,026
Reinsurance assumed	72	280	97
Reinsurance ceded	324	140	580
Net other expenses	$5,679	$5,785	$5,703
MLIC - 65

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2024				2023
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$3,707	$856	$23,521	$28,084	$3,287	$736	$24,213	$28,236
MRBs	239	7	—	246	170	7	—	177
DAC and VOBA	3,450	140	(454)	3,136	3,628	158	(481)	3,305
Total assets	$7,396	$1,003	$23,067	$31,466	$7,085	$901	$23,732	$31,718
Liabilities
FPBs	$123,596	$3,023	$—	$126,619	$125,885	$3,297	$—	$129,182
PABs	93,135	9,005	—	102,140	94,825	9,069	—	103,894
MRBs	2,328	11	—	2,339	2,863	15	—	2,878
Other policy-related balances	8,345	307	(314)	8,338	8,186	384	(281)	8,289
Other liabilities	8,197	2,013	13,459	23,669	7,800	2,112	13,807	23,719
Total liabilities	$235,601	$14,359	$13,145	$263,105	$239,559	$14,877	$13,526	$267,962
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in premium, reinsurance and other receivables in the table above are deposit assets on reinsurance of $13.5 billion and $14.3 billion at December 31, 2024 and 2023, respectively. Also, included in other liabilities in the table above are deposit liabilities on reinsurance of $1.3 billion and $1.5 billion at December 31, 2024 and 2023, respectively.
In November 2023, the Company completed a risk transfer transaction with a subsidiary of Global Atlantic Financial Group (“Global Atlantic”), a retirement and life insurance company, to reinsure an in-force block of universal life, variable universal life, universal life with secondary guarantees, and fixed annuities, which are reported in the MetLife Holdings segment. The Company entered into a reinsurance agreement on a coinsurance basis for the general account products and on a modified coinsurance basis for the separate account products. The Company recorded reinsurance recoverables and deposit receivables of $7.5 billion at December 31, 2023 reported in premiums, reinsurance and other receivables. At inception of the agreement, in addition to recording the amount recoverable, the Company (i) transferred to the reinsurer $7.2 billion of assets primarily consisting of fixed maturity securities AFS and mortgage loans supporting the general account liabilities reduced by a $1.7 billion pre-tax ceding commission, (ii) retained $4.5 billion separate account assets under the modified coinsurance arrangement and (iii) recorded the net cost of reinsurance of $240 million within other liabilities, related to universal life, variable universal life and universal life with secondary guarantees reinsured. The net cost of reinsurance will be amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts in policyholder benefits and claims.
As part of this transaction, an affiliate entered into investment advisory and other agreements with a subsidiary of Global Atlantic to serve as the investment manager for certain of the transferred general account assets. With certain exceptions, the agreements contemplate a term of five years.
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including MetLife Reinsurance Company of Charleston (“MRC”), MetLife Reinsurance Company of Vermont, Metropolitan Tower Life Insurance Company (“MTL”), Superior Vision Insurance, Inc. and MetLife Insurance K.K., all of which are related parties.
MLIC - 66

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums
Reinsurance assumed	$5	$(19)	$7
Reinsurance ceded	(401)	(372)	(139)
Net premiums	$(396)	$(391)	$(132)
Universal life and investment-type product policy fees
Reinsurance assumed	$24	$4	$—
Reinsurance ceded	(1)	(6)	(4)
Net universal life and investment-type product policy fees	$23	$(2)	$(4)
Other revenues
Reinsurance assumed	$142	$91	$78
Reinsurance ceded	470	471	472
Net other revenues	$612	$562	$550
Policyholder benefits and claims
Reinsurance assumed	$40	$(121)	$52
Reinsurance ceded	(334)	(310)	(142)
Net policyholder benefits and claims	$(294)	$(431)	$(90)
Policyholder liability remeasurement (gains) losses
Reinsurance assumed	$(7)	$(40)	$(47)
Reinsurance ceded	3	(11)	(9)
Net policyholder liability remeasurement (gains) losses	$(4)	$(51)	$(56)
Interest credited to PABs
Reinsurance assumed	$357	$344	$97
Reinsurance ceded	(10)	(11)	(12)
Net interest credited to PABs	$347	$333	$85
Other expenses
Reinsurance assumed	$46	$239	$36
Reinsurance ceded	424	220	651
Net other expenses	$470	$459	$687
MLIC - 67

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2024		2023
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables	$163	$11,048	$164	$11,302
DAC and VOBA	140	(156)	158	(160)
Total assets	$303	$10,892	$322	$11,142
Liabilities
FPBs	$2,028	$—	$2,236	$—
PABs	8,845	—	9,040	—
Other policy-related balances	66	(47)	65	(35)
Other liabilities	856	9,748	957	10,267
Total liabilities	$11,795	$9,701	$12,298	$10,232
The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivatives related to the funds withheld associated with this reinsurance agreement are included within other liabilities and were ($46) million and ($39) million at December 31, 2024 and 2023, respectively. Net derivative gains (losses) associated with these embedded derivatives were $7 million, $11 million and $59 million for the years ended December 31, 2024, 2023 and 2022, respectively.
Certain contractual features of the closed block agreement with MRC qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and was ($415) million and ($265) million at December 31, 2024 and 2023, respectively. Net derivative gains (losses) associated with the embedded derivative were $150 million, ($158) million and $1.5 billion for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $885 million and $822 million of unsecured affiliated reinsurance recoverable balances at December 31, 2024 and 2023, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in the above table are deposit assets on affiliated reinsurance of $9.3 billion and $9.6 billion at December 31, 2024 and 2023, respectively. Also, included in the table above are deposit liabilities on affiliated reinsurance of $689 million and $764 million at December 31, 2024 and 2023, respectively.
MLIC - 68

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block
On April 7, 2000 (the “Demutualization Date”), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company’s plan of reorganization, as amended (the “Plan of Reorganization”). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.
The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.
The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force.
If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.
At least annually, management performs a premium deficiency test using best estimate assumptions to determine whether the projected future earnings of the closed block are sufficient to support the payment of future closed block contractual benefits. The most recent deficiency test demonstrated that the projected future earnings of the closed block are sufficient to support the payment of future closed block contractual benefits.
Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon policy count within the closed block.
MLIC - 69

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block (continued)
Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.
Information regarding the liabilities and assets designated to the closed block was as follows at:

	December 31,
	2024	2023
	(In millions)
Closed Block Liabilities
FPBs	$35,015	$36,142
Other policy-related balances	315	319
Policyholder dividends payable	174	174
Current income tax payable	6	—
Other liabilities	854	668
Total closed block liabilities	36,364	37,303
Assets Designated to the Closed Block
Investments:
Fixed maturity securities AFS, at estimated fair value	18,958	19,939
Mortgage loans	5,720	6,151
Policy loans	3,829	3,960
Real estate and REJV	659	668
Other invested assets	523	506
Total investments	29,689	31,224
Cash and cash equivalents	930	717
Accrued investment income	367	383
Premiums, reinsurance and other receivables	45	54
Current income tax recoverable	—	3
Deferred income tax asset	470	312
Total assets designated to the closed block	31,501	32,693
Excess of closed block liabilities over assets designated to the closed block	4,863	4,610
AOCI:
Unrealized investment gains (losses), net of income tax	(1,256)	(820)
Unrealized gains (losses) on derivatives, net of income tax	183	130
Total amounts included in AOCI	(1,073)	(690)
Maximum future earnings to be recognized from closed block assets and liabilities	$3,790	$3,920
Information regarding the closed block policyholder dividend obligation was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$—	$—	$1,682
Change in unrealized investment and derivative gains (losses)	—	—	(1,682)
Balance at December 31,	$—	$—	$—

MLIC - 70

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block (continued)
Information regarding the closed block revenues and expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Revenues
Premiums	$874	$922	$1,104
Net investment income	1,362	1,362	1,382
Net investment gains (losses)	(28)	7	(51)
Net derivative gains (losses)	15	—	33
Total revenues	2,223	2,291	2,468
Expenses
Policyholder benefits and claims	1,621	1,706	1,890
Policyholder dividends	354	366	458
Other expenses	82	86	90
Total expenses	2,057	2,158	2,438
Revenues, net of expenses before provision for income tax expense (benefit)	166	133	30
Provision for income tax expense (benefit)	36	28	6
Revenues, net of expenses and provision for income tax expense (benefit)	$130	$105	$24
Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.
10. Investments
See Note 12 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, ABS & CLO, certain structured investment transactions and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
MLIC - 71

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans, broadly syndicated bank loans, and other assets. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”

	December 31,
	2024					2023
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		ACL	Gains	Losses			ACL	Gains	Losses
	(In millions)
U.S. corporate	$50,394	$(45)	$609	$3,830	$47,128	$52,479	$(62)	$1,126	$3,050	$50,493
Foreign corporate	27,536	(15)	248	3,484	24,285	27,520	(2)	536	2,839	25,215
U.S. government and agency	25,163	—	87	3,407	21,843	23,100	—	243	2,283	21,060
RMBS	23,080	(1)	203	2,069	21,213	20,700	(1)	228	1,979	18,948
ABS & CLO	13,432	(7)	86	306	13,205	12,049	(6)	30	432	11,641
CMBS	5,605	(8)	38	356	5,279	6,387	(11)	28	570	5,834
Municipals	5,373	—	100	542	4,931	6,429	—	318	428	6,319
Foreign government	3,161	(36)	97	274	2,948	3,416	(50)	156	227	3,295
Total fixed maturity securities AFS	$153,744	$(112)	$1,468	$14,268	$140,832	$152,080	$(132)	$2,665	$11,808	$142,805
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2024:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$4,919	$24,675	$27,313	$54,624	$42,101	$153,632
Estimated fair value	$4,820	$23,977	$25,864	$46,474	$39,697	$140,832
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
MLIC - 72

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2024				2023
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$8,413	$273	$21,608	$3,536	$3,537	$95	$25,752	$2,924
Foreign corporate	5,143	253	13,141	3,221	714	64	16,982	2,775
U.S government and agency	4,619	164	9,432	3,243	4,322	228	9,980	2,055
RMBS	4,483	93	10,674	1,976	1,470	37	12,813	1,941
ABS & CLO	1,388	15	4,296	289	937	20	8,250	410
CMBS	607	10	2,942	347	587	23	4,096	542
Municipals	724	22	1,895	520	262	10	2,102	418
Foreign government	691	23	1,181	246	431	12	1,452	212
Total fixed maturity securities AFS	$26,068	$853	$65,169	$13,378	$12,260	$489	$81,427	$11,277
Investment grade	$24,320	$767	$62,876	$13,122	$11,499	$453	$77,325	$10,849
Below investment grade	1,748	86	2,293	256	761	36	4,102	428
Total fixed maturity securities AFS	$26,068	$853	$65,169	$13,378	$12,260	$489	$81,427	$11,277
Total number of securities in an unrealized loss position	3,637		6,786		1,679		8,441
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to: (i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell, including transfers in connection with reinsurance transactions, a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
MLIC - 73

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL increased $2.5 billion for the year ended December 31, 2024 to $14.2 billion primarily due to an increase in interest rates and the impact of weakening foreign currencies on certain non-functional currency denominated fixed maturity securities.
As shown in the table above, most of the gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater at December 31, 2024 relate to investment grade securities. These unrealized losses are principally due to narrowing credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
As of December 31, 2024, $256 million of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater on below investment grade securities were concentrated in the consumer, communications and transportation sectors within corporate securities and in foreign government securities. These unrealized losses are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty and, with respect to fixed-rate securities, rising interest rates since purchase.
MLIC - 74

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

At December 31, 2024, the Company did not intend to sell its securities in an unrealized loss position without an ACL, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Therefore, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2024.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Rollforward of ACL for Fixed Maturity Securities AFS By Sector
The rollforward of ACL for fixed maturity securities AFS by sector is as follows:

	U.S. Corporate	Foreign Corporate	Foreign Government	RMBS	ABS & CLO	CMBS	Total
Year Ended December 31, 2024	(In millions)
Balance at January 1,	$62	$2	$50	$1	$6	$11	$132
ACL not previously recorded	37	13	—	—	—	—	50
Changes for securities with previously recorded ACL	4	—	1	—	1	1	7
Securities sold or exchanged	(58)	—	(15)	—	—	(4)	(77)
Balance at December 31,	$45	$15	$36	$1	$7	$8	$112

	U.S. Corporate	Foreign Corporate	Foreign Government	RMBS	ABS & CLO	CMBS	Total
Year Ended December 31, 2023	(In millions)
Balance at January 1,	$28	$3	$68	$—	$—	$15	$114
ACL not previously recorded	31	—	—	2	6	1	40
Changes for securities with previously recorded ACL	7	(1)	(2)	(1)	—	5	8
Securities sold or exchanged	(4)	—	(16)	—	—	(10)	(30)
Balance at December 31,	$62	$2	$50	$1	$6	$11	$132
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2024		2023
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$34,692	57.8%	$37,129	59.3%
Agricultural	15,208	25.3	15,831	25.3
Residential	10,628	17.7	10,133	16.2
Total amortized cost	60,528	100.8	63,093	100.8
ACL	(503)	(0.8)	(509)	(0.8)
Total mortgage loans	$60,025	100.0%	$62,584	100.0%
The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans was ($791) million and ($720) million at December 31, 2024 and 2023, respectively. The accrued interest income for commercial, agricultural and residential mortgage loans at December 31, 2024 was $178 million, $158 million and $92 million, respectively. The accrued interest income for commercial, agricultural and residential mortgage loans at December 31, 2023 was $196 million, $166 million and $79 million,
MLIC - 75

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

respectively. The accrued interest income related to mortgage loans is included in accrued investment income on the consolidated balance sheets.
Purchases of mortgage loans, consisting primarily of residential mortgage loans, from unaffiliated parties, were $1.5 billion, $1.1 billion and $2.3 billion for the years ended December 31, 2024, 2023 and 2022, respectively.
Sales of mortgage loans, consisting primarily of commercial mortgage loans, to unaffiliated parties, were $0, $141 million and $0 for the years ended December 31, 2024, 2023 and 2022, respectively.
For the years ended December 31, 2024, 2023 and 2022, the Company contributed commercial mortgage loans with an amortized cost of $181 million, $14 million and $306 million, respectively, to REJVs which subsequently completed foreclosure on those mortgage loans.
For the year ended December 31, 2024, the Company acquired wholly-owned real estate by completing foreclosures on commercial mortgage loans with an amortized cost of $31 million.
The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2024, 2023 and 2022 was $48 million, $22 million and $167 million, respectively. In connection with the mortgage loan participations, the Company collected principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $171 million, $536 million and $576 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company acquires mortgage loans from its affiliated mortgage origination company. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan and mortgage secured loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2024, 2023 and 2022 was $2.0 billion, $2.1 billion and $4.8 billion, respectively. In connection with mortgage loan and mortgage secured loan participations, the affiliate collected principal and interest payments on the Company’s behalf and the affiliate remitted such payments to the Company in the amount of $4.4 billion, $2.5 billion and $2.6 billion for the years ended December 31, 2024, 2023 and 2022, respectively.
During the second quarter of 2023, the Company assigned mortgage loans with a previously recorded amortized cost of $5.3 billion to its affiliated mortgage origination company. In connection with the assignment, this affiliate contemporaneously assumed the Company’s rights and obligations associated with the assigned mortgage loans. In exchange, the Company received $5.3 billion of mortgage secured loans from this affiliate, secured by the same mortgage loans assigned. The Company’s aggregate participation interests in affiliated mortgage secured loans included in commercial and agricultural mortgage loans was $11.9 billion and $13.1 billion for the years ended December 31, 2024 and 2023, respectively.
Rollforward of ACL for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

	Years Ended December 31,
	2024				2023				2022
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$210	$152	$147	$509	$174	$105	$169	$448	$260	$79	$197	$536
Provision (release) (1)	114	31	(19)	126	50	83	(22)	111	(3)	47	(20)	24
Charge-offs, net of recoveries	(12)	(120)	—	(132)	(14)	(36)	—	(50)	(83)	(21)	(8)	(112)
Balance at December 31,	$312	$63	$128	$503	$210	$152	$147	$509	$174	$105	$169	$448
__________________
(1)Includes releases totaling $33 million for the year ended December 31, 2024 related to discounted payoff losses on commercial mortgage loans reclassified to realized gains (losses) on investments sold or disposed.
MLIC - 76

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

The gross charge-offs of mortgage loans by origination year and portfolio segment for the year ended December 31, 2024 is as follows:

	2024	2023	2022	2021	2020	Prior	Total
	(In millions)
Commercial	$—	$—	$—	$—	$3	$9	$12
Agricultural	—	—	—	16	27	77	120
Total	$—	$—	$—	$16	$30	$86	$132
ACL Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), such as collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
MLIC - 77

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Commercial and Agricultural Mortgage Loan Portfolio Segments
Within each loan portfolio segment, commercial and agricultural loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
MLIC - 78

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

After commercial and agricultural mortgage loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that is not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company reverts to industry historical loss experience using a straight-line basis over one year.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Modifications to Borrowers Experiencing Financial Difficulty
The Company may modify mortgage loans to borrowers. Each mortgage loan modification is evaluated to determine whether the borrower was experiencing financial difficulties. Disclosed below are those modifications, in materially impacted mortgage segments, where the borrower was determined to be experiencing financial difficulties and the mortgage loans were modified by any of the following means: principal forgiveness, interest rate reduction, other-than-insignificant payment delay or term extension. The amount, timing and extent of modifications granted and subsequent performance are considered in determining any ACL recorded.
These mortgage loan modifications are summarized as follows:

	Years Ended December 31,
	2024			2023
	Maturity Extension (1)	Weighted Average Life Increase		Maturity Extension	Weighted Average Life Increase
	Amortized Cost	Affected Loans (in Years)	% of Book Value	Amortized Cost	Affected Loans (in Years)	% of Book Value
	(Dollars in millions)
Commercial	$555	3 Years	1.6%	$419	Less than one year	1.0%
__________________
(1)Includes commercial mortgage loans with an amortized cost of $189 million that received interest rate reductions from 7.6% to 6.5% in addition to maturity extensions.
MLIC - 79

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

For the years ended December 31, 2024 and 2023, all commercial mortgage loans which were modified to borrowers experiencing financial difficulties and still outstanding were current. For the year ended December 31, 2024, commercial mortgage loans with an amortized cost of $171 million, which were previously extended, became delinquent and foreclosed within 12 months of modification.
Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2024:

Credit Quality Indicator	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$1,756	$1,394	$1,239	$1,546	$713	$8,195	$2,440	$17,283	49.8%
65% to 75%	462	342	2,518	1,086	216	2,548	—	7,172	20.7
76% to 80%	189	—	155	210	209	1,405	—	2,168	6.2
Greater than 80%	123	111	747	929	788	5,371	—	8,069	23.3
Total	$2,530	$1,847	$4,659	$3,771	$1,926	$17,519	$2,440	$34,692	100.0%
DSCR:
> 1.20x	$1,864	$1,260	$3,793	$3,323	$1,729	$15,022	$2,440	$29,431	84.8%
1.00x - 1.20x	247	372	482	387	160	1,056	—	2,704	7.8
<1.00x	419	215	384	61	37	1,441	—	2,557	7.4
Total	$2,530	$1,847	$4,659	$3,771	$1,926	$17,519	$2,440	$34,692	100.0%
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2024:

Credit Quality Indicator	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$508	$794	$1,826	$1,434	$1,770	$6,350	$1,337	$14,019	92.2%
65% to 75%	44	55	159	207	106	499	22	1,092	7.2
76% to 80%	—	—	24	—	3	—	9	36	0.2
Greater than 80%	—	—	—	—	14	46	1	61	0.4
Total	$552	$849	$2,009	$1,641	$1,893	$6,895	$1,369	$15,208	100.0%
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2024:

Credit Quality Indicator	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$834	$311	$1,764	$1,098	$146	$6,138	$—	$10,291	96.8%
Nonperforming (1)	7	15	66	13	8	228	—	337	3.2
Total	$841	$326	$1,830	$1,111	$154	$6,366	$—	$10,628	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure with an amortized cost of $111 million and $134 million at December 31, 2024 and 2023, respectively.
Past Due and Nonaccrual Mortgage Loans
The Company has a high quality, well performing mortgage loan portfolio, with 98% and 99% of all mortgage loans classified as performing at December 31, 2024 and 2023, respectively. The Company defines delinquency consistent with
MLIC - 80

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL by portfolio segment, were as follows:

	Past Due		Past Due and Still Accruing Interest		Nonaccrual
Portfolio Segment	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(In millions)
Commercial	$378	$19	$—	$—	$578	$303
Agricultural	243	40	171	—	82	206
Residential	337	343	—	—	337	343
Total	$958	$402	$171	$—	$997	$852
Real Estate and REJV
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method REJV. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2024	2023	2024	2023	2022
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$1,640	$1,594	$157	$171	$198
Other real estate	538	506	280	287	243
REJV	6,724	6,590	(100)	(75)	308
Total real estate and REJV	$8,902	$8,690	$337	$383	$749
Depreciation expense on real estate investments was $95 million, $81 million and $86 million for the years ended December 31, 2024, 2023 and 2022, respectively. Real estate investments were net of accumulated depreciation of $734 million and $638 million at December 31, 2024 and 2023, respectively.
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate, principally commercial real estate for office, apartment and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants’ revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:
MLIC - 81

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

	December 31,		Years Ended December 31,
	2024	2023	2024	2023	2022
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Office	$907	$848	$102	$114	$74
Apartment	316	324	23	23	34
Retail	278	280	21	23	35
Industrial	114	119	11	11	55
Land	25	23	—	—	—
Total leased real estate investments	$1,640	$1,594	$157	$171	$198
Future contractual receipts under operating leases at December 31, 2024 were $114 million in 2025, $108 million in 2026, $100 million in 2027, $85 million in 2028, $65 million in 2029, $186 million thereafter and, in total, were $659 million.
Other Invested Assets
Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 11), funds withheld (see Note 1), annuities funding structured settlement claims (see Note 1), affiliated investments (see “— Related Party Investment Transactions”), tax credit and renewable energy partnerships (see Note 1), FVO securities and equity securities (see “— FVO Securities and Equity Securities”), leveraged and direct financing leases (see Note 1), FHLBNY common stock (see “— Invested Assets on Deposit and Pledged as Collateral”), an operating joint venture (see Note 1) and company-owned life insurance policies (see Note 1).
Tax Equity Investments
The Company invests in certain tax equity investments, including low income housing tax credit partnerships and renewable energy partnerships. The carrying value of tax equity investments, reported in other invested assets on the condensed consolidated balance sheets, was $714 million and $1.0 billion at December 31, 2024 and 2023, respectively. For the year ended December 31, 2024, income tax credits and other income tax benefits of $149 million and amortized expense of $134 million were recognized net as a component of income tax expense in the Company’s consolidated statement of operations.
FVO Securities and Equity Securities
The following table presents FVO securities and equity securities by asset type.

	December 31,
	2024			2023
	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value
Asset Type
		(In millions)
FVO securities (2)	$296	$576	$872	$379	$367	$746

Equity securities
Common stock (3)	$139	$9	$148	$118	$45	$163
Non-redeemable preferred stock	22	2	24	177	7	184
Total equity securities	$161	$11	$172	$295	$52	$347
__________________
(1)    Represents cumulative changes in estimated fair value, recognized in earnings.
MLIC - 82

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(2)    Includes fixed maturity and equity securities to support asset and liability management strategies for certain insurance products and investments in certain separate accounts.
(3) Includes common stock and certain mutual funds.
Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $4.9 billion and $3.5 billion, at estimated fair value, at December 31, 2024 and 2023, respectively.
Concentrations of Credit Risk
There were no investments in any counterparty that were greater than 10% of the Company’s equity, other than the U.S. government and its agencies, at both December 31, 2024 and 2023.
Securities Lending Transactions and Repurchase Agreements
Securities, Collateral and Reinvestment Portfolio
A summary of these transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2024			2023
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
			(In millions)
Securities lending	$6,038	$6,202	$6,098	$5,528	$5,684	$5,565
Repurchase agreements	$3,019	$2,975	$2,925	$3,029	$2,975	$2,913
__________________
(1)These securities were included within fixed maturity securities AFS at December 31, 2024 and within fixed maturity securities AFS, short-term investments and cash equivalents at December 31, 2023.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
Contractual Maturities
Contractual maturities of these transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2024					2023
	Remaining Maturities					Remaining Maturities
Security Type	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Cash collateral liability by security type:
Securities lending:
U.S. government and agency	$1,767	$3,023	$1,412	$—	$6,202	$943	$2,523	$2,218	$—	$5,684

Repurchase agreements:
U.S. government and agency	$—	$2,975	$—	$—	$2,975	$—	$2,975	$—	$—	$2,975
________________
MLIC - 83

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The securities lending and repurchase agreement reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities in the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
Invested Assets on Deposit and Pledged as Collateral
Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2024	2023
	(In millions)
Invested assets on deposit (regulatory deposits)	$102	$105
Invested assets pledged as collateral (1)	21,252	21,177
Total invested assets on deposit and pledged as collateral	$21,354	$21,282
__________________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), derivative transactions (see Note 11) and secured debt (see Note 14).
See “— Securities Lending Transactions and Repurchase Agreements” for information regarding securities supporting securities lending transactions and repurchase agreements and Note 9 for information regarding investments designated to the closed block. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $628 million and $637 million, at redemption value, at December 31, 2024 and 2023, respectively.
Collectively Significant Equity Method Investments
The Company held equity method investments of $15.3 billion at December 31, 2024, comprised primarily of OLPI (private equity funds and hedge funds), REJV and real estate funds, tax credit and renewable energy partnerships and an operating joint venture. The Company’s maximum exposure to loss related to these equity method investments was limited to the carrying value of these investments plus $2.6 billion of unfunded commitments at December 31, 2024.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for two of the three most recent annual periods: 2024 and 2022.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities. Aggregate total assets of these entities totaled $936.6 billion and $991.6 billion at December 31, 2024 and 2023, respectively. Aggregate total liabilities of these entities totaled $114.8 billion and $114.1 billion at December 31, 2024 and 2023, respectively. Aggregate net income (loss) of these entities totaled $47.2 billion, $24.7 billion and ($8.3) billion for the years ended December 31, 2024, 2023 and 2022, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
MLIC - 84

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Variable Interest Entities
The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity.
Consolidated VIEs
Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company’s obligation to the VIEs is limited to the amount of its committed investment.
The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

	December 31,
	2024		2023
Asset Type	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(In millions)
Real estate and REJV	$2,004	$3	$1,427	$—
Mortgage loan joint ventures	210	—	171	—
Renewable energy partnership (primarily other invested assets)	57	—	65	—
Investment funds (primarily other invested assets)	65	1	61	—
Total	$2,336	$4	$1,724	$—

Unconsolidated VIEs
The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

	December 31,
	2024		2023
Asset Type	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)
Fixed maturity securities AFS (2)	$37,602	$37,602	$35,370	$35,370
OLPI	6,746	8,590	7,319	9,452
Other invested assets	985	1,129	1,318	1,405
Other investments (REJV and mortgage loans)	475	661	104	267
Total	$45,808	$47,982	$44,111	$46,494
__________________
(1)The maximum exposure to loss relating to fixed maturity securities AFS and FVO securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to OLPI, REJV, and mortgage loans is equal to the carrying amounts plus any unrecognized unfunded commitments. For certain of its investments in other invested assets, the Company’s return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.
MLIC - 85

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(2)For variable interests in Structured Products included within fixed maturity securities AFS, the Company’s involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.
As described in Note 19, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2024, 2023 and 2022.
Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2024	2023	2022
	(In millions)
Fixed maturity securities AFS	$7,477	$7,492	$6,458
Mortgage loans	3,264	3,302	2,615
Policy loans	290	294	288
Real estate and REJV	337	383	749
OLPI	441	191	433
Cash, cash equivalents and short-term investments	380	382	147
FVO securities	159	147	(143)
Operating joint venture	145	18	34
Equity securities	19	7	11
Other	432	297	410
Subtotal investment income	12,944	12,513	11,002
Less: Investment expenses	1,309	1,307	880
Net investment income	$11,635	$11,206	$10,122

Net Investment Income Information
Net realized and unrealized gains (losses) recognized in net investment income:
Net realized gains (losses) from sales and disposals	$(15)	$—	$(13)
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO securities and REJV)	233	216	(33)
Net realized and unrealized gains (losses) recognized in net investment income	$218	$216	$(46)

Changes in estimated fair value subsequent to purchase of FVO securities still held at the end of the respective periods and recognized in net investment income:	$171	$140	$(145)

Equity method investments net investment income (primarily REJV, OLPI, tax credit and renewable energy partnerships and an operating joint venture)	$548	$51	$625
MLIC - 86

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2024	2023	2022
	(In millions)
Fixed maturity securities AFS (1)	$(514)	$(1,284)	$(851)
Equity securities	(15)	5	6
Mortgage loans (1)	(180)	(174)	(42)
Real estate and REJV (excluding changes in estimated fair value)	229	102	561
OLPI (excluding changes in estimated fair value) (2)	(43)	9	4
Other gains (losses)	26	18	72
Subtotal	(497)	(1,324)	(250)
Change in estimated fair value of OLPI and REJV	3	(6)	(14)
Non-investment portfolio gains (losses)	44	(45)	137
Subtotal	47	(51)	123
Net investment gains (losses)	$(450)	$(1,375)	$(127)

Transaction Type
Realized gains (losses) on investments sold or disposed (1), (2)	$(288)	$(193)	$(146)
Impairment (losses) (1)	(65)	(994)	(38)
Recognized gains (losses):
Change in ACL recognized in earnings	(105)	(144)	(77)
Unrealized net gains (losses) recognized in earnings	(36)	1	(3)
Total recognized gains (losses)	(141)	(143)	(80)
Non-investment portfolio gains (losses)	44	(45)	137
Net investment gains (losses)	$(450)	$(1,375)	$(127)

Net Investment Gains (Losses) Information
Changes in estimated fair value subsequent to purchase of equity securities still held at the end of the respective periods and recognized in net investment gains (losses)	$(35)	$7	$8

Other gains (losses) include:
Gains (losses) on disposed investments which were previously in a qualified cash flow hedge relationship	$3	$(10)	$48
Gains (losses) on leveraged leases and renewable energy partnerships	$15	$26	$33

Foreign currency gains (losses)	$33	$(61)	$97

Net Realized Investment Gains (Losses) From Sales and Disposals of Investments:
Recognized in net investment gains (losses)	$(288)	$(193)	$(146)
Recognized in net investment income	(15)	—	(13)
Net realized investment gains (losses) from sales and disposals of investments	$(303)	$(193)	$(159)
__________________
(1)Includes a net loss of $895 million during the year ended December 31, 2023 for investments disposed of in connection with a reinsurance transaction. The net loss was comprised of ($946) million of impairments and $82 million of realized gains on disposal for fixed maturity securities AFS, ($29) million of adjustments to mortgage loans, reflected as impairments, (calculated at lower of amortized cost or estimated fair value) and ($2) million of realized losses on disposal for mortgage loans. See Note 8 for further information on this reinsurance transaction.
MLIC - 87

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(2)Includes a net loss of $38 million during the year ended December 31, 2024 for private equity investments sold. For the year ended December 31, 2024, the Company sold $638 million in portfolios of investments to a fund for proceeds of $600 million in cash and receivables secured by the value of the fund. An affiliate has entered into an agreement to serve as the investment manager of the fund for which it will receive a management fee.
Fixed Maturity Securities AFS and Equity Securities – Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
Fixed Maturity Securities AFS	2024	2023	2022
	(In millions)
Proceeds	$14,303	$19,803	$42,903
Gross investment gains	$180	$354	$469
Gross investment (losses)	(650)	(655)	(1,221)
Realized gains (losses) on sales and disposals	(470)	(301)	(752)
Net credit loss (provision) release (change in ACL recognized in earnings)	20	(18)	(61)
Impairment (losses)	(64)	(965)	(38)
Net credit loss (provision) release and impairment (losses)	(44)	(983)	(99)
Net investment gains (losses)	$(514)	$(1,284)	$(851)

Equity Securities
Realized gains (losses) on sales and disposals	$24	$(2)	$(6)
Unrealized net gains (losses) recognized in earnings	(39)	7	12
Net investment gains (losses)	$(15)	$5	$6
Related Party Investment Transactions
The Company transfers invested assets primarily consisting of fixed maturity securities AFS, mortgage loans and real estate and REJV to and from affiliates. Invested assets transferred to and from were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$386	$718	$472
Amortized cost of invested assets transferred to affiliates	$403	$756	$432
Net investment gains (losses) recognized on transfers	$(16)	$(38)	$40
Estimated fair value of invested assets transferred from affiliates	$102	$1,178	$497
Estimated fair value of derivative liabilities transferred from affiliates	$—	$—	$64
Recurring related party investments were as follows at:

		December 31,
		2024	2023
Investment Type/Balance Sheet Category	Related Party	Carrying Value
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$1,014	$1,130
Affiliated investments (2)	Metropolitan General Insurance Company	152	150
Affiliated funds withheld (3)	MTL	2,604	2,820
Other invested assets		$3,770	$4,100
________________
MLIC - 88

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2026 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.61% to 2.16%. In July 2023, ¥37.3 billion (the equivalent of $258 million) of 1.60% affiliated senior unsecured notes matured and were refinanced with ¥37.3 billion 2.16% affiliated senior unsecured notes due July 2030. These affiliated investments earned investment income of $19 million, $20 million and $16 million for the years ended December 31, 2024, 2023, and 2022, respectively.
(2)In December 2024, MLIC exchanged its investment in the affiliated preferred stock of Metropolitan General Insurance Company for an investment in the affiliate’s unsecured note which matures December 2034 and bears interest, payable semi-annually, at a rate per annum of 6.47%. At December 31, 2023, the affiliated preferred stock had a dividend yield of 7.50% that was cumulative and payable annually in arrears, and the shares were redeemable, at the affiliate's option, after December 15, 2028. These affiliated investments earned investment income of $12 million and $0 for the years ended December 31, 2024 and 2023, respectively.
(3)Represents affiliated fund withheld, reported in other invested assets, related to an agreement the Company, through its wholly-owned subsidiary, entered into to assume certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis from MTL.
The Company incurred investment advisory charges from an affiliate of $306 million, $301 million and $272 million for the years ended December 31, 2024, 2023, and 2022, respectively.
See “— Variable Interest Entities” for information on investments in affiliated REJV and affiliated mortgage loan joint ventures.
11. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 12 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.
MLIC - 89

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge (i) mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, (ii) against changes in value of securities the Company owns or anticipates acquiring, (iii) against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and (iv) minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In certain instances, the Company may enter into a combination of transactions to hedge changes in interest rates within a pre-determined range through the purchase and sale of options. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.
Synthetic GICs are contracts that simulate the performance of traditional GICs through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.
MLIC - 90

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third-party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.
Equity Derivatives
The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.
Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. To hedge against changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.
MLIC - 91

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.
In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The Company utilizes equity total return swaps in nonqualifying hedging relationships.
MLIC - 92

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2024			2023
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$4,801	$1,018	$630	$4,443	$1,257	$508
Foreign currency swaps	Foreign currency exchange rate	1,450	32	67	1,459	55	1
Subtotal		6,251	1,050	697	5,902	1,312	509
Cash flow hedges:
Interest rate swaps	Interest rate	3,788	—	329	3,789	1	246
Interest rate forwards	Interest rate	—	—	—	970	—	175
Foreign currency swaps	Foreign currency exchange rate	32,634	2,305	1,018	30,342	1,977	846
Subtotal		36,422	2,305	1,347	35,101	1,978	1,267
Total qualifying hedges		42,673	3,355	2,044	41,003	3,290	1,776
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	15,405	1,400	742	15,516	1,476	638
Interest rate floors	Interest rate	5,519	34	—	13,921	39	—
Interest rate caps	Interest rate	15,700	128	—	28,890	355	—
Interest rate futures	Interest rate	93	—	—	25	—	—
Interest rate options	Interest rate	30,209	201	122	39,226	361	27
Synthetic GICs	Interest rate	6,042	—	—	6,145	—	—
Foreign currency swaps	Foreign currency exchange rate	4,170	496	2	4,304	446	24
Foreign currency forwards	Foreign currency exchange rate	1,288	22	8	1,176	8	10
Credit default swaps — purchased	Credit	729	13	1	809	3	7
Credit default swaps — written	Credit	9,519	152	5	10,007	186	4
Equity futures	Equity market	720	3	—	941	3	—
Equity index options	Equity market	11,336	166	198	17,703	339	193
Equity total return swaps	Equity market	1,799	42	9	1,912	—	218
Total non-designated or nonqualifying derivatives		102,529	2,657	1,087	140,575	3,216	1,121
Total		$145,202	$6,012	$3,131	$181,578	$6,506	$2,897
Based on gross notional amounts, a substantial portion of the Company’s derivatives was not designated or did not qualify as part of a hedging relationship at either December 31, 2024 or 2023. The Company’s use of derivatives includes (i) derivatives that serve as macro hedges of the Company’s exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge MRBs that do not qualify for hedge accounting because the changes in estimated fair value of the MRBs are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.
MLIC - 93

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2024
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	N/A	$(176)	$(47)	N/A
Hedged items	—	—	N/A	150	42	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	2	—	N/A	—	(90)	N/A
Hedged items	(1)	—	N/A	—	90	N/A
Subtotal	1	—	N/A	(26)	(5)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(293)
Amount of gains (losses) reclassified from AOCI into income	33	3	—	—	—	(36)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	95
Amount of gains (losses) reclassified from AOCI into income	4	(560)	—	—	—	556
Foreign currency transaction gains (losses) on hedged items	—	569	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	1	—	—	—	(1)
Subtotal	37	13	—	—	—	321
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(510)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	171	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	9	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	29	N/A	N/A	N/A
Equity derivatives (1)	(56)	N/A	(520)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(113)	N/A	N/A	N/A
Subtotal	(56)	N/A	(934)	N/A	N/A	N/A
Earned income on derivatives	189	—	411	(11)	(175)	—
Synthetic GICs	N/A	N/A	10	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	407	N/A	N/A	N/A
Total	$171	$13	$(106)	$(37)	$(180)	$321
MLIC - 94

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

	Year Ended December 31, 2023
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$(3)	$—	N/A	$—	$29	N/A
Hedged items	3	—	N/A	(26)	(31)	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(39)	—	N/A	—	20	N/A
Hedged items	38	—	N/A	—	(24)	N/A
Subtotal	(1)	—	N/A	(26)	(6)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(75)
Amount of gains (losses) reclassified from AOCI into income	50	87	—	—	—	(137)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	(177)
Amount of gains (losses) reclassified from AOCI into income	4	684	—	—	—	(688)
Foreign currency transaction gains (losses) on hedged items	—	(671)	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	1	—	—	—	(1)
Subtotal	54	101	—	—	—	(1,078)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(842)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	(288)	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	(22)	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	113	N/A	N/A	N/A
Equity derivatives (1)	(52)	N/A	(1,042)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	85	N/A	N/A	N/A
Subtotal	(52)	N/A	(1,996)	N/A	N/A	N/A
Earned income on derivatives	184	—	808	4	(145)	—
Synthetic GICs	N/A	N/A	17	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	(366)	N/A	N/A	N/A
Total	$185	$101	$(1,537)	$(22)	$(151)	$(1,078)
MLIC - 95

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

	Year Ended December 31, 2022
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$8	$—	N/A	$(959)	$(231)	N/A
Hedged items	(8)	—	N/A	905	226	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	105	—	N/A	—	—	N/A
Hedged items	(105)	—	N/A	—	—	N/A
Subtotal	—	—	N/A	(54)	(5)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(1,467)
Amount of gains (losses) reclassified from AOCI into income	59	51	—	—	—	(110)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	766
Amount of gains (losses) reclassified from AOCI into income	5	(417)	—	—	—	412
Foreign currency transaction gains (losses) on hedged items	—	411	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—	—	—
Subtotal	64	45	—	—	—	(399)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	3	N/A	(2,190)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	2	N/A	564	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	44	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	(66)	N/A	N/A	N/A
Equity derivatives (1)	29	N/A	491	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(300)	N/A	N/A	N/A
Subtotal	34	N/A	(1,457)	N/A	N/A	N/A
Earned income on derivatives	370	—	599	112	(120)	—
Synthetic GICs	N/A	N/A	—	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	1,610	N/A	N/A	N/A
Total	$468	$45	$752	$58	$(125)	$(399)
__________________
(1)Excludes earned income on derivatives.
MLIC - 96

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

Balance Sheet Line Item	Carrying Amount of the Hedged Assets/(Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets/(Liabilities) (1)
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(In millions)
Fixed maturity securities AFS	$115	$120	$—	$1
Mortgage loans	$98	$345	$(1)	$(10)
FPBs	$(2,583)	$(2,863)	$359	$191
PABs	$(2,122)	$(1,844)	$187	$2
__________________
(1)Includes ($91) million and ($113) million of hedging adjustments on discontinued hedging relationships at December 31, 2024 and 2023, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities; (iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $12 million, $23 million, and $25 million for the years ended December 31, 2024, 2023 and 2022, respectively.
At December 31, 2024 and 2023, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed four years and five years, respectively.
At December 31, 2024 and 2023, the balance in AOCI associated with cash flow hedges was $1.2 billion and $894 million, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2024, the Company expected to reclassify $213 million of deferred net gains (losses) on derivatives in AOCI to earnings within the next 12 months.
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
MLIC - 97

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2024			2023
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3)	$—	$—	0.0	$—	$10	0.5
Credit default swaps referencing indices	72	4,126	2.2	80	3,831	2.7
Subtotal	72	4,126	2.2	80	3,841	2.7
Baa
Single name credit default swaps (3)	—	55	1.3	1	55	2.3
Credit default swaps referencing indices	68	5,209	4.1	102	5,982	5.6
Subtotal	68	5,264	4.1	103	6,037	5.5
Ba
Credit default swaps referencing indices	2	25	2.0	2	25	3.0
Subtotal	2	25	2.0	2	25	3.0
B
Credit default swaps referencing indices	6	89	3.5	1	74	5.0
Subtotal	6	89	3.5	1	74	5.0
Caa
Credit default swaps referencing indices	(1)	15	2.0	(4)	30	2.5
Subtotal	(1)	15	2.0	(4)	30	2.5
Total	$147	$9,519	3.3	$182	$10,007	4.4
__________________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service, Inc. (“Moody’s”), S&P and Fitch Ratings Inc. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
MLIC - 98

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by International Swaps and Derivatives Association, Inc. Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II the of Dodd-Frank Wall Street Reform and Consumer Protection Act) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s International Swaps and Derivatives Association, Inc. Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 12 for a description of the impact of credit risk on the valuation of derivatives.
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2024		2023
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$6,033	$3,132	$6,534	$2,892
OTC-cleared (1)	85	5	112	13
Exchange-traded	3	—	3	—
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	6,121	3,137	6,649	2,905
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(2,531)	(2,531)	(2,350)	(2,350)
OTC-cleared	(4)	(4)	(4)	(4)
Cash collateral: (3), (4)
OTC-bilateral	(2,000)	—	(2,872)	—
OTC-cleared	(78)	—	(105)	(1)
Securities collateral: (5)
OTC-bilateral	(1,487)	(601)	(1,283)	(542)
OTC-cleared	—	(1)	—	(8)
Exchange-traded	—	—	—	—
Net amount after application of master netting agreements and collateral	$21	$—	$35	$—
__________________
(1)At December 31, 2024 and 2023, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $109 million and $143 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of $6 million and $8 million, respectively.
MLIC - 99

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the central clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2024 and 2023, the Company received excess cash collateral of $16 million and $154 million, respectively, and provided excess cash collateral of $4 million at both periods, which are not included in the table above due to the foregoing limitation.
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2024, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2024 and 2023, the Company received excess securities collateral with an estimated fair value of $355 million and $286 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2024 and 2023, the Company provided excess securities collateral with an estimated fair value of $824 million and $1.1 billion, respectively, for its OTC-bilateral derivatives, $423 million and $495 million, respectively, for its OTC-cleared derivatives, and $36 million and $56 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. The Company’s netting agreements for derivatives generally contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain specified minimum financial strength or credit ratings above investment grade level from Moody’s, S&P, or both. In those agreements, if a party’s financial strength or credit rating were to fall below the applicable minimum rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on reasonable valuation of the derivatives.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31, 2024			December 31, 2023
	Derivatives Subject to Financial Strength-Contingent Provisions	Derivatives Not Subject to Financial Strength-Contingent Provisions	Total	Derivatives subject to Financial Strength-contingent provisions	Derivatives Not Subject to Financial Strength-Contingent Provisions	Total
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$580	$21	$601	$542	—	$542
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$962	23	$985	$896	—	$896
MLIC - 100

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
__________________
(1)After taking into consideration the existence of netting agreements.
Embedded Derivatives
The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2024	2023
		(In millions)
Embedded derivatives within asset host contracts:
Assumed on affiliated reinsurance	Other invested assets	$181	$41
Funds withheld on affiliated assumed reinsurance	Other invested assets	(13)	(26)
Total		$168	$15
Embedded derivatives within liability host contracts:
Assumed on affiliated reinsurance	Other liabilities	$—	$104
Funds withheld on affiliated ceded reinsurance	Other liabilities	(461)	(304)
Fixed annuities with equity indexed returns	PABs	172	163
Total		$(289)	$(37)
MLIC - 101

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MLIC - 102

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2024
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$40,202	$6,926	$47,128
Foreign corporate	—	16,120	8,165	24,285
U.S. government and agency	10,254	11,589	—	21,843
RMBS	—	20,000	1,213	21,213
ABS & CLO	—	9,329	3,876	13,205
CMBS	—	4,778	501	5,279
Municipals	—	4,924	7	4,931
Foreign government	—	2,936	12	2,948
Total fixed maturity securities AFS	10,254	109,878	20,700	140,832
Short-term investments	2,350	40	1	2,391
Other investments	46	67	1,371	1,484
Derivative assets: (1)
Interest rate	—	2,781	—	2,781
Foreign currency exchange rate	—	2,855	—	2,855
Credit	—	165	—	165
Equity market	3	205	3	211
Total derivative assets	3	6,006	3	6,012
Embedded derivatives within asset host contracts (2)	—	—	168	168
MRBs	—	—	246	246
Separate account assets (3)	13,688	64,655	859	79,202
Total assets (4)	$26,341	$180,646	$23,348	$230,335
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$1,823	$—	$1,823
Foreign currency exchange rate	—	1,095	—	1,095
Credit	—	6	—	6
Equity market	—	207	—	207
Total derivative liabilities	—	3,131	—	3,131
Embedded derivatives within liability host contracts (2)	—	—	(289)	(289)
MRBs	—	—	2,339	2,339
Separate account liabilities (3)	—	2	—	2
Total liabilities	$—	$3,133	$2,050	$5,183
MLIC - 103

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

	December 31, 2023
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$41,718	$8,775	$50,493
Foreign corporate	—	16,875	8,340	25,215
U.S. government and agency	8,963	12,097	—	21,060
RMBS	3	17,616	1,329	18,948
ABS & CLO	—	10,109	1,532	11,641
CMBS	—	5,499	335	5,834
Municipals	—	6,319	—	6,319
Foreign government	—	3,281	14	3,295
Total fixed maturity securities AFS	8,966	113,514	20,325	142,805
Short-term investments	2,745	288	15	3,048
Other investments	76	77	1,317	1,470
Derivative assets: (1)
Interest rate	—	3,489	—	3,489
Foreign currency exchange rate	—	2,486	—	2,486
Credit	—	181	8	189
Equity market	3	332	7	342
Total derivative assets	3	6,488	15	6,506
Embedded derivatives within asset host contracts (2)	—	—	15	15
MRBs	—	—	177	177
Separate account assets (3)	13,945	68,284	968	83,197
Total assets (4)	$25,735	$188,651	$22,832	$237,218
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$1,419	$175	$1,594
Foreign currency exchange rate	—	881	—	881
Credit	—	11	—	11
Equity market	—	411	—	411
Total derivative liabilities	—	2,722	175	2,897
Embedded derivatives within liability host contracts (2)	—	—	(37)	(37)
MRBs	—	—	2,878	2,878
Separate account liabilities (3)	4	4	—	8
Total liabilities	$4	$2,726	$3,016	$5,746
__________________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.
(2)Embedded derivatives within asset host contracts are presented within other invested assets on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within PABs and other liabilities on the consolidated balance sheets.
MLIC - 104

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets. Separate account liabilities presented in the tables above represent derivative liabilities.
(4)Total assets included in the fair value hierarchy exclude OLPI that are measured at estimated fair value using the net asset value (“NAV”) per share (or its equivalent) practical expedient. The estimated fair value of such investments was $46 million and $48 million at December 31, 2024 and 2023, respectively.
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based, in large part, on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g., cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.
MLIC - 105

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
U.S. government and agency securities, Municipals and Foreign government securities
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
MLIC - 106

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•
Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings, issuance structures and those described above for fixed maturities AFS. Other investments also include certain REJV and use the valuation approach and key inputs as described for OLPI below.

Separate account assets and Separate account liabilities (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		• N/A
	•	quoted prices or reported NAV provided by the fund managers
OLPI
	•	N/A	Valued giving consideration to the underlying holdings of the partnerships and adjusting, if appropriate.
Key Input:
• NAV
__________________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, OLPI, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. With respect to certain OTC-bilateral and OTC-cleared derivatives, management may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MLIC - 107

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The credit risk of both the counterparty and the Company is considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs:
This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.
Level 3 Valuation Approaches and Key Inputs:
These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit		Equity Market
Inputs common to Level 2 and Level 3 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves	•	swap yield curves
	•	basis curves	•	basis curves	•	credit curves	•	spot equity index levels
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates	•	dividend yield curves
			•	cross currency basis curves			•	equity volatility (1)

Level 3	•	swap yield curves (2)	•	N/A	•	swap yield curves (2)	•	dividend yield curves (2)
	•	basis curves (2)			•	credit curves (2)	•	equity volatility (1), (2)
	•	repurchase rates			•	credit spreads	•	correlation between model inputs (1)
	•	interest rate volatility (1), (2)			•	repurchase rates
					•	independent non-binding broker quotations
__________________
(1)Option-based only.
(2)Extrapolation beyond the observable limits of the curve(s).
MLIC - 108

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Embedded Derivatives
Embedded derivatives principally include equity-indexed annuity contracts and investment risk related to certain affiliated reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The estimated fair value of the embedded derivatives within funds withheld related to certain ceded affiliated reinsurance and experience refund related to certain assumed affiliated reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the reinsurance liability. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their underlying host contracts, in other liabilities and other invested assets on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company’s actuarial department. The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.
MRBs
See Note 5 for information on the Company’s valuation approaches and key inputs for MRBs.
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
MLIC - 109

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2024				December 31, 2023				Impact of Increase in Input on Estimated Fair Value (2)
	Valuation Techniques		Significant Unobservable Inputs		Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	49	-	126	94	4	-	131	95	Increase
	•	Market pricing	•	Quoted prices (4)	13	-	100	94	—	-	110	93	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	—	-	128	95	—	-	112	93	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	44	-	113	98	78	-	101	94	Increase (5)
Derivatives
Interest rate	•	Present value techniques	•	Swap yield (6)	—	-	—	—	367	-	399	385	Increase (7)
MRBs
Direct and assumed guaranteed minimum benefits	•	Option pricing techniques	•	Mortality rates:
				Ages 0 - 40	0.01%	-	0.13%	0.05%	0.01%	-	0.13%	0.05%	(8)
				Ages 41 - 60	0.05%	-	0.68%	0.22%	0.05%	-	0.67%	0.22%	(8)
				Ages 61 - 115	0.35%	-	100%	1.14%	0.35%	-	100%	1.23%	(8)
			•	Lapse rates:
				Durations 1 - 10	0.80%	-	20.10%	12.86%	0.80%	-	20.10%	8.72%	Decrease (9)
				Durations 11 - 20	3.10%	-	10.10%	6.05%	3.10%	-	10.10%	4.34%	Decrease (9)
				Durations 21 - 116	1%	-	10.10%	8.20%	0.10%	-	10.10%	4.59%	Decrease (9)
			•	Utilization rates	0.20%	-	16.25%	0.79%	0.20%	-	22%	0.44%	Increase (10)
			•	Withdrawal rates	0%	-	7.75%	4.77%	0.25%	-	7.75%	4.47%	(11)
			•	Long-term equity volatilities	16.63%	-	22.27%	18.77%	16.37%	-	21.85%	18.55%	Increase (12)
			•	Nonperformance risk spread	0.33%	-	0.66%	0.64%	0.38%	-	0.70%	0.73%	Decrease (13)
__________________
(1)The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives. The weighted average for MRBs is determined based on a combination of account values and experience data.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For MRBs, changes to direct and assumed guaranteed minimum benefits are based on liability positions.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
(6)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.
(7)Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.
MLIC - 110

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(8)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs. For contracts that contain only a GMDB, any increase (decrease) in mortality rates result in an increase (decrease) in the estimated fair value of MRBs. Generally, for contracts that contain both a GMDB and a living benefit (e.g., GMIB, GMWB, GMAB), any increase (decrease) in mortality rates result in a decrease (increase) in the estimated fair value of MRBs.
(9)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(10)The utilization rate assumption estimates the percentage of contractholders with GMIBs or a lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract’s withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(11)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.
(12)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(13)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the MRBs.
All other classes of securities classified within Level 3, including those within Other investments, Separate account assets, and Embedded derivatives within funds withheld related to certain ceded affiliated reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in “— Nonrecurring Fair Value Measurements.”
MLIC - 111

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), excluding MRBs (see Note 5):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Municipals	Foreign Government	Short-term Investments
	(In millions)
Balance, January 1, 2023	$14,733	$3,373	$—	$15	$47
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(46)	(2)	—	2	—
Total realized/unrealized gains (losses) included in AOCI	881	44	—	(3)	1
Purchases (3)	3,402	268	—	—	15
Sales (3)	(1,673)	(609)	—	—	(48)
Issuances (3)	—	—	—	—	—
Settlements (3)	—	—	—	—	—
Transfers into Level 3 (4)	221	195	—	—	—
Transfers out of Level 3 (4)	(403)	(73)	—	—	—
Balance, December 31, 2023	17,115	3,196	—	14	15
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(129)	25	—	(1)	—
Total realized/unrealized gains (losses) included in AOCI	(526)	174	—	(2)	—
Purchases (3)	3,253	1,751	—	2	1
Sales (3)	(1,717)	(1,679)	—	(1)	(15)
Issuances (3)	—	—	—	—	—
Settlements (3)	—	—	—	—	—
Transfers into Level 3 (4)	150	2,257	7	—	—
Transfers out of Level 3 (4)	(3,055)	(134)	—	—	—
Balance, December 31, 2024	$15,091	$5,590	$7	$12	$1
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$(21)	$32	$—	$(37)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$(24)	$16	$—	$2	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024: (5)	$(93)	$30	$—	$(1)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$(3,326)	$(341)	$—	$7	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$844	$24	$—	$(3)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2024: (5)	$(539)	$140	$—	$(2)	$—
Gains (Losses) Data for the year ended December 31, 2022
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$(25)	$38	$—	$(37)	$—
Total realized/unrealized gains (losses) included in AOCI	$(3,334)	$(356)	$—	$6	$—
MLIC - 112

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Other Investments	Net Derivatives (7)	Net Embedded Derivatives (8)	Separate Accounts (9)
	(In millions)
Balance, January 1, 2023	$1,022	$(331)	$458	$995
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	147	(24)	(366)	(27)
Total realized/unrealized gains (losses) included in AOCI	—	(5)	—	—
Purchases (3)	152	—	—	166
Sales (3)	(4)	—	—	(176)
Issuances (3)	—	—	—	—
Settlements (3)	—	201	(40)	1
Transfers into Level 3 (4)	—	—	—	13
Transfers out of Level 3 (4)	—	(1)	—	(4)
Balance, December 31, 2023	1,317	(160)	52	968
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	160	(10)	407	(27)
Total realized/unrealized gains (losses) included in AOCI	—	(31)	—	—
Purchases (3)	38	—	—	132
Sales (3)	(197)	—	—	(201)
Issuances (3)	—	—	—	—
Settlements (3)	—	211	(2)	—
Transfers into Level 3 (4)	53	—	—	—
Transfers out of Level 3 (4)	—	(7)	—	(13)
Balance, December 31, 2024	$1,371	$3	$457	$859
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$(22)	$(17)	$1,610	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$150	$(24)	$(366)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024: (5)	$141	$(3)	$407	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$—	$(454)	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$—	$(5)	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2024: (5)	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2022
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$(16)	$(140)	$1,610	$25
Total realized/unrealized gains (losses) included in AOCI	$—	$(547)	$—	$—
__________________
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments and changes in ACL charged to net income (loss) on certain securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
MLIC - 113

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward.
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.
(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
(9)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.
Nonrecurring Fair Value Measurements
The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment), using significant unobservable inputs (Level 3).

	December 31,
	2024	2023
	(In millions)
Carrying value after measurement:
Mortgage loans (1)	$499	$295

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Realized gains (losses) net:
Mortgage loans (1)	$(117)	$(162)	$(13)
__________________
(1)Estimated fair values of impaired mortgage loans are based on the underlying collateral or discounted cash flows. See Note 10.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. The following tables exclude: cash and cash equivalents, which are primarily classified as Level 1, and accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities (i.e. time deposits), which are primarily classified as Level 2. The Company believes that due to the short-term nature of these excluded financial instruments, the estimated fair value approximates carrying value.
MLIC - 114

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2024
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$60,025	$—	$—	$56,824	$56,824
Policy loans	$5,601	$—	$—	$5,863	$5,863
Other invested assets	$2,117	$—	$1,734	$409	$2,143
Premiums, reinsurance and other receivables	$13,390	$—	$345	$13,212	$13,557
Liabilities
PABs	$86,061	$—	$—	$83,986	$83,986
Long-term debt	$1,552	$—	$1,632	$—	$1,632
Other liabilities	$11,160	$—	$259	$10,862	$11,121
Separate account liabilities	$25,873	$—	$25,873	$—	$25,873

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$62,584	$—	$—	$59,511	$59,511
Policy loans	$5,671	$—	$—	$6,042	$6,042
Other invested assets	$1,778	$—	$1,794	$—	$1,794
Premiums, reinsurance and other receivables	$14,028	$—	$221	$14,053	$14,274
Liabilities
PABs	$87,518	$—	$—	$86,093	$86,093
Long-term debt	$1,886	$—	$1,958	$—	$1,958
Other liabilities	$11,481	$—	$141	$11,333	$11,474
Separate account liabilities	$29,204	$—	$29,204	$—	$29,204

MLIC - 115

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Leases
The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases and subleases with remaining lease terms of less than one year to six years.
ROU Assets and Lease Liabilities
ROU assets and lease liabilities for operating leases were:

	December 31, 2024	December 31, 2023
	(In millions)
ROU assets	$340	$416
Lease liabilities	$408	$498
Lease Costs
The components of operating lease costs were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Operating lease cost	$88	$104	$116
Sublease income	(79)	(87)	(73)
Other Information
Supplemental other information related to operating leases was as follows:

	December 31, 2024	December 31, 2023
	(Dollars in millions)
Cash paid for amounts included in the measurement of lease liability - operating cash flows	$102	$114
ROU assets obtained in exchange for new lease liabilities	$—	$3
Weighted-average remaining lease term	5 years	6 years
Weighted-average discount rate	4.0%	4.0%
Maturities of Lease Liabilities
Maturities of operating lease liabilities were as follows:

December 31, 2024
(In millions)
2025	$107
2026	103
2027	93
2028	71
2029	37
Thereafter	50
Total undiscounted cash flows	461
Less: interest	53
Present value of lease liability	$408
See Note 10 for information about the Company’s investments in leased real estate.
MLIC - 116

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Long-term and Short-term Debt
Long-term and short-term debt outstanding was as follows:

							December 31,
							2024			2023
	Interest Rates (1)			Maturity			Face Value	Unamortized Discount and Issuance Costs	Carrying Value	Face Value	Unamortized Discount and Issuance Costs	Carrying Value
							(In millions)
Surplus notes - affiliated	7.38%	-	7.38%	2037			$700	$(6)	$694	$700	$(7)	$693
Surplus notes	7.80%	-	7.80%	2025			250	—	250	400	—	400
Other notes	5.34%	-	8.39%	2027	-	2038	610	(2)	608	796	(3)	793
Financing lease obligations							1	—	1	1	—	1
Total long-term debt							1,561	(8)	1,553	1,897	(10)	1,887
__________________
(1)Range of interest rates are for the year ended December 31, 2024.
The aggregate maturities of long-term debt at December 31, 2024 for the next five years and thereafter are $250 million in 2025, $0 in 2026, $51 million in 2027, $428 million in 2028, $0 in 2029 and $824 million thereafter.
Financing lease obligations are collateralized and rank highest in priority, followed by other notes. Payments of interest and principal on the Company’s surplus notes, which are subordinate to all other obligations of Metropolitan Life Insurance Company, and are senior to obligations of MetLife, Inc., may be made only with the prior approval of the New York State Department of Financial Services (“NYDFS”).
Other Notes
In March 2023, Missouri Reinsurance, Inc. (“MoRe”), a wholly-owned subsidiary of the Company, borrowed funds from MetLife, Inc. under a term loan agreement, interest on which is payable semi-annually. The terms of the promissory notes are as follows:
•$80 million 5.34% fixed rate due March 2028;
•$80 million 5.68% fixed rate due March 2033; and
•$50 million 6.05% fixed rate due March 2038.
In December 2022, MoRe issued to MetLife, Inc. a $60 million 5.23% promissory note. The promissory note was payable semi-annually and matured in December 2024.
Short-term Debt
Short-term debt with maturities of one year or less was as follows:

December 31,
2023
(Dollars in millions)
Commercial paper	$—
Average daily balance	$54
Average days outstanding	80 days
There was no short-term debt issued or repaid for the year ended December 31, 2024. For the years ended December 31, 2023 and 2022, the weighted average interest rate on short-term debt was 4.80% and 1.60%, respectively.
MLIC - 117

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Long-term and Short-term Debt (continued)
Interest Expense
Interest expense included in other expenses was $122 million, $132 million and $104 million for the years ended December 31, 2024, 2023 and 2022, respectively. These amounts include $68 million, $65 million and $53 million of interest expense related to affiliated debt for the years ended December 31, 2024, 2023 and 2022, respectively.
Credit Facility
At December 31, 2024, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company (“MetLife Funding”), maintained a $3.0 billion unsecured revolving credit facility (the “Credit Facility”). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.
The Credit Facility is used for general corporate purposes, to support the borrowers’ commercial paper programs and for the issuance of letters of credit. The Company’s total fees associated with the Credit Facility were $2 million, $2 million and $4 million for the years ended December 31, 2024, 2023 and 2022, respectively, and were included in other expenses.
Information on the Credit Facility at December 31, 2024 was as follows:

Borrower(s)	Expiration	Maximum Capacity	Letters of Credit Used by the Company (1)	Letters of Credit Used by Affiliates (1)	Drawdowns	Unused Commitments
		(In millions)
MetLife, Inc. and MetLife Funding	May 2028 (2)	$3,000	$7	$290	$—	$2,703
__________________
(1)MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2024 and is not responsible for any reimbursement obligations under such letters of credit.
(2)All borrowings under the Credit Facility must be repaid by May 8, 2028, except that letters of credit outstanding on that date may remain outstanding until no later than May 8, 2029.
Debt and Facility Covenants
Certain of the Company’s debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at December 31, 2024.
15. Equity
Statutory Equity and Income
Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the NYDFS may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.
New York, the state of domicile of Metropolitan Life Insurance Company, imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“authorized control level RBC”), based on the statutory-based financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice authorized control level RBC (“Company Action Level RBC”). The Company Action Level RBC ratios for Metropolitan Life Insurance Company were in excess of 360% and in excess of 370% at December 31, 2024 and 2023, respectively.
MLIC - 118

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
Metropolitan Life Insurance Company’s ancillary foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company’s foreign insurance operations was $326 million and the aggregate actual regulatory capital and surplus of such operations was $1.0 billion as of the date of the most recently required capital adequacy calculation for each jurisdiction. The Company’s foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing FPBs using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners’ Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Considerations Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by $1.5 billion and $1.4 billion at December 31, 2024 and 2023, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2.5 billion, $3.4 billion and $2.7 billion at December 31, 2024, 2023 and 2022, respectively. Statutory capital and surplus, including the aforementioned prescribed practices, was $9.8 billion and $11.6 billion at December 31, 2024 and 2023, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the NYDFS.
Dividend Restrictions
Under the New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the “Superintendent”) and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under the New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.
Metropolitan Life Insurance Company paid $3.5 billion and $2.5 billion in dividends to MetLife, Inc. for the years ended December 31, 2024 and 2023, respectively, including amounts where regulatory approval was obtained as required. Under
MLIC - 119

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
New York State Insurance Law, Metropolitan Life Insurance Company has calculated that it may pay approximately $2.7 billion to MetLife, Inc. without prior regulatory approval by the end of 2025.
AOCI
Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Deferred Gains (Losses) on Derivatives	FPBs Discount Rate Remeasurement Gains (Losses)	MRBs Instrument-Specific Credit Risk Remeasurement Gains(Losses)	Foreign Currency Translation Adjustments	Defined Benefit Plans Adjustment	Total
	(In millions)
Balance at December 31, 2021	$12,799	$1,872	$(15,553)	$267	$(45)	$(395)	$(1,055)
OCI before reclassifications	(31,197)	(701)	21,623	(236)	(177)	278	(10,410)
Deferred income tax benefit (expense)	6,556	147	(4,541)	49	35	(58)	2,188
AOCI before reclassifications, net of income tax	(11,842)	1,318	1,529	80	(187)	(175)	(9,277)
Amounts reclassified from AOCI	862	302	—	—	—	47	1,211
Deferred income tax benefit (expense)	(181)	(63)	—	—	—	(10)	(254)
Amounts reclassified from AOCI, net of income tax	681	239	—	—	—	37	957
Balance at December 31, 2022	(11,161)	1,557	1,529	80	(187)	(138)	(8,320)
OCI before reclassifications	4,420	(252)	(2,957)	(59)	56	(44)	1,164
Deferred income tax benefit (expense)	(889)	53	621	12	(12)	9	(206)
AOCI before reclassifications, net of income tax	(7,630)	1,358	(807)	33	(143)	(173)	(7,362)
Amounts reclassified from AOCI	1,421	(826)	—	—	—	10	605
Deferred income tax benefit (expense)	(286)	173	—	—	—	(2)	(115)
Amounts reclassified from AOCI, net of income tax	1,135	(653)	—	—	—	8	490
Balance at December 31, 2023	(6,495)	705	(807)	33	(143)	(165)	(6,872)
OCI before reclassifications	(3,545)	(198)	3,554	(80)	43	28	(198)
Deferred income tax benefit (expense)	909	42	(775)	17	(11)	(6)	176
AOCI before reclassifications, net of income tax	(9,131)	549	1,972	(30)	(111)	(143)	(6,894)
Amounts reclassified from AOCI	608	519	—	—	—	12	1,139
Deferred income tax benefit (expense)	(128)	(109)	—	—	—	(2)	(239)
Amounts reclassified from AOCI, net of income tax	480	410	—	—	—	10	900
Balance at December 31, 2024	$(8,651)	$959	$1,972	$(30)	$(111)	$(133)	$(5,994)
__________________
(1)Primarily unrealized gains (losses) on fixed maturity securities.
MLIC - 120

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2024	2023	2022
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Unrealized investment gains (losses):
Unrealized investment gains (losses)	$(557)	$(1,404)	$(810)	Net investment gains (losses)
Unrealized investment gains (losses)	—	5	6	Net investment income
Unrealized investment gains (losses)	(51)	(22)	(58)	Net derivative gains (losses)
Unrealized investment gains (losses), before income tax	(608)	(1,421)	(862)
Income tax (expense) benefit	128	286	181
Unrealized investment gains (losses), net of income tax	(480)	(1,135)	(681)
Deferred gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	33	50	59	Net investment income
Interest rate derivatives	3	87	51	Net investment gains (losses)
Foreign currency exchange rate derivatives	4	4	5	Net investment income
Foreign currency exchange rate derivatives	(560)	684	(417)	Net investment gains (losses)
Credit derivatives	1	1	—	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	(519)	826	(302)
Income tax (expense) benefit	109	(173)	63
Gains (losses) on cash flow hedges, net of income tax	(410)	653	(239)
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)	(14)	(12)	(49)
Amortization of prior service (costs) credit	2	2	2
Amortization of defined benefit plan items, before income tax	(12)	(10)	(47)
Income tax (expense) benefit	2	2	10
Amortization of defined benefit plan items, net of income tax	(10)	(8)	(37)
Total reclassifications, net of income tax	$(900)	$(490)	$(957)
__________________
(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 17.
MLIC - 121

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
16. Other Revenues and Other Expenses
Other Revenues
Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Prepaid legal plans	$438	$446	$421
ASO contracts	267	250	226
Recordkeeping and administrative services (1)	149	148	166
Other revenue from service contracts from customers	42	43	34
Total revenues from service contracts from customers	896	887	847
Other (2)	879	786	847
Total other revenues	$1,775	$1,673	$1,694
__________________
(1)Related to products and businesses no longer actively marketed by the Company.
(2)Primarily includes reinsurance ceded. See Note 8.
Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Amortization of DAC and VOBA	$279	$298	$297
Interest expense on debt	122	132	104
General and administrative expenses (1)	2,535	2,799	2,743
Commissions and other variable expenses	2,181	2,098	2,290
Capitalization of DAC	(110)	(118)	(189)
Premium taxes, other taxes, and licenses & fees	451	377	342
Pension, postretirement and postemployment benefit costs	221	199	116
Total other expenses	$5,679	$5,785	$5,703
__________________
(1)Includes ($117) million, ($116) million and $52 million for the years ended December 31, 2024, 2023 and 2022, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 7 for additional information on DAC and VOBA, including impacts of capitalization and amortization. See also Note 9 for a description of the DAC amortization impact associated with the closed block.
Expenses related to Debt
See Note 14 for additional information on interest expense on debt, including affiliated interest expense.
Affiliated Expenses
See Notes 8 and 20 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.
MLIC - 122

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans
Pension Benefit Plans
The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plan. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year U.S. Treasury securities, for each account balance. Effective January 1, 2023, nonqualified defined benefit pension plans were amended to provide benefits accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The pension plan sponsored by the Company provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
Obligations and Funded Status

	December 31,
	2024	2023
	Pension Benefits
	(In millions)
Change in benefit obligations:
Benefit obligations at January 1,	$988	$962
Service costs	11	10
Interest costs	50	52
Net actuarial (gains) losses (1)	(25)	43
Benefits paid	(76)	(79)
Benefit obligations at December 31,	948	988
Change in plan assets:
Estimated fair value of plan assets at January 1,	—	—
Employer contributions	76	79
Benefits paid	(76)	(79)
Estimated fair value of plan assets at December 31,	—	—
Over (under) funded status at December 31,	$(948)	$(988)
Amounts recognized on the consolidated balance sheets:
Other liabilities	$(948)	$(988)
Amount recognized	$(948)	$(988)
AOCI:
Net actuarial (gains) losses	$181	$220
Prior service costs (credit)	(3)	(5)
AOCI, before income tax	$178	$215
Accumulated benefit obligation	$928	$967
__________________
(1)For the years ended December 31, 2024 and 2023, significant sources of actuarial (gains) losses for pension benefits include the impact of changes to the financial assumptions of ($39) million and $32 million, respectively, plan experience of $14 million and $21 million, respectively, and demographic assumptions of $0 and ($10) million, respectively.
MLIC - 123

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans (continued)
Information regarding pension plans with PBOs and/or accumulated benefit obligations (“ABO”) in excess of plan assets was as follows at:

	December 31,
	2024	2023	2024	2023
	PBO Exceeds Estimated Fair Value of Plan Assets		ABO Exceeds Estimated Fair Value of Plan Assets
	(In millions)
PBO	$948	$988	$948	$988
ABO	$928	$967	$928	$967
Net Periodic Benefit Costs
The components of net periodic benefit costs and benefit obligations recognized in OCI were as follows for pension benefits:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Net periodic benefit costs:
Service costs	$11	$10	$15
Interest costs	50	52	37
Amortization of net actuarial (gains) losses	14	12	41
Amortization of prior service costs (credit)	(2)	(2)	(2)
Total net periodic benefit costs (credit)	73	72	91
Other changes in plan assets and benefit obligations recognized in OCI:
Net actuarial (gains) losses	(25)	43	(280)
Amortization of net actuarial gains (losses)	(14)	(12)	(41)
Amortization of prior service (costs) credit	2	2	2
Total recognized in OCI	(37)	33	(319)
Total recognized in net periodic benefit costs and OCI	$36	$105	$(228)
Assumptions
Assumptions used in determining the benefit obligation for the plan were as follows:

	Pension Benefits
December 31, 2024
Weighted average discount rate	5.70%
Weighted average interest crediting rate	4.31%
Rate of compensation increase	2.50%	-	8.00%
December 31, 2023
Weighted average discount rate	5.25%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
MLIC - 124

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans (continued)
Assumptions used in determining the net periodic benefit cost for the plan were as follows:

	Pension Benefits
Year Ended December 31, 2024
Weighted average discount rate	5.25%
Weighted average interest crediting rate	4.30%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2023
Weighted average discount rate	5.60%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2022
Weighted average discount rate	2.95%
Weighted average interest crediting rate	3.46%
Rate of compensation increase	2.50%	-	8.00%
The weighted average discount rate for the plan is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.
The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.
Expected Future Contributions and Benefit Payments
Benefit payments due under the nonqualified pension plan are primarily funded from the Company’s general assets as they become due under the provisions of the plan, and therefore benefit payments equal employer contributions. The Company expects to make benefit payments of $80 million in 2025.
Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

Pension Benefits
(In millions)
2025	$75
2026	$75
2027	$74
2028	$79
2029	$101
2030-2034	$385

MLIC - 125

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax
The Company’s provision for income tax was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Current:
U.S. federal	$723	$353	$309
U.S. state and local	4	14	11
Non-U.S.	15	14	14
Subtotal	742	381	334
Deferred:
U.S. federal	34	(321)	939
Subtotal	34	(321)	939
Provision for income tax expense (benefit)	$776	$60	$1,273
The Company’s income (loss) before income tax expense (benefit) was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Income (loss):
U.S.	$4,113	$1,176	$6,895
Non-U.S.	148	19	34
Total	$4,261	$1,195	$6,929
The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Tax provision at U.S. statutory rate	$895	$251	$1,455
Tax effect of:
Dividend received deduction	(18)	(17)	(19)
Tax-exempt income	(32)	(28)	7
Prior year tax	(4)	8	22
Low income housing tax credits	6	(116)	(143)
Other tax credits	(33)	(30)	(36)
Foreign tax rate differential	(27)	1	(10)
Other, net	(11)	(9)	(3)
Provision for income tax expense (benefit)	$776	$60	$1,273

MLIC - 126

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2024	2023
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$616	$1,591
Net operating loss carryforwards (1)	78	76
Employee benefits	463	473
Litigation-related and government mandated	90	83
Net unrealized investment losses	2,444	1,741
Other	192	204
Total gross deferred income tax assets	3,883	4,168
Less: Valuation allowance	78	75
Total net deferred income tax assets	3,805	4,093
Deferred income tax liabilities:
Investments, including derivatives	824	1,005
Intangibles	17	20
DAC	81	146
Total deferred income tax liabilities	922	1,171
Net deferred income tax asset (liability)	$2,883	$2,922
__________________
(1)The Company has recorded a deferred tax asset of $78 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2024. U.S. state net operating loss carryforwards will expire between 2027 and 2042, whereas other jurisdictions have an unlimited carryforward period.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) MetLife, Inc. included $56 million and ($57) million at December 31, 2024 and 2023, respectively.
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”) and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2017.
In 2022, the IRS began a federal income tax audit of MetLife, Inc. and subsidiaries for tax years 2017-2019. The audit is ongoing and to date, no material issues have been raised and no adjustments have been proposed.
In 2022, the IRS reviewed and acknowledged acceptance of the 2014 through 2016 amended federal income tax returns filed in 2021 and closed the years to further audit.
The Company’s overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate for a particular future period.
MLIC - 127

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$39	$37	$23
Additions for tax positions of prior years	—	—	24
Reductions for tax positions of prior years (1)	—	—	(12)
Additions for tax positions of current year	2	2	2
Balance at December 31,	$41	$39	$37
Unrecognized tax benefits that, if recognized, would impact the effective rate	$41	$39	$37
__________________
(1)The decrease in 2022 is primarily related to non-cash benefits from a tax audit settlement.
The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.
MLIC - 128

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees
Contingencies
Litigation
The Company is a defendant in a large number of litigation matters. Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company’s consolidated financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, mortgage lender, employer, investor, investment advisor, broker-dealer, and taxpayer.
The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company’s compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. In certain circumstances where liabilities have been established there may be coverage under one or more corporate insurance policies, pursuant to which there may be an insurance recovery. Insurance recoveries are recognized as gains when any contingencies relating to the insurance claim have been resolved, which is the earlier of when the gains are realized or realizable. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2024. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company’s financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company’s consolidated net income or cash flows in particular quarterly or annual periods.
Matters as to Which an Estimate Can Be Made
For some matters, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual. As of December 31, 2024, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $125 million.
Matters as to Which an Estimate Cannot Be Made
For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.
MLIC - 129

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
Asbestos-Related Claims
Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing or selling asbestos-containing products, nor has Metropolitan Life Insurance Company issued liability or workers’ compensation insurance to companies in the business of manufacturing or selling asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company’s employees during the period from the 1920s through approximately the 1950s and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company.
Metropolitan Life Insurance Company’s defenses include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company’s conduct was not the cause of the plaintiffs’ injuries; and (iv) plaintiffs’ exposure occurred after the dangers of asbestos were known. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company’s motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.
The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

	December 31,
	2024	2023	2022
	(In millions, except number of claims)
Asbestos personal injury claims at year end	57,760	57,488	58,073
Number of new claims during the year	2,936	2,565	2,610
Settlement payments during the year (1)	$47.4	$50.6	$50.5
__________________
(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company’s attorneys’ fees and expenses.
The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.
The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.
MLIC - 130

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company’s judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company’s total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary, but management does not believe any such charges are likely to have a material effect on the Company’s financial position.
The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company’s recorded asbestos liability covers pending claims, claims not yet asserted, and legal defense costs and is based on estimates and includes significant assumptions underlying its analysis.
Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its recorded liability for asbestos-related claims. The frequency of claims relating to asbestos has not declined as expected, and MLIC has reflected this in its provisions. Accordingly, MLIC increased its recorded liability for asbestos-related claims to $406 million at December 31, 2024. The recorded liability was $364 million at December 31, 2023.
Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court of the State of New York, County of New York, filed December 27, 2017)
Total Asset Recovery Services (the “Relator”) brought an action under the qui tam provision of the New York False Claims Act (the “Act”) on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. In December 2020, the Appellate Division of the New York State Supreme Court, First Department, reversed the court’s order granting MetLife, Inc. and MLIC’s motion to dismiss and remanded the case. The Relator filed a Fourth Amended Complaint in January 2023. On October 13, 2024, the trial court denied the defendants’ motion to dismiss the complaint. The Company intends to defend the action vigorously.
Matters Related to Group Annuity Benefits
In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits. Several regulators have made inquiries into the issue and it is possible that other jurisdictions may pursue similar investigations or inquiries. The Company could be exposed to lawsuits and additional legal actions relating to the issue. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities, Employee Retirement Income Security Act of 1974, or other laws or regulations. The Company could incur significant costs in connection with these actions.
Insolvency Assessments
Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.
MLIC - 131

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
Assets and liabilities held for insolvency assessments are as follows:

December 31,
2024
(In millions)
Other Assets:
Premium tax offset for future discounted and undiscounted assessments	$45
Premium tax offset currently available for paid assessments	66
Total	$111
Other Liabilities:
Insolvency assessments	$61
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $1.5 billion and $3.3 billion at December 31, 2024 and 2023, respectively.
Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments
The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.0 billion and $4.4 billion at December 31, 2024 and 2023, respectively.
Guarantees
In the normal course of its business, the Company has provided certain indemnities and guarantees to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $524 million, with a cumulative maximum of $622 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities or guarantees.
In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.
The Company’s recorded liabilities were $2 million at both December 31, 2024 and 2023 for indemnities and guarantees.
20. Related Party Transactions
Service Agreements
The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to
MLIC - 132

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
20. Related Party Transactions (continued)
these agreements, recorded in other expenses, were $3.0 billion, $3.0 billion and $2.7 billion for the years ended December 31, 2024, 2023 and 2022, respectively. Total revenues received from affiliates related to these agreements were $52 million, $52 million and $48 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company had net payables to affiliates, related to the items discussed above, of $88 million and $56 million at December 31, 2024 and 2023, respectively.
See Notes 1, 8, 10, 14 and 15 for additional information on related party transactions.
MLIC - 133

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule I
Consolidated Summary of Investments —
Other Than Investments in Related Parties (1)
December 31, 2024
(In millions)

Types of Investments	Cost or Amortized Cost (2)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities AFS:
Bonds:
U.S. government and agency	$25,163	$21,843	$21,843
Public utilities	5,003	4,695	4,695
Municipals	5,373	4,931	4,931
Foreign government	3,161	2,948	2,948
All other corporate bonds	72,194	65,988	65,988
Total bonds	110,894	100,405	100,405
Mortgage-backed, asset-backed and collateralized loan obligations securities	42,117	39,697	39,697
Redeemable preferred stock	733	730	730
Total fixed maturity securities AFS	153,744	140,832	140,832
Mortgage loans	60,528		60,025
Policy loans	5,601		5,601
Real estate and REJV	8,623		8,623
Real estate acquired in satisfaction of debt	279		279
OLPI	7,054		7,054
Short-term investments	2,412		2,391
Other invested assets	17,674		17,674
Total investments	$255,915		$242,479
______________
(1)Includes investments in related parties of $3.9 billion. See Notes 8, 10 and 11 of the Notes to Consolidated Financial Statements for further information.
(2)Amortized cost for fixed maturity securities AFS, mortgage loans, policy loans and short-term investments represents original cost reduced by repayments and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for REJV and OLPI, cost represents original cost reduced for impairments and adjusted for equity in earnings and distributions.
MLIC - 134

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information
December 31, 2024 and 2023
(In millions)

	DAC and VOBA	FPBs, Other Policy-Related Balances and Policyholder Dividend Obligation	PABs	MRB (Assets) Liabilities (1)	Policyholder Dividends Payable	Unearned Premiums (2), (3)	UREV (2)
2024
Group Benefits	$244	$17,870	$7,469	$—	$—	$444	$—
RIS	226	53,330	69,981	24	—	—	14
MetLife Holdings	2,526	63,638	15,936	2,069	231	152	5
Corporate & Other	140	119	8,754	—	—	—	—
Total	$3,136	$134,957	$102,140	$2,093	$231	$596	$19
2023
Group Benefits	$255	$17,547	$7,605	$—	$—	$359	$—
RIS	169	54,367	69,758	(1)	—	—	16
MetLife Holdings	2,723	65,434	17,598	2,702	233	152	5
Corporate & Other	158	123	8,933	—	—	—	—
Total	$3,305	$137,471	$103,894	$2,701	$233	$511	$21
_____________
(1)MRB assets and liabilities are presented net.
(2)Amounts are included within the FPBs, other policy-related balances and policyholder dividend obligation column.
(3)Includes premiums received in advance.
MLIC - 135

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information — (continued)
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income	Policyholder Benefits and Claims, Policyholder Liability Remeasurement (Gains) Losses and Interest Credited to PABs	Market Risk Benefit Remeasurement (Gains) Losses	Amortization of DAC and VOBA Charged to Other Expenses	Other Expenses (1)
2024
Group Benefits	$22,339	$1,156	$18,821	$—	$25	$3,532
RIS	4,107	6,531	9,148	25	40	330
MetLife Holdings	2,595	3,437	4,162	(957)	196	1,256
Corporate & Other	20	511	321	—	18	737
Total	$29,061	$11,635	$32,452	$(932)	$279	$5,855
2023
Group Benefits	$21,472	$1,127	$18,143	$—	$26	$3,302
RIS	2,039	6,111	6,527	(34)	31	527
MetLife Holdings	2,865	3,757	4,617	(669)	224	1,278
Corporate & Other	6	211	315	—	17	850
Total	$26,382	$11,206	$29,602	$(703)	$298	$5,957
2022
Group Benefits	$21,124	$1,076	$18,307	$—	$26	$3,056
RIS	8,692	4,980	12,353	(290)	28	347
MetLife Holdings	3,190	4,132	4,904	(3,089)	237	1,372
Corporate & Other	—	(66)	67	—	6	1,194
Total	$33,006	$10,122	$35,631	$(3,379)	$297	$5,969
_____________
(1)Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.
MLIC - 136

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule IV
Consolidated Reinsurance
December 31, 2024, 2023 and 2022
(Dollars in millions)

	Gross Amount	Ceded (1)	Assumed (1)	Net Amount	% Amount Assumed to Net
2024
Life insurance in-force	$4,388,485	$146,790	$702,733	$4,944,428	14.2%
Insurance premium
Life insurance (2)	$16,564	$652	$984	$16,896	5.8%
Accident & health insurance	11,114	494	45	10,665	0.4%
Total insurance premium	$27,678	$1,146	$1,029	$27,561	3.7%
2023
Life insurance in-force	$4,276,976	$160,983	$660,504	$4,776,497	13.8%
Insurance premium
Life insurance (2)	$14,418	$704	$807	$14,521	5.6%
Accident & health insurance	10,609	452	40	10,197	0.4%
Total insurance premium	$25,027	$1,156	$847	$24,718	3.4%
2022
Life insurance in-force	$4,074,989	$149,129	$538,168	$4,464,028	12.1%
Insurance premium
Life insurance (2)	$21,248	$769	$830	$21,309	3.9%
Accident & health insurance	10,017	179	42	9,880	0.4%
Total insurance premium	$31,265	$948	$872	$31,189	2.8%
______________
(1)    For the year ended December 31, 2024, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.1 billion and $232 million, respectively, and life insurance premiums of $401 million and $5 million, respectively. For the year ended December 31, 2023, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.1 billion and $338 million, respectively, and life insurance premiums of $372 million and ($19) million, respectively. For the year ended December 31, 2022, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.7 billion and $2.0 billion, respectively, and life insurance premiums of $139 million and $7 million, respectively.
(2)    Includes annuities with life contingencies.
MLIC - 137